UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
PRIMO WATER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Primo Water Corporation 1150 Assembly Drive Suite 800 Tampa, Florida 33607
March 28, 2024
Dear Shareowners:
We are pleased to invite you to attend Primo Water Corporation’s (“Primo Water” or the “Company”) 2024 annual and special meeting of shareowners (including any adjournment or postponement thereof, the “meeting”), which will be held at 8:00 a.m. (local time in Tampa, Florida) on Wednesday, May 8, 2024. We will again hold our annual and special meeting of shareowners in a virtual-only format, via live audio webcast. You can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2024. You will be able to listen to the meeting live and submit questions and vote your shares while the meeting is being held.
At this meeting, you will have the opportunity to learn more about Primo Water and our strategy and to receive our financial results for the 2023 fiscal year. The notice of meeting and proxy statement that accompany this letter describe the business to be conducted at the meeting. You should also have received a proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s board of directors (the “Board”).
We appreciate and encourage shareowner participation. For this year’s meeting, the Board has determined to nominate ten of our incumbent directors: Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Derek R. Lewis, Lori T. Marcus, Billy D. Prim, Robbert Rietbroek, Archana Singh and Steven P. Stanbrook. We are confident that our slate of Board candidates has the right mix of professional achievement, skills, experiences and reputations that qualify each of them to serve on the Board. We are committed to engaging with our shareowners and continuing to respond to shareowner concerns about the Company, and we believe we are well-positioned to oversee the execution of our long-term strategic plan to maximize value for the Company’s shareowners and other constituencies that the Company serves. The Board unanimously recommends that you vote “FOR” the election of the Board’s candidates on the proxy card.
Even if you cannot attend the meeting, it is very important that your shares be represented and voted, either through the Internet, by telephone or by completing, signing and dating the enclosed proxy card in the envelope provided. Returning the proxy card or voting by Internet or telephone does not deprive you of your right to attend the meeting and to vote your shares. We encourage you to read the accompanying proxy statement and vote as soon as possible. If your shares are held by a broker, securities dealer, bank, trust company or other intermediary, we recommend that you instruct your intermediary to vote your shares on the proxy card.
Thank you for your ongoing support of Primo Water Corporation. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your cooperation.
Sincerely,

Robbert Rietbroek
Chief Executive Officer
If you have any questions or require assistance in authorizing a proxy or voting your common shares, or if you would like additional copies of the proxy materials, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com

Primo Water Corporation
Notice of Annual and Special Meeting of Shareowners
The 2024 Annual and Special Meeting of Shareowners of Primo Water Corporation (“Primo Water” or the “Company”) will be held
on:	Wednesday, May 8, 2024
at:
8:00 a.m. (local time in Tampa, Florida). We encourage you to access the meeting prior to the start time to allow you ample time to log in to the live audio webcast and test your computer audio system.

At:
Virtual meeting only via live audio webcast online at www.virtualshareholdermeeting.com/PRMW2024. To participate in the meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompany your proxy materials. You will be able to listen to the meeting live and submit questions and submit your vote while the meeting is being held.

To:	•	receive the financial statements for the year ended December 30, 2023 and the report on those statements by Primo Water’s independent registered certified public accounting firm,
	•	elect directors,
	•	approve the appointment of Primo Water’s independent registered certified public accounting firm,
	•	hold a non-binding advisory vote on executive compensation,
	•	confirm, ratify and approve Primo Water’s Shareholder Rights Plan,
	•	approve Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan, and
	•	transact any other business that properly may be brought before the meeting and any adjournment of the meeting.
The foregoing items of business are more fully described in the accompanying proxy statement. The Board recommends a vote “FOR” each of the Board’s ten director candidates named in the accompanying proxy statement and proxy card and a vote “FOR” each of the Company’s other proposals on the proxy card. Only those shareowners as of the close of business on March 21, 2024 (the “Record Date”) are entitled to notice of and to vote at the meeting. The proxy statement and the proxy card are first being made available to shareowners on or about March 28, 2024.
Whether or not you plan to attend the meeting, we encourage you to submit your proxy as soon as possible by voting through the Internet, by telephone or by completing, signing and dating the enclosed proxy card. You are urged to vote your shares promptly even if your shares have been sold after the Record Date. For specific instructions on how to vote your shares, please refer to the proxy card or the section entitled “Questions and Answers About the Meeting” on page 3 of the proxy statement.
If your common shares are held by a broker, securities dealer, bank, trust company or other intermediary (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, securities dealer, bank, trust company or other intermediary. You must provide voting instructions by completing the voting instruction form and returning it to your broker, securities dealer, bank, trust company or other intermediary for your shares to be voted. We recommend that you instruct your broker, securities dealer, bank, trust company or other intermediary to vote your shares on the proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

It is important that your shares be represented at the meeting, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting. If you are a record holder, you may vote your shares by mail, telephone or the Internet as described in the proxy card. You may also vote in person (virtually) at the meeting. If your shares are held by a broker, securities dealer, bank, trust company or other intermediary, you must follow the instructions provided by your broker, securities dealer, bank, trust company or other intermediary to vote your shares. If you plan to attend the meeting and vote your shares in person (virtually) at the meeting, you need to make the necessary arrangements with your intermediary.
By order of the Board of Directors

Marni Morgan Poe
Chief Legal Officer and Secretary
Tampa, Florida
March 28, 2024
YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY, EITHER ELECTRONICALLY THROUGH THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREOWNERS TO BE HELD ON MAY 8, 2024
Our proxy statement, form of proxy and 2023 annual report are available at our website (www.primowatercorp.com), as well as our profile on SEDAR (www.sedar.com) and EDGAR (www.sec.gov).
Please complete, sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the meeting. Instructions are on your proxy card or on the voting instruction form provided by your broker, securities dealer, bank, trust company or other intermediary.
The accompanying proxy statement provides a detailed description of the business to be conducted at the meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.
If you have any questions concerning the business to be conducted at the meeting, or if you would like additional copies of proxy materials, or require assistance in authorizing a proxy or voting your common shares, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com

Primo Water Corporation
Annual and Special Meeting of Shareowners
THIS PROXY STATEMENT EXPLAINS:
•	details of the matters to be voted upon at the meeting, and
•	how to exercise your right to vote even if you cannot attend the meeting.
THIS PROXY STATEMENT CONTAINS:
•	the notice of the meeting,
•	the proxy statement for the meeting, and
•	a proxy form that you may use to vote your shares without attending the meeting.
REGISTERED SHAREOWNERS
A proxy card is enclosed with this booklet. This proxy card may be used to vote your shares if you are unable to attend the meeting. Instructions on how to vote using this proxy card are found starting on page 5 of this proxy statement.
NON-REGISTERED BENEFICIAL SHAREOWNERS
If your shares are held on your behalf or for your account by a broker, securities dealer, bank, trust company or other intermediary, you will not be able to vote unless you carefully follow the instructions provided by your intermediary.
The accompanying proxy statement and proxy card are furnished in connection with the solicitation of proxies by or on behalf of the board of directors for use at the annual and special meeting of shareowners to be held on Wednesday, May 8, 2024 and any continuation of the meeting after an adjournment of such meeting.
AVAILABILITY OF QUARTERLY FINANCIAL INFORMATION
If you are a shareowner and wish to receive (or continue to receive) our quarterly interim financial statements (and the related management discussion and analysis) by mail, you must complete and return the enclosed request form. If you do not do so, quarterly financial statements will not be sent to you. Financial results are announced by media release, and financial statements are available on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov.

i

ii

Forward-Looking Statements
In addition to historical information, this proxy statement, and the reports and documents incorporated by reference in this proxy statement, may contain statements relating to future events and future results. These statements are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation and involve known and unknown risks, uncertainties, future expectations and other factors that may cause actual results, performance or achievements of Primo Water Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Generally, words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “predict,” “project,” “should” and similar terms and phrases are used to identify forward-looking statements in this proxy statement and in the documents incorporated in this proxy statement by reference. These forward-looking statements reflect current expectations regarding future events and operating performance and are made only as of the date of this proxy statement.
The forward-looking statements are not guarantees of future performance or events and, by their nature, are based on certain estimates and assumptions. Material factors or assumptions that were applied in drawing a conclusion or making an estimate set out in forward-looking statements may include, but are not limited to, assumptions regarding management’s current plans and estimates. Although we believe the assumptions underlying these forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions could prove to be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct. These risks and uncertainties include, but are not limited to, those described in Part I, Item 1A “Risk Factors” of our Form 10-K and those described from time to time in our future reports filed with the Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities.
We undertake no obligation to update any information contained in this proxy statement or to publicly release the results of any revisions to forward-looking statements to reflect events or circumstances of which we may become aware of after the date of this proxy statement. Undue reliance should not be placed on forward-looking statements.

Primo Water Corporation
Proxy Statement
GENERAL INFORMATION
This proxy statement and accompanying proxy card are furnished in connection with the solicitation of proxies by or on behalf of the board of directors (the “Board”) of Primo Water Corporation (“Primo Water” or the “Company”) for use at the Company’s 2024 annual and special meeting of shareowners (including any adjournments or postponements thereof, the “meeting”) that is to be held at the time and place, and for the purposes, described in the accompanying notice of the meeting.
We are first mailing or making available to shareowners this proxy statement, proxy card, our 2023 annual report and related materials on or about March 28, 2024. All dollar amounts are in United States dollars unless otherwise stated. All information contained in this proxy statement is as of March 21, 2024, unless otherwise indicated. Our fiscal year ends on the Saturday closest to December 31 of each year. In this proxy statement, therefore, references to the year 2021 are to the fiscal year ended January 1, 2022, references to the year 2022 are to the fiscal year ended December 31, 2022, and references to the year 2023 are to the fiscal year ended December 30, 2023. As used herein, “GAAP” means United States generally accepted accounting principles.
We will again hold our annual and special meeting of shareowners in a virtual meeting, via live audio webcast. Shareowners can access the meeting by visiting www.virtualshareholdermeeting.com/PRMW2024. To participate in the meeting, shareowners will need the 16-digit control number included on their proxy cards or on the instructions that accompany the proxy materials. We recommend that shareowners carefully review in advance the procedures needed to gain admission virtually to the meeting. Technicians will be ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the meeting during check-in or during the meeting, please call the technical support number that will be posted on the meeting login page at www.virtualshareholdermeeting.com/PRMW2024.
We designed the format of the online meeting to ensure that our shareowners who attend the meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareowner access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing shareowners with the ability to submit appropriate questions real-time via the meeting website; and
•	answering questions submitted in the time allotted for the meeting (given time constraints, we may have to limit the number of questions addressed at the meeting).
If there are any questions that cannot be addressed due to time constraints or for any other reason, we will post answers to such questions on our website following the meeting. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Only questions that are relevant to the purpose of the meeting or our business will be answered.

QUESTIONS AND ANSWERS ABOUT THE MEETING
Why did I receive these proxy materials?
The Board is soliciting your proxy for use at our meeting because you owned the Company’s common shares as of the close of business on March 21, 2024 (the “Record Date”) and, therefore, are entitled to vote at the meeting on the following proposals:
•	Proposal 1: To elect directors to serve until the 2025 annual meeting or until his or her earlier resignation, retirement or death;
•	Proposal 2: To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2024 fiscal year;
•	Proposal 3: To hold a non-binding advisory vote on the compensation of the named executive officers (commonly referred to as “say-on-pay”);
•	Proposal 4: To confirm, ratify and approve Primo Water’s Shareholder Rights Plan; and
•	Proposal 5: To approve Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan.
We will also consider any other business that properly comes before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent in accordance with the instructions of the Board to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated therein (the “Exchange Act”).
Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares on all matters scheduled to come before the meeting, whether or not you attend in person. By submitting your proxy and voting instructions over the Internet, by telephone or by completing, signing, dating and returning the proxy card, you are authorizing the persons named as proxies to vote your common shares at the meeting as you have instructed.
Will there be any other items of business on the agenda?
We do not expect that any other items of business will be presented for consideration at the meeting other than those described in this proxy statement. However, by completing, signing, dating and returning a proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the meeting under applicable law, and such persons named as proxies intend to vote on any such other matter in accordance with the instructions of the Board, to the extent permitted by Rule 14a-4(c) of the Exchange Act.
What are the Board’s recommendations?
The Board unanimously recommends that you vote by proxy using the proxy card with respect to the proposals as follows:
•
“FOR” the election of Britta Bomhard, Susan E. Cates, Eric J. Foss, Jerry Fowden, Derek R. Lewis, Lori T. Marcus, Billy D. Prim, Robbert Rietbroek, Archana Singh and Steven P. Stanbrook as directors (Proposal 1);

•	“FOR” the approval of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2024 fiscal year (Proposal 2);
•	“FOR” the approval, on a non-binding advisory basis, of the compensation of the named executive officers (Proposal 3);
•	“FOR” the confirmation, ratification and approval of Primo Water’s Shareholder Rights Plan (Proposal 4); and
•	“FOR” the approval of Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan (Proposal 5).

Why is the Board making such recommendations?
We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 11, 74, 77, 78 and 80 and elsewhere in this proxy statement.
Who can vote at the meeting?
The Record Date is used to determine shareowners who are entitled to receive notice of the meeting. Shareowners at the close of business on that date will be entitled to vote at the meeting. As of the Record Date, 159,732,494 common shares were outstanding. Each common share entitles the holder to one vote on all matters presented at the meeting.
What constitutes quorum at the meeting?
The meeting requires a quorum, which for this meeting means:
•	at least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and
•	persons owning or representing not less than a majority of the voting power of our shares entitled to vote.
What vote is required to approve each proposal?
All matters that are scheduled to be voted upon at the meeting are ordinary resolutions. Ordinary resolutions are passed by a simple majority of votes cast—if more than half of the votes that are cast are cast in favor, the resolution passes.
The directors must be elected by ordinary resolution of the shareowners. Pursuant to Primo Water’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast (including votes “for” and votes “withheld”), such director is required to promptly deliver written notice to the ESG and Nominating Committee offering to resign from the Board. Primo Water’s Majority Voting and Director Resignation Policy is described more particularly below under the heading “Majority Voting and Director Resignation Policy” on page 22 of this proxy statement.
The approval of Primo Water’s independent registered certified public accounting firm, the reconfirmation, ratification and approval of Primo Water’s Shareholder Rights Plan and the approval of Amendment No. 4 to Primo Water’s 2018 Equity Incentive Plan must be approved by ordinary resolution of the shareowners.
Due to the non-binding advisory nature of the matter to be voted upon in respect of the compensation of our named executive officers, there is no minimum vote requirement for the proposal. However, the matter will be considered to have passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting.
Proxies may be marked “FOR,” “AGAINST” or “WITHHOLD/ABSTAIN.” Abstentions/withholding and broker non-votes are counted for purposes of establishing a quorum. Abstentions and broker non-votes are not counted as votes cast for or against a proposal, other than in respect of the equity plan amendment proposal, in which case abstentions are counted as votes against the proposal. “Withhold” votes are counted as votes cast on the director election proposal.
What is a proxy? How do I appoint a proxyholder?
A proxy is a document that authorizes another person to attend the meeting and cast votes on behalf of a registered shareowner at the meeting. Your proxyholder is the person you appoint to cast your votes for you at the meeting. Your proxy authorizes the proxyholder to vote and otherwise act for you at the meeting, including any continuation of the meeting if it is adjourned.
If you are a registered shareowner, you can grant a proxy by following the instructions on the accompanying proxy card. You may also use any other legal form of proxy. The persons named in the enclosed proxy card are directors or officers of Primo Water. You may choose those individuals or any other person to be your proxyholder. Your proxyholder does not have to be a shareowner of Primo Water. If you want to authorize a director or officer of Primo Water who is named on the enclosed proxy card as your proxyholder, please leave the line near the top of the proxy card proxy form blank, as their names are pre-printed on the form. If you want to authorize another person as your proxyholder, fill in that person’s name in the blank space located near the top of the enclosed proxy card.

If you are a non-registered beneficial shareowner, you can grant a proxy by following the instructions your intermediary provides to you.
If I am a registered shareowner, how can I vote my shares?
The following instructions are for registered shareowners only. If you are a non-registered beneficial shareowner, please follow your intermediary’s instructions on how to vote your shares. See below under “If I am a non-registered beneficial shareowner, how can I vote my shares?”.
Voting at the Meeting
Primo Water is holding the meeting in a virtual-only format and shareowners will not be able to attend the meeting in person. Registered shareowners who attend the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2024 may electronically vote the shares registered in their name on resolutions put before the meeting. If you are a registered holder who will attend and vote online at the meeting, you do not need to complete or return the proxy card, although you are requested to do so. Whether or not you plan to attend the meeting, we recommend that you also submit your proxy by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the meeting. Sending in a proxy card will not prevent a registered shareowner from voting online at the meeting. Such registered shareowner’s vote will be taken and counted at the meeting. If you are attending the meeting, please log-on to the meeting in advance to ensure that your vote will be counted.
Voting by Proxy
If you are a registered shareowner but do not plan to attend the online meeting, there are three ways that you can vote your proxy:
•
Mail: You may vote by completing, dating and signing the enclosed proxy card and returning it to Broadridge Corporate Issuer Services (“Broadridge”) no later than 11:59 p.m. local time in Tampa, Florida on May 7, 2024 (or for shares held in an Employee Share Purchase Plan no later than 11:59 p.m. local time in Tampa, Florida on April 30, 2024), or the last business day prior to any postponed or adjourned meeting, by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 using the envelope provided.

•
Telephone: You may vote over the phone by calling toll free 1-800-690-6903 no later than 11:59 p.m. local time in Tampa, Florida on May 7, 2024 (or for shares held in an Employee Share Purchase Plan no later than 11:59 p.m. local time in Tampa Florida on April 30, 2024) or the last business day prior to any postponed or adjourned meeting.

•
Internet: You may vote over the Internet by accessing www.proxyvote.com and following the proxy login and voting procedures described for the meeting. The enclosed proxy card contains certain information required for the Internet voting process. Detailed voting instructions will then be conveyed electronically via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 11:59 p.m. local time in Tampa, Florida on May 7, 2024 (or for shares held in an Employee Share Purchase Plan no later than 11:59 p.m. local time in Tampa, Florida on April 30, 2024) or the last business day prior to any postponed or adjourned meeting.

The Internet voting procedure, which complies with Canadian law, is designed to authenticate shareowners’ identities, to allow shareowners to vote their shares and to confirm that shareowners’ votes have been recorded properly. Shareowners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareowners. Also, please be aware that Primo Water is not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccurate, erroneous or incomplete information that may appear.
•
Other: If you have not availed yourself of any of the foregoing voting procedures by 11:59 p.m. local time in Tampa, Florida on May 7, 2024 (or for shares held in an Employee Share Purchase Plan no later than 11:59 p.m. local time in Tampa, Florida on April 30, 2024) or the last business day prior to any postponed or adjourned meeting but still wish to vote by proxy, you may vote by completing, dating and signing the enclosed proxy card and faxing it to the attention of our Secretary at (813) 434-2139 so that it is received prior to the commencement of the meeting or any postponed or adjourned meeting.

If I am a non-registered beneficial shareowner, how can I vote my shares?
If your common shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered beneficial shareowner (as opposed to a registered shareowner). Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our non-registered beneficial shareowners. Intermediaries often use a service company (such as Broadridge) to forward meeting materials to non-registered beneficial shareowners. Primo Water intends to pay for intermediaries to deliver proxy-related materials and the request for voting instructions (Form 54-101F7) to “objecting beneficial owners” in accordance with National Instrument 54-101—Communication with Beneficial Owners of Securities. If you are a non-registered beneficial shareowner, you can vote your common shares by proxy, by following the instructions your intermediary provides to you, through your intermediary or at the meeting. As a non-registered beneficial shareowner, while you are invited to attend the meeting, you will not be entitled to vote at the meeting unless you make the necessary arrangements with your intermediary to do so.
If you do not provide voting instructions to your intermediary, then your common shares will not be voted at the meeting on any proposal with respect to which the intermediary does not have discretionary authority. If you are a non-registered shareowner, please instruct the intermediary how to vote your common shares using the voting instruction form provided by your intermediary so that your vote can be counted. The voting instruction form provided by the intermediary holding your common shares may also include information about how to submit your voting instructions over the Internet or by telephone. The proxy card accompanying this proxy statement will provide information regarding Internet and telephone voting.
Voting at the Meeting
Primo Water is holding the meeting in a virtual-only format and shareowners will not be able to attend the meeting in person. A non-registered beneficial shareowner who received a voting instruction form from the intermediary and who wishes to attend and vote at the meeting online by accessing www.virtualshareholdermeeting.com/PRMW2024 (or have another person attend and vote on their behalf) should strike out the proxyholders named in the voting instruction form and insert the non-registered beneficial shareowner’s (or such other person’s) name in the blank space provided or follow the corresponding instructions provided by the intermediary. However, even if you plan to attend the meeting, Primo Water recommends that you vote your shares in advance, so that your vote will be counted in the event you later decide not to attend the meeting. This will not prevent a non-registered beneficial shareowner from voting at the meeting. Such non-registered beneficial shareowner’s vote will be taken and counted at the meeting. If you are attending the meeting, please log on to the meeting in advance to ensure that your vote will be counted.
Voting by Proxy through Intermediary
•
Internet: If your intermediary is registered with Broadridge, which we have retained to manage beneficial shareowner Internet voting, you may vote over the Internet by following the proxy login and voting instructions on your voting instruction form.

•
Through Intermediary: A non-registered beneficial shareowner who does not vote via the Internet will be given a voting instruction form or other document by his or her intermediary that must be submitted by the non-registered beneficial shareowner in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, a non-registered beneficial shareowner may be given a form of proxy that has been signed by the intermediary and is restricted to the number of shares owned by the non-registered beneficial shareowner but is otherwise not completed. This form of proxy does not need to be signed by the non-registered beneficial shareowner. In this case, you can complete the form of proxy and vote by mail only in the same manner as described above under “If I am a registered shareowner, how can I vote my shares?—Voting by Proxy” on page 5 of this proxy statement.

In all cases, non-registered beneficial shareowners should carefully follow the instructions provided by the intermediary.
What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?
As a registered shareowner as of the close of business on the Record Date for the meeting, if you properly complete, sign, date and return a proxy card, your common shares will be voted as you specify. However, if you return your signed and dated proxy card or submit your proxy by Internet but do not specify how you want your common shares voted, then your common shares will be voted by the persons names as proxyholders on the proxy card “FOR” each of the Company’s ten director candidates named in the accompanying proxy statement and proxy card and a vote “FOR” each of the Company’s other proposals on the proxy card.
If, on the Record Date, your shares were held in an account at a bank, securities dealer, broker, trust company or other intermediary, then you are the non-registered beneficial shareowner of shares held in “street name.” The organization holding your account is considered the shareowner of record for purposes of voting at the meeting. As a non-registered beneficial shareowner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the meeting. However, because you are not a registered shareowner, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other intermediary. Please follow the instructions from your bank, securities dealer, broker, trust company or other intermediary, or contact your intermediary to request a legal proxy. If you hold your shares in “street name,” please instruct your intermediary how to vote your shares using the voting instruction form provided by your bank, securities dealer, broker, trust company or other intermediary so that your vote can be counted. The voting instruction form provided by your intermediary may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.
A “broker non-vote” occurs when the broker holding shares for a non-registered beneficial shareowner has not received voting instructions from the non-registered beneficial shareowner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the meeting on any proposal with respect to which your broker does not have discretionary authority and discretionary authority is permissible at an annual meeting. The broker will be entitled to vote shares held for a non-registered beneficial shareowner on routine matters, such as Proposal 2, without instructions from the non-registered beneficial shareowner of those shares and is not entitled to vote the shares on non-routine items. Accordingly, if you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 3, 4 and 5). The “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting.
In addition to being able to submit to Primo Water or the intermediary, as applicable, a voting instruction form, non-registered beneficial shareowners are permitted to submit any other documents in writing that requests that the beneficial shareowner or a nominee thereof be appointed as a proxyholder.
How do I revoke or change my proxy after I have delivered my proxy?
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, by voting via the Internet or by telephone at a later date or by attending the meeting and voting at the meeting. You may send a written notice to our Secretary to the following address: 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
This revocation must be received by our Secretary before the meeting (or before the date of the reconvened meeting if it is adjourned), or in any other way permitted by law.
If you revoke your proxy and do not replace it with another form of proxy that is properly deposited, you may still vote shares registered in your name online during the meeting.
Only the latest dated and validly executed proxy that you submit will count. If you hold your shares in an account at an intermediary, follow the instructions provided to change your vote.

Will my votes be publicized?
Broadridge counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:
•	there is a proxy contest;
•	the proxy contains comments clearly intended for management; or
•	it is necessary to determine a proxy’s validity or to enable management and/or the Board to meet their legal obligations to shareowners or to discharge their legal duties to Primo Water.
Who will pay for the cost of this proxy solicitation?
The costs and expenses of soliciting proxies, including the preparation, assembly and mailing of this proxy statement, the proxy card, the Notice of the Annual and Special Meeting of Shareowners and any additional information furnished to shareowners, will be borne by Primo Water. In addition, Primo Water may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited on behalf of the Board by certain of our directors, officers and staff members, without additional compensation, personally or by telephone, letter or facsimile. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareowners in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We have hired MacKenzie Partners, Inc., a professional soliciting organization, to assist us in distributing proxy solicitation materials and responding to information requests from shareowners with respect to the materials. For these services, MacKenzie Partners, Inc. will be paid a fee of up to $14,000, plus limited reimbursement for out-of-pocket expenses. MacKenzie Partners, Inc. expects that approximately 10 of its employees will assist in the solicitation.
When will the voting results be announced?
The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Do I have appraisal or dissenters’ rights?
None of the applicable law, the Company’s Articles of Continuance or its by-laws provide for appraisal or other similar rights for dissenting shareowners in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.
Whom should I contact if I have questions?
MacKenzie Partners, Inc. is assisting us with our effort to solicit proxies. If you have additional questions about the election of directors, this proxy statement or the meeting, or if you need assistance voting your shares, please contact:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Call Toll Free: 1-800-322-2885
Email: prmw@mackenziepartners.com
THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” PROPOSAL 5, USING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM

PROCEDURE FOR CONSIDERING SHAREOWNER PROPOSALS
If you want to propose any matter for inclusion in our 2025 proxy statement, it must be received by our Chief Legal Officer and Secretary no later than November 28, 2024 at Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607.
Our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with these requirements will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion. You are advised to review our by-laws, which contain additional requirements about advance notice of director nominations.
The Second Amended and Restated By-Laws contain procedural and information requirements for shareowners to make director nominations and address certain matters resulting from the SEC’s “universal proxy” rules, including:
•	to require nominating shareowners to submit certain information regarding the nominee;
•
to require nominating shareowners to make certain representations regarding their intent to comply with applicable proxy rules, to provide reasonable evidence of compliance with those rules in advance of the meeting, and to notify Primo Water in the event of a change in plans to solicit proxies; and

•
to provide that any proxies in favor of a nomination that is withdrawn by the nominating shareowner or disregarded due to failure to comply with applicable proxy rules or the procedures set forth in the Second Amended and Restated By-Laws will be treated as abstentions.

In addition, shareowners who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 10, 2025.

PRINCIPAL SHAREOWNERS
We are not aware of any person who, as of March 21, 2024, beneficially owned or exercised control or direction, directly or indirectly, over more than 5% of our common shares except as set forth below:
Name and Address	Nature of Ownership or Control	Number of Shares	Percentage of Class(1)
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	Beneficial ownership	16,115,097	10.1%

The Vanguard Group Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	Beneficial ownership	12,159,661	7.6%

(1)	Percentage of class is based on 159,732,494 shares outstanding as of March 21, 2024.
(2)
Based on information reported in a Schedule 13G/A filed by BlackRock, Inc. on January 24, 2024 with the SEC. As reported in such filing, BlackRock, Inc. is the beneficial owner of 16,115,097 shares, with sole voting power with respect to 14,865,876 shares and sole dispositive power with respect to 16,115,097 shares.

(3)
Based on information reported in a Schedule 13G/A filed by The Vanguard Group Inc. (“Vanguard Group”) on February 13, 2024 with the SEC. As reported in such filing, the Vanguard Group is the beneficial owner of 12,159,661 shares, with shared voting power with respect to 1,624,176 shares, sole dispositive power with respect to 10,427,643 shares and shared dispositive power with respect to 1,732,018 shares.

FINANCIAL STATEMENTS
At the meeting, we will submit to our shareowners Primo Water’s annual consolidated financial statements for the year ended December 30, 2023, and the related report of Primo Water’s independent registered certified public accounting firm. No vote will be taken regarding the financial statements.

PROPOSAL 1 – ELECTION OF DIRECTORS
The ESG and Nominating Committee of the Board (the “ESG and Nominating Committee”) reviews annually the qualifications of persons proposed for election to the Board and submits its recommendations to the Board for consideration.
The ESG and Nominating Committee believes that the Board should be comprised of directors with a broad range of experience, expertise and attributes. The Board has fixed the number of directors to be elected at the meeting at ten. The following table reflects the diverse skill set requirements of the Board and identifies the specific experience, expertise and attributes brought by each individual director nominee.
	Britta Bomhard	Susan E. Cates	Eric J. Foss	Jerry Fowden	Derek R. Lewis	Lori T. Marcus	Billy D. Prim	Robbert Rietbroek	Archana Singh	Steven P. Stanbrook
Knowledge, Skills and Experience
Executive Experience	X	X	X	X	X	X	X	X	X	X
Finance and Accounting Experience	X	X	X
M&A and Corporate Strategy Experience	X	X	X	X	X	X	X	X	X	X
Industry Experience		X	X	X	X	X	X	X
Sales and Marketing Experience	X			X	X	X	X	X		X
Risk Management Experience	X	X	X	X	X	X	X	X	X	X
Operational Experience	X	X	X	X	X		X	X		X
Human Capital Experience		X	X	X	X		X	X	X	X
Other Public Company Board Experience		X	X	X		X	X			X
Digital / E-Commerce Experience	X	X	X			X		X	X
Race/Ethnicity
Asian (Indian)									X
African American					X
White	X	X	X	X		X	X	X		X
Gender
Male/Female	Female	Female	Male	Male	Male	Female	Male	Male	Female	Male
Board Tenure
Years	5	4	1	15	1	1	4	0	3	5
In the opinion of the ESG and Nominating Committee and the Board, each of the ten nominees for election as a director is well qualified to act as a director of Primo Water and, together, the nominees bring the mix of independence, diversity, expertise and experience necessary for the Board and its committees to function effectively. Our approach to corporate governance and the roles of the Board and its committees are described under “Corporate Governance” on page 62 of this proxy statement.
During 2023, the Board held twenty two meetings. Each of our incumbent directors who served on the Board during 2023 attended, in person, by video conference or by telephone, 75% or more of the applicable meetings of the Board and committees on which they served in 2023.
Set forth below is certain information concerning our nominees for election as directors of Primo Water, including information regarding each person’s service as a director, committee membership, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the ESG and Nominating Committee and the Board to determine that the person should serve as a director of Primo Water. If elected, each director will hold office until the next annual meeting of shareowners.
The Board has considered the independence of each of the nominees for election as directors of Primo Water for purposes of the rules of the SEC, New York Stock Exchange (the “NYSE”) and National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) of the Canadian Securities Administrators. As of March 15, 2024, all nominees are independent except for Mr. Rietbroek, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 27 of this proxy statement for further discussion of the Board’s determinations as to independence.
Britta Bomhard – Lead Independent Director

Director Since: 2018

Age: 55

Skill Set: Executive Experience, Finance and Accounting Experience, M&A and Corporate Strategy Experience, Sales and Marketing Experience, Risk Management Experience, Operational Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Ms. Bomhard to be a director because of her background in international business with extensive experience in strategic planning, sales, e-commerce, digital and online marketing, operational improvement, and acquisition integration.

Experience:

•	Board member of Agrolimen SA, a privately-owned Spanish-based international manufacturer of human and pet food (2024 – present).
•	Co-founder of Encourage-Ventures, a start-up investment network (2021 – present).
•	Advisor to Village Capital, an accelerator to impact start-ups addressing social, economic, and environmental challenges around the world (2023 – present).
•	Fellow at the Distinguished Careers Institute at Stanford University in the area of new technologies and climate change (2022 – 2023).
•
Executive Vice President and Chief Marketing Officer of Church & Dwight Co., Inc., an S&P 500 company and maker of Arm & Hammer baking soda and other branded household, personal care and specialty products (2016 – 2021).

•	President of Europe at Church & Dwight (2013 – 2016).
•	General Manager role for Energizer Holdings, Inc. in Spain & Portugal and Nordics & Austria (2013 – 2015).
Primo Water Committees: Audit Committee, ESG and Nominating Committee (Chair) Other Current Public Company Directorships: None Former Public Company Directorships: None

Susan E. Cates – Independent Director

Director Since: 2020

Age: 53

Skill Set: Executive Experience, Finance and Accounting Experience, M&A and Corporate Strategy Experience, Industry Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Other Public Company Board Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Ms. Cates to be a director because she has extensive executive, financial, M&A and digital innovation experience, and has extensive knowledge of the legacy Primo Water business (such business, which was bought by the Company in 2020, “Legacy Primo”).

Experience:

•
Co-founder and current Managing Partner of Leeds Illuminate, a growth equity fund investing in portfolio companies with digital platforms in the Education and Workforce Development sectors (2020 – Present).

•	Chief Executive Officer of the Association of College and University Educators (2019 – 2021).
•	Chief Operating Officer of 2U, Inc., a leading education tech company that provides digital education services to universities around the world (2016 – 2017).
•
Member of the Board of Advisors at Kenan-Flagler Business School at the University of North Carolina at Chapel Hill (“UNC”) (2016 – Present), where she was Co-Chair of the Nominations and Governance Committee (2016 – 2020).

•	President of Executive Development at UNC’s Kenan-Flagler Business School (2008 – 2016).
•	Founding Executive Director of MBA@UNC (2010 – 2016).
•	Partner with Best Associates, a Dallas-based private equity firm (2004 – 2008).
•	Principal and founding team member of ThinkEquity Partners, a boutique investment bank in New York, with former colleagues from Merrill Lynch & Co. (2001 – 2004).
Primo Water Committees: Audit Committee (Chair) Other Current Public Company Directorships: None Former Public Company Directorships: Legacy Primo (2014 – 2020)

Eric J. Foss – Independent Director

Director Since: 2023

Age: 65

Skill Set: Executive Experience, Finance and Accounting Experience, M&A and Corporate Strategy Experience, Industry Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Other Public Company Board Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Mr. Foss to be a director because of his extensive route-based industry experience as an executive at global companies in the food, beverage and service industries, along with his experience serving as a public company director.

Experience:

•	Chairman of the Board of Cineworld Group PLC, a leading cinema company (2023 – Present).
•	President and Chief Executive Officer of Aramark Corporation, a food service company (2012 – 2019) and Chairman of the Board (2015 – 2019).
•	Chief Executive Officer of Pepsi Beverages Company (2010 – 2011).
•	Chairman and Chief Executive Officer of Pepsi Bottling Group (2008 – 2010), President and Chief Executive Officer (2006 – 2008), and Chief Operating Officer (2005 – 2006).
Primo Water Committees: Audit Committee, ESG and Nominating Committee

Other Current Public Company Directorships: The Cigna Group (US NYSE: CI), a healthcare and insurance company (2011 – Present)

Former Public Company Directorships: Selina Hospitality plc (US NASDAQ: SLNA) (2022 – 2023), Diversey Holdings, Ltd. (US NASDAQ: DSEY) (2021 – 2023), Aramark (US NYSE: ARMK) (2013 – 2019), Pepsi Bottling Group, Inc. (2008 – 2010) and UDR, Inc. (2003 – 2015) (US NYSE: UDR)

Jerry Fowden – Independent Director

Director Since: 2009

Age: 67

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Industry Experience, Sales and Marketing Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Other Public Company Board Experience

Qualifications: The Board nominated Mr. Fowden to be a director because he has extensive international business and industry experience, as well as extensive M&A and business integration experience.

Experience:

•	Chairman of Primo Water (2020 – present).
•	Executive Chairman of Primo Water (formerly known as Cott Corporation (“Cott”) until the acquisition of Legacy Primo in March 2020) (2018 – 2020).
•	Chief Executive Officer of Cott (2009 – 2018).
•	President of Cott’s international operating segment (2007 – 2008), Interim President of North American business (2008 – 2009) and Interim President of UK and European business (2007 – 2009).
•	Chief Executive Officer of Trader Media Group (now known as Autotrader plc) (2005 – 2008).
•	Member of the board of directors of Guardian Media Group plc (2005 – 2007).
•	Chief Operating Officer of ABInBev S.A. Belgium (2003 – 2004).
•	Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium (2001 – 2002).
•	Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors (1997 – 2001).
•	Chief Executive Officer of Hero AG’s European beverage operations, and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations.
•	Member of the board of directors of the American Beverage Association and the British Soft Drinks Association (2007).
Primo Water Committees: None

Other Current Public Company Directorships: None

Former Public Company Directorships: Constellations Brands, Inc. (US NYSE: STZ) (2010 – 2023) and British American Tobacco p.l.c. (US NYSE: BTI) (2019 – 2021)

Derek R. Lewis – Independent Director

Director Since: 2023

Age: 57

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Industry Experience, Risk Management Experience, Operational Experience, Human Capital Experience

Qualifications: The Board nominated Mr. Lewis to be a director because of his extensive experience in management, sales, marketing and operations in the beverage products industry and his demonstrated ability to serve as a strategic leader.

Experience:

•
President, Multicultural Business and Equity Development of PepsiCo North America, the North America focused subsidiary of PepsiCo, Inc., a global food and beverage company (January 2022 – December 2022).

•	President of Pepsi Beverages North America, South Division, a beverage products subsidiary of PepsiCo, Inc. (2019 – 2022).
•	Senior Vice President and General Manager, Field Sales Operations of PepsiCo North America (2012 – 2018).
•	Senior Vice President and General Manager of Pepsi Beverages North America, South Division (2008 – 2012).
Primo Water Committees: ESG and Nominating Committee Other Current Public Company Directorships: None Former Public Company Directorships: None

Lori T. Marcus – Independent Director

Director Since: 2023

Age: 61

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Industry Experience, Sales and Marketing Experience, Risk Management Experience, Other Public Company Board Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Ms. Marcus to be a director because she brings to the Board strategic vision, strong business and general management acumen with direct-to-consumer expertise in e-commerce, and digital marketing and social media expertise to grow consumer-facing businesses worldwide.

Experience:

•	Founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service and consumer technology (2015 – present).
•	Manager, Director Prep Practice program, of Crenshaw Associates, LLC, an advisory firm serving senior executives and leading corporations (2022 – present).
•	Executive Advisor/Executive Coach of Crenshaw Associates, LLC (2019 – present).
•	Interim Chief Marketing Officer of Peloton Interactive, Inc., a global fitness platform (2016).
•	Executive Vice President and Chief Global Brand and Product Officer of Keurig Green Mountain, Inc., a coffee and coffee products company (2013 – 2015).
•	Chief Marketing Officer of the Children’s Place, Inc., a children’s clothing company (2011 – 2012).
•	Director for 24-Hour Fitness, Inc., a privately-held fitness company (2021 – present).
•	Chair of the Direct to Patient Initiative of the Harvard Business School’s Kraft Precision Medicine Accelerator (2017 – 2020).
Primo Water Committees: Human Resources and Compensation Committee

Other Current Public Company Directorships: Fresh Del Monte Produce, Inc. (US NYSE: FDP), a global food and produce company (2021 – present)

Former Public Company Directorships: Phunware, Inc. (US NASDAQ: PHUN) (2018 – 2021)

Billy D. Prim – Independent Director

Director Since: 2020

Age: 68

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Industry Experience, Sales and Marketing Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Other Public Company Board Experience

Qualifications: The Board nominated Mr. Prim to be a director because he has extensive business, managerial and leadership experience, as well as extensive knowledge of Legacy Primo’s business and substantial corporate and shareholder governance expertise.

Experience:

•	Founder of Legacy Primo (2004).
•	Executive Chairman of Legacy Primo (2017 – 2020).
•	Founder of Blue Rhino Corporation (1994).
•	Led Blue Rhino’s initial public offering in 1998 and remained its Chief Executive Officer until April 2004, when Blue Rhino was acquired by Ferrellgas Partners, L.P.
•	Previously served on the board of directors of Southern Community Bank and Trust (1996 – 2005), Southern Community Financial Corporation, and Towne Park Ltd. (2008 – 2013).
•	Member of the Wake Forest School of Business Board of Visitors and the Wake Forest Institute for Regenerative Medicine Advisory Board (2007 – present).
Primo Water Committees: None

Other Current Public Company Directorships: None

Former Public Company Directorships: Legacy Primo (2004 – 2020), Ferrellgas Partners, L.P. (2004 – 2008), and Blue Rhino Corporation (1994 – 2004)

Robbert Rietbroek – Director

Director Since: January 2024

Age: 50

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Industry Experience, Sales and Marketing Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Mr. Rietbroek to be a director because he is our Chief Executive Officer and has extensive business, managerial and leadership experience, as well as extensive product innovation, operational and transformational experience at Fortune 500 companies.

Experience:

•	Chief Executive Officer of Primo Water (January 2024 – Present)
•	Senior Vice President and General Manager of Quaker Foods North America (2018 – 2023).
•	Senior Vice President and General Manager of PepsiCo Australia and New Zealand (2015 – 2018).
•	Vice President and General Manager Australia, New Zealand, Pacific Islands and Vice President and Global Sector Leader Baby and Child Care at Kimberly-Clark (2012 – 2015).
•	Variety of management and marketing roles in North America, Latin America, Europe, Middle East, and Africa at Procter & Gamble (1996 – 2012).
Primo Water Committees: None Other Current Public Company Directorships: None Former Public Company Directorships: None

Archana Singh – Independent Director

Director Since: 2021

Age: 54

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Risk Management Experience, Human Capital Experience, Digital / E-Commerce Experience

Qualifications: The Board nominated Ms. Singh to be a director because of her background in international business with extensive experience in human capital management, including at several technology companies.

Experience:

•	Chief People Officer of Thrasio, a next generation consumer product company (2022 – present).
•	Chief People Officer for Expedia Group, Inc., an online travel shopping company for consumer and small business travel (2019 –2022).
•	Chief Human Resource Officer at John Wiley & Sons, Inc., a global publishing company (2016 – 2019).
•	Chief Human Resource Officer, Managing Director, at the consultancy Hay Group, Inc. (2014 – 2016).
•
Held executive-level HR positions at technology companies including AMD Corporation, Unisys Corporation, and Sun Microsystems, as well as executive-level HR positions at Computer Science Corporation and Credit Suisse First Boston.

Primo Water Committees: Human Resources and Compensation Committee (Chair) Other Current Public Company Directorships: None Former Public Company Directorships: None

Steven P. Stanbrook – Independent Director

Director Since: 2018

Age: 66

Skill Set: Executive Experience, M&A and Corporate Strategy Experience, Sales and Marketing Experience, Risk Management Experience, Operational Experience, Human Capital Experience, Other Public Company Board Experience

Qualifications: The Board nominated Mr. Stanbrook to be a director because he has extensive executive experience gained through his various roles with international consumer packaged goods businesses and extensive governance experience gained from serving on the boards of multinational companies.

Experience:

•	Executive Advisory Partner at Wind Point Partners, a Chicago-based private equity firm (2016 – present).
•	Director at Voyant Beauty LLC, a contract manufacturer of personal and beauty care products (2017 – present).
•	Held various roles at S.C. Johnson & Son, Inc., a global manufacturer of consumer products (1996 – 2015), including Chief Operating Officer, International Markets (2010 – 2015).
•	Chief Executive Officer of Sara Lee Bakery (1992 – 1995).
Primo Water Committees: Human Resources and Compensation Committee, ESG and Nominating Committee

Other Current Public Company Directorships: Group 1 Automotive, Inc. (US NYSE: GPI), an automotive retailer (2019 – present)

Former Public Company Directorships: Imperial Brands PLC (US OTC: IMBBY) (2016 – 2022), Hewitt Associates, Inc. (2004 – 2010), and Chiquita Brands International, Inc. (US NYSE: CQB) (2002 -2014)

It is intended that each director will hold office until the close of business of the 2025 annual meeting or until his or her earlier resignation, retirement or death. Pursuant to Primo Water’s Corporate Governance Guidelines, no director may stand for election or re-election to the Board after the director has reached the age of 73 (a director that turns 73 during his or her term, however, may serve out the remainder of that term). No nominee identified above will reach the age of 73 prior to the date of the 2025 annual meeting.
Unless otherwise instructed, the persons named in the accompanying proxy card intend to vote FOR the election to the Board of the ten nominees who are identified above. Management and the Board do not contemplate that any of the nominees will be unable to serve as a director. If, for any reason at the time of the meeting, any of the nominees are unable to serve, then the persons named in the accompanying proxy card will, unless otherwise instructed, vote at their discretion for a substitute nominee or nominees to the extent permitted under Rule 14a-4(c) under the Exchange Act.

Cease Trade Orders, Corporate and Personal Bankruptcies, Penalties and Sanctions
To the knowledge of Primo Water, none of its nominee directors and officers is, or within 10 years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including Primo Water) that (i) was subject to an order that was issued while the proposed director or officer was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director or officer ceased to be a director, chief executive officer or chief financial officer and that resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
To the knowledge of Primo Water, none of its nominee directors and officers is, or within 10 years prior to the date hereof has been, a director or executive officer of any company (including Primo Water) that, (i) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (ii) has, within 10 years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director or executive officer.
To the knowledge of Primo Water, none of its nominee directors and officers has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to invest in Primo Water.
Majority Voting and Director Resignation Policy
Pursuant to Primo Water’s Majority Voting and Director Resignation Policy, if a nominee in an uncontested election does not receive the vote of at least the majority of the votes cast, the director is required to promptly deliver a written notice to the ESG and Nominating Committee offering to resign from the Board. Following receipt of an offer of resignation, the ESG and Nominating Committee must consider whether or not to accept the offer of resignation and recommend to the Board whether or not to accept it. With the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the ESG and Nominating Committee is expected to accept and recommend acceptance of the resignation by the Board. In considering whether or not to accept the resignation, the ESG and Nominating Committee may consider factors provided as guidance by the TSX and all factors deemed relevant by members of the ESG and Nominating Committee including, without limitation, any stated reasons why shareowners withheld votes from the election of that nominee, the length of service and the qualifications of the director whose resignation has been submitted, such director’s contributions to Primo Water, Primo Water’s governance guidelines and Primo Water’s obligations under applicable laws. The Board must make its decision on the ESG and Nominating Committee’s recommendation within 90 days following the meeting of Primo Water’s shareowners. In considering the ESG and Nominating Committee’s recommendation, the Board will evaluate the factors considered by the ESG and Nominating Committee and such additional information and factors that the Board deems relevant and, with the exception of exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Board will accept the resignation. If an offer of resignation is accepted in accordance with this policy, the Board may in accordance with the provisions of Primo Water’s articles and by-laws appoint a new director to fill any vacancy created by the resignation or reduce the size of the Board.

COMPENSATION OF DIRECTORS
We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. We set director compensation at a level that reflects the significant amount of time and high skill level required of directors in performing their duties for Primo Water and for its shareowners. In 2023, other than Mr. Harrington, our former Chief Executive Officer, no employees served as directors. Mr. Harrington was not compensated for serving as a director in 2023. His compensation as Chief Executive Officer during 2023 has been fully reflected in the Summary Compensation Table on page 44 of this proxy statement. We provided the following annual compensation to our non-employee directors in 2023:
Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)	Total ($)
Britta Bomhard	156,593	135,000	291,593
Susan E. Cates	150,000	135,000	285,000
Eric Foss	79,945	153,111(6)	233,056
Jerry Fowden	250,000	135,000	385,000
Stephen H. Halperin(1)(2)	77,706	—	77,706
Gregory Monahan(3)	71,484	—	71,484
Derek Lewis	66,484	145,365(7)	211,840
Lori Marcus	66,484	145,365(7)	211,840
Billy D. Prim	130,000	135,000	265,000
Eric Rosenfeld(3)	88,077	—	88,077
Archana Singh	109,973	135,000	244,973
Steven P. Stanbrook	130,000	135,000	265,000
(1)
Mr. Halperin was compensated in Canadian dollars. The amounts paid to such individuals are converted from the U.S. dollar amounts listed above to Canadian dollar amounts at the U.S. to Canadian conversion rate in effect at the time of payment.

(2)	As a result of the mandatory retirement policy, Mr. Halperin did not stand for re-election at the 2023 annual and special meeting of shareowners.
(3)
Pursuant to the Cooperation Agreement dated May 3, 2023 between the Company, Legion Partners Holdings, LLC (“Legion”) and certain of Legion’s affiliates, Gregory Monahan and Eric Rosenfeld retired from the Board as of immediately prior to the 2023 annual and special meeting of shareowners and did not stand for re-election at that meeting.

(4)
Non-employee directors are also reimbursed for certain business expenses, including travel expenses, in connection with Board and committee meeting attendance. These amounts are not included in the above table.

(5)
Represents the issuance of 10,489 common shares to each non-employee in payment of the annual director long-term incentive fee for non-employee directors. The values of the awards reflect the grant date fair values, as computed in accordance with FASB ASC Topic 718 (“ASC 718”).

(6)
Includes the issuance of 1,243 common shares to Mr. Foss in payment of the annual director long-term incentive fee for non-employee directors as payment of the partial year of service beginning on March 15, 2023 to the date of the 2023 annual and special meeting of shareowners. The value of the award reflects the grant date fair value, as computed in accordance with ASC 718.

(7)
Includes the issuance of 679 common shares to each of Mr. Lewis and Ms. Marcus in payment of the annual director long-term incentive fee for non-employee directors as payment of the partial year of service beginning on May 3, 2023 to the date of the 2023 annual and special meeting of shareowners. The values of the awards reflect the grant date fair values, as computed in accordance with ASC 718.

Directors’ Compensation Schedule
The compensation of directors is considered in light of the overall governance structure of Primo Water. Compensation for directors is recommended to the Board by the Human Resources and Compensation Committee (the “Compensation Committee”) and is approved by the independent directors. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and per-meeting attendance fees are not paid. Generally, directors are not separately compensated for service on Board committees in roles other than the committee chair.

During 2023, directors were entitled to the following annual fees:
Category	Annual Fees
Annual Board retainer	$100,000
Annual fee for the non-executive chair of the Board	150,000
Annual fee for chairing the:
Audit Committee	20,000
Compensation Committee	15,000
ESG and Nominating Committee	10,000
Fee for serving on Special Committee, which may be formed from time to time	30,000
Annual fee for the lead independent director	30,000
Annual long-term equity incentive fee (stock award)	135,000
Share Ownership Requirements for Board Members
The Board has adopted minimum share ownership requirements for non-management directors. Under the requirements, each such director must own common shares having a minimum aggregate value equal to five times his or her annual board retainer fee (excluding additional committee or chairman retainers). The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo Water’s common share price or capitalization. The value of shares owned by each director is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Directors are not required to attain the minimum ownership level by a particular deadline. However, until the guideline amount is achieved, such directors are required to retain an amount equal to 100% of net shares received as equity compensation. Once a director achieves the applicable ownership guideline, such director will be considered in compliance, regardless of any changes in the price of Primo Water common shares, so long as such director continues to own at least the number of Primo Water common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, or performance share units or the exercise of stock options or stock appreciation rights. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such directors. These requirements are designed to ensure that directors’ long-term interests are closely aligned with those of our shareowners. Shares purchased on the open market may be sold in compliance with Primo Water’s policies and applicable securities law.
Each of the incumbent non-management directors, other than Mr. Foss, Mr. Lewis, Ms. Marcus, and Ms. Singh, holds common shares in excess of the threshold required by the share ownership guidelines as of December 31, 2023.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table and the notes that follow show the number of our common shares beneficially owned as of March 21, 2024 by each of our directors, the individuals named in the Summary Compensation Table, and our current directors, director nominees and executive officers as a group.
Name	Common Shares Beneficially Owned, Controlled or Directed(1)	Options Exercisable within 60 days	Total	Common Shares Percentage of Class(2)
Britta Bomhard	49,802	—	49,802	*
Susan E. Cates	59,656	—	59,656	*
Eric J. Foss	11,732	—	11,732	*
Jerry Fowden	1,279,259	—	1,279,259	*
Derek R. Lewis	12,868	—	12,868	*
Lori T. Marcus	11,268	—	11,268	*
Billy D. Prim(3)	1,137,053	—	1,137,053	*
Archana Singh	25,631	—	25,631	*
Steven P. Stanbrook	97,022	—	97,022	*
Robbert Rietbroek(4)	—	—	—	—
Thomas J. Harrington(4)(5)(6)	838,102	1,096,970	1,935,072	1.2%
David Hass(4)	174,259	22,700	196,959	*
Marni Morgan Poe(4)	315,706	480,807	796,513	*
Anne Melaragni(4)	47,519	25,371	72,890	*
William “Jamie” Jamieson(4)	66,336	84,891	151,227	*
Jay Wells(4)(7)	—	381,020	381,020	*
Cate Gutowski(8)	177,081	—	177,081	*
Current directors, director nominees and executive officers as a group (consisting of 16 persons, including the directors and executive officers named above)(4)	3,355,729	684,500	4,040,229	2.5%
*	Less than 1%
(1)
Each director and officer has provided the information on shares beneficially owned, controlled or directed. The shareowners named in this table have sole voting and investment power over all shares shown as beneficially owned by them except as otherwise noted in the footnotes below.

(2)	Percentage of class is based on 159,732,494 shares outstanding as of March 21, 2024.
(3)
Includes (a) 1,098,925 common shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (b) 15,887 common shares held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (c) 15,887 common shares held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (d) 3,177 common shares held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (e) 3,177 common shares held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power).

(4)
Amounts reported in the above table do not include unvested time-based restricted share units included in the amount of securities beneficially owned by such person as reported on Form 4 that do not vest within 60 days of March 21, 2024.

(5)	Includes 324,053 shares held indirectly by Mr. Harrington through TAH Capital LLC.
(6)
On December 31, 2023, Mr. Harrington retired as Primo Water’s Chief Executive Officer and ceased to be an executive officer on that date. Information regarding his current share ownership is based on our corporate records.

(7)
On January 23, 2023, Mr. David Hass was appointed Primo Water’s Chief Financial Officer, and Mr. Wells ceased to be an executive officer on that date. Information regarding his current share ownership is based on our corporate records.

(8)
On January 20, 2023, Cate Gutowski resigned from her position as Primo Water’s Chief Operating Officer and ceased to be an executive officer on that date. Information regarding her current share ownership is based on our corporate records.

Delinquent Section 16(a) Reports
Our directors and executive officers and any beneficial owner of more than 10% of our common shares, as well as certain affiliates of those persons, must file reports with the SEC showing the number of common shares they beneficially own and any changes in their beneficial ownership. Based on our review of these reports and written representations of our directors and executive officers, we believe that all required reports in 2023 were filed in a timely manner, except that, as a result of administrative errors, (1) two Forms 4 reporting a total of three transactions were not timely filed on behalf of Ms. Melaragni, (2) one Form 4 reporting a total of two transactions was not timely filed on behalf of Mr. Harrington, (3) one Form 4 reporting a total of two transactions was not timely filed on behalf of Mr. Hass, (4) one Form 4 reporting a total of two transactions was not timely filed on behalf of Ms. Poe, and (5) one Form 4 reporting a total of two transactions was not timely filed on behalf of Mr. Jamieson.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has determined that nine of the Board’s nominees for director, Ms. Bomhard, Ms. Cates, Mr. Foss, Mr. Fowden, Mr. Lewis, Ms. Marcus, Mr. Prim, Ms. Singh and Mr. Stanbrook, are independent within the meaning of the rules of the SEC, NYSE and NI 58-101. A director is “independent” in accordance with the rules of the SEC, NYSE and NI 58-101 if the Board affirmatively determines that such director has no material relationship with us (either directly or as a partner, shareowner or officer of an organization that has a relationship with us). Mr. Rietbroek is a management director and therefore is not independent.
Mr. Halperin, who retired from the Board in 2023, is of counsel at Goodmans LLP, a law firm that provides services to Primo Water on a regular basis, where he previously served as a partner prior to December 31, 2017. The amount of fees earned by Goodmans LLP for legal services rendered to Primo Water was and has been financially immaterial to Goodmans LLP and is unrelated to Mr. Halperin’s compensation from such firm. The Board had considered these and other factors and determined Mr. Halperin did not have a direct or indirect material interest in these transactions and determined that Mr. Halperin was independent during his time on our Board.
Each director and nominee for election as director delivers to Primo Water annually a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director or nominee, or their family members, and Primo Water participates, and in which the director or nominee, or such family member, has a material interest. Pursuant to Primo Water’s Corporate Governance Guidelines and the charter of the ESG and Nominating Committee, the ESG and Nominating Committee is required to review all transactions between Primo Water and any related party (including transactions reported to it by a director or nominee in response to the questionnaire, or that are brought to its attention by management or otherwise), regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K under the Exchange Act.
After considering advice from the ESG and Nominating Committee, the Board is required to review, and, if appropriate, approve or ratify, such related party transactions. A “related party transaction” is defined under the Corporate Governance Guidelines as any transaction in which Primo Water was or is to be a participant and in which any related party has a direct or indirect material interest, other than transactions that (i) are available to all employees generally, (ii) involve compensation of executive officers or directors duly authorized by the appropriate board committee, or (iii) involve reimbursement of expenses in accordance with Primo Water’s established policy.
A “related party” is defined under the Corporate Governance Guidelines as any person who is, or at any time since the beginning of Primo Water’s last fiscal year was, an executive officer or director (including in each case nominees for director), any shareowner owning in excess of 5% of Primo Water’s common shares, or an immediate family member of an executive officer, director, nominee for director or 5% shareowner.
An “immediate family member” is defined under the Corporate Governance Guidelines as a person’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than employees) who shares such person’s home.
Management and directors must also update the Board as to any material changes to proposed transactions as they occur.
Because related party transactions potentially vary, the ESG and Nominating Committee or the Board has not to date developed a written set of standards for evaluating them, but rather addresses any such transactions on a case-by-case basis.
To the knowledge of the directors, no senior officer, informed person, director or proposed nominee for election as a director, or any associate or affiliate of any such persons, had any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any material transaction with Primo Water since January 1, 2023.
None of the directors, executive officers, employees, former executive officers, former directors or former employees, or any associate of any such persons of Primo Water has any indebtedness to Primo Water or any of its subsidiaries or was indebted to Primo Water or its subsidiaries during the most recently completed financial year.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis focuses on the compensation of our named executive officers (“NEOs”) for 2023, who were:
Thomas J. Harrington	Former Chief Executive Officer(1)
David Hass	Chief Financial Officer(2)
Marni Morgan Poe	Chief Legal Officer and Secretary
Anne Melaragni	Chief Human Resources Officer
William “Jamie” Jamieson	Chief Information Officer
Jay Wells	Former Chief Financial Officer(2)
Cate Gutowski	Former Chief Operating Officer(3)
(1)	On December 31, 2023, Mr. Harrington retired as Primo Water’s Chief Executive Officer and ceased to be an executive officer on that date.
(2)	On January 23, 2023, Mr. David Hass was appointed Primo Water’s Chief Financial Officer, and Mr. Wells ceased to be an executive officer on that date.
(3)
On January 20, 2023, Cate Gutowski resigned from her position as Primo Water’s Chief Operating Officer and ceased to be an executive officer on that date, but remained in an advisory capacity through July 1, 2023.

Our management’s focus is on executing our vision of becoming the leading brand in the pure-play water category with a unique portfolio of sustainable drinking water solutions. We are focused on the connectivity of our associates’ experience and our customers’ experience to deliver on our Company purpose. In 2023, our vision was executed through a focus on several key strategies: (1) Water Your Way, (2) Category Leading Innovation, (3) Customer for Life Promise, (4) Operational Excellence, (5) ESG Leadership, and (6) Inspiring Our Associates. We believe that our named executive officers were instrumental in helping us execute our strategy in 2023 and in delivering financial performance, as follows:
•	Strategically assessed our global footprint, ultimately leading to the divestiture of the majority of our international businesses, allowing Primo Water to:
○	Increase focus on the North American market as a leading pure-play water solutions provider;
○	Improve its financial profile;
○	Gain financial flexibility to pursue organic growth, reduce leverage, and return capital to shareowners via share repurchases and dividends;
○	Accelerate Water Direct tuck-in acquisitions;
○	Engage in opportunities complementary and adjacent to our core North American water business;
•	Continued our focus on pure-play water solutions to help customers achieve their health and wellness journeys;
•	Increased household and business penetration of our water solutions across our North American footprint;
•	Expanded our retail location presence providing greater access to dispensers and water solutions;
•	Launched innovative new dispensers and water products to drive water consumption growth;
•	Understood customer needs and improved customer experience based on their feedback through our newly implemented Medallia NPS survey platform;
•	Enhanced our digital presence with investments in both our mobile app (MyWater+) and our website ecosystem;
•	Leveraged our customer density and scale to increase productivity, efficiencies and margins;
•	Utilized strategic capital investment to upgrade key water production plants to enhance production efficiency while simultaneously reducing water waste;

•	Monetized select North American real estate assets, utilizing the cash to support growth and enhanced shareowner returns;
•	Achieved ESG milestones in 2023, as further described under the heading “Environmental, Social and Governance”;
•	Cultivated an engaged workforce with a consistent set of values and behaviors all inspired by our purpose;
•
Achieved 2023 Bonus-Adjusted EBITDA of $463.4 million, 2023 Bonus-Adjusted operating free cash flow of $181.5 million and 2023 Bonus-Adjusted Revenue of $2,286.3 million, resulting in a payout of 115% of target under the 2023 performance bonus program for our named executive officers;[1] and

•	Achieved ROIC and Adjusted revenue for the three-year period ending on December 30, 2023 of 9.1% and $6,527.4 million, respectively.
We are a pay-for-performance company, offering market-competitive compensation, meaningful benefits, and differentiated rewards for our high performers. We believe that investing in our associates results in increased engagement, satisfaction and retention, which ultimately leads to an elevated customer experience and increased shareowner value.
Our total rewards program applicable across our organization encompasses six primary components that collectively define our organization’s value proposition:
•	Compensation. Includes both fixed and variable pay tied to performance levels for services rendered.
•
Benefits/Perquisites. Programs to supplement the compensation associates receive, including health and well-being, income protection, savings and retirement programs that offer security for associates and their families.

•	Recognition. Either formal or informal programs that acknowledge or give special attention to associate actions, efforts, behaviors or performance that support business strategy.
•	Talent Development. Programs and tools for associates to advance their skills and competencies in both their short- and long-term careers.
•
Performance Management. The alignment of organizational, team and individual efforts toward the achievement of business goals and organizational success. Performance management includes establishing expectations, skill demonstration, assessment, feedback and continuous improvement.

•	Work-Life Effectiveness. A specific set of organizational practices, policies and programs, plus a philosophy that actively supports efforts to help associates achieve success at both work and home.
Our total rewards program is designed to:
•	Attract, motivate, reward, and retain talent who contribute to the success of Primo Water.
•	Value the diversity of our workforce, recognizing that different people have different needs, and thus strive to provide flexibility and choice in our reward system.
•
Be both internally and externally equitable, providing our talent with opportunities, which relate to competitive practices and reflect individual responsibilities, skills, and contributions to Primo Water.

•	Support the whole person, enabling personal and professional growth.
•	Be transparent and effectively communicate; simple and easy to understand the value.
[1]	Please see Appendix G for a reconciliation of GAAP to non-GAAP amounts.

What We Do and Do Not Do. We seek to ensure that our executive compensation programs are closely aligned with the interests of our shareowners by following these corporate governance best practices:
WHAT WE DO		WHAT WE DO NOT DO
✔
Administer a robust risk management program, which includes our Compensation Committee’s oversight of the relationship between our compensation programs and risk, as well as the oversight of risk by the Audit Committee on behalf of the full Board pursuant to the Audit Committee Charter
✘
Permit employees or directors to engage in any hedging or monetization transactions, short-term, or speculative transactions, or to hold Primo Water securities in a margin account or pledging Primo Water securities as collateral for a loan

✔	Award annual and long-term incentive compensation subject to achievement of objective and pre-established performance goals tied to corporate, operational and strategic objectives	✘	Permit stock option re-pricing (including cash buyouts of underwater options or stock appreciation rights) without shareowner approval
✔	Provide competitive compensation that is compared to a relevant peer group, which is reviewed annually	✘	Provide for automatic “single trigger” vesting of awards upon a change in control
✔	Include double trigger change in control vesting provisions for equity awards	✘	Provide cash compensation upon death or disability
✔	Engage an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement	✘	Provide excise tax gross-ups upon change in control
✔
Maintain a clawback policy to allow the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required financial restatement, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws (including any “Big R” or “little r” restatement)
		✘	Provide excessive perquisites
✔
Maintain stock ownership guidelines, pursuant to which our directors, named executive officers, and other key employees are directed to hold a certain amount of shares (as a multiple of base salary or retainer) received as equity compensation from Primo Water
		✘	Provide a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met
✔	Cap cash bonuses and vesting for performance-based restricted share units at 200% of target
Say-on-Pay and Say-on-Frequency
In 2023, approximately 96.9% of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s proxy statement. Although the vote was non-binding, the Compensation Committee took into account the result of the 2023 vote in determining executive compensation policies and decisions since the 2023 annual and special meeting of shareowners. The Compensation Committee viewed the vote as an expression of the shareowners’ general satisfaction with our current executive compensation programs. To further ensure that Primo Water’s executive compensation programs are closely aligned with the interests of its shareowners, the Compensation Committee determined to increase the mix allocated to performance-based restricted share units (from 60% in 2022 to 66% in 2023) and revise the metrics applicable to performance-based restricted share units (from ROIC (75%) and adjusted revenues (25%) in 2022 to ROIC (50%) and relative total shareholder return (50%) in 2023). The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our shareowners, when making future executive compensation decisions.
Overview of Compensation Programs; Role of Compensation Committee
The Compensation Committee is responsible for overseeing Primo Water’s executive compensation programs, which primarily include compensation (base salary, annual bonus opportunities, and target long-term equity compensation) and limited perquisites as described below and as set forth in the Summary Compensation Table. In addition, the Compensation Committee is responsible for overseeing talent management and succession planning for Primo Water’s Chief Executive Officer and Primo Water’s other executive officers, as well as setting objectives and evaluating the performance of Primo Water’s Chief Executive Officer. To assist in executing its responsibilities, the Compensation Committee may retain independent compensation consultants, at Primo Water’s expense, who report solely to the Compensation Committee. The Compensation Committee is responsible for ensuring that the total compensation paid to our Chief Executive Officer and our other executive officers is fair, reasonable and competitive. The Compensation Committee must recommend to the independent members of the Board, and the Board must review and, if it deems appropriate, approve any changes to our Chief Executive Officer’s compensation package, as well as any severance arrangements applicable to our Chief Executive Officer. The Compensation Committee reviews and approves the compensation and any adjustments thereto for the other executive officers, as well as any severance arrangements applicable to such executive officers.
Setting Executive Compensation and the Role of Executive Officers in Compensation Decisions
The Compensation Committee, annually and as it otherwise deems appropriate, meets with our Chief Executive Officer and our Chief Human Resources Officer to obtain recommendations with respect to our compensation programs and packages for our executive officers (other than the Chief Executive Officer). The Chief Executive Officer and our Chief Human Resources Officer may make recommendations to the Compensation Committee on base salary, long-term incentive plan awards, performance targets, and other compensation terms for such executive officers that the Compensation Committee may consider. The Compensation Committee considers management’s proposals, reviews independent data to validate these recommendations and, if acceptable, approves them. The Compensation Committee is not bound to, and does not always accept, management’s recommendations with respect to executive compensation for such executive officers.
In 2023, the Compensation Committee continued to retain Frederic W. Cook & Co., Inc. (“FW Cook”) as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2023.
The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation Committee reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee. Based on its review, the Compensation Committee concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
The Compensation Committee periodically reviews compensation data and pay practices from Primo Water’s peer group and general industry surveys to determine the “market median” of the compensation of executives performing similar functions in the competitive market and in Primo Water’s peer group. However, the Board and the Compensation Committee retain discretion in setting the compensation for our Chief Executive Officer and the other executive officers, respectively. As a result, compensation for these executives may differ from the peer group and may vary according to factors such as experience, position, tenure, individual and organizational factors, and retention needs, among others. The Compensation Committee annually evaluates and selects which companies will comprise its compensation peer group. With guidance from its compensation consultant and input and discussion with management, the Compensation Committee discusses annually whether the mix of companies in the peer group produces a valid competitive analysis relative to our talent requirements.

The Compensation Committee, with input from FW Cook, determined that the peer group below, consisting of selected North American companies, was appropriate for setting 2023 target compensation. This peer group was consistent with the peer group utilized for setting 2022 target compensation.
Companies used for Compensation Comparison
ADT Inc. (ADT)	Pentair plc (PNR)
A.O. Smith Corporation (AOS)	Rollins, Inc. (ROL)
The Brink’s Company (BCO)	Stericycle Inc. (SRCL)
Chemed Corporation (CHE)	Terminix Global Holdings Inc.
Cintas Corporation (CTAS)	Tetra Tech, Inc. (TTEK)
Evoqua Water Technologies Corp. (AQUA)	UniFirst Corporation (UNF)
Franklin Electric Co., Inc. (FELE)	Watts Water Technologies Inc. (WTS)
IDEX Corporation (IEX)	Xylem Inc. (XYL)
Mueller Water Products, Inc. (MWA)	Zurn Elkay Water Solutions Corporation (formerly known as Rexnord Corporation) (ZWS)
During its August 2023 meeting, the Compensation Committee, with input from FW Cook, reviewed the peer group that would be used for setting 2024 target compensation and determined to make the following changes to the peer group to more closely reflect the Company’s business and financial profile:
Removals	Additions	Revised Peer Group
Evoqua Water Technologies Corp.	Addus HomeCare Corporation	Addus HomeCare Corporation
Franklin Electric Co., Inc.	ATN International, Inc.	ADT Inc.
IDEX Corporation	Aveanna Healthcare Holdings Inc.	A.O. Smith Corporation
Mueller Water Products, Inc.	Casella Waste Systems, Inc.	ATN International, Inc.
Pentair plc	Frontier Communications Parent, Inc.	Aveanna Healthcare Holdings Inc.
Terminix Global Holdings Inc.	GDI Integrated Facility Services Inc.	The Brink’s Company
Tetra Tech, Inc.	Healthcare Services Group, Inc.	Casella Waste Systems, Inc.
Watts Water Technologies Inc.	Waste Connections, Inc.	Chemed Corporation
Xylem Inc.
Zurn Elkay Water Solutions Corporation		Cintas Corporation
Frontier Communications Parent, Inc.
GDI Integrated Facility Services Inc.
Healthcare Services Group, Inc.
Rollins, Inc.
Stericycle Inc.
UniFirst Corporation
Waste Connections, Inc.
In addition, the Compensation Committee reviewed size-adjusted median compensation data from two general industry surveys in which management annually participates: the 2021 Aon Radford Global Compensation Executive Data (as the 2022 Aon Radford Global Compensation Executive Data was not yet available) and the Willis Towers Watson 2022 Executive Compensation Database Survey. The 2021 Aon Radford Global Compensation Executive Data included 1,109 organizations ranging in size from less than $10 million to $560 billion in annual revenue, and the 2022 Willis Towers Watson Executive Compensation Database Survey included 797 organizations ranging in size from approximately $20 million to $575 billion in annual revenue.
The Compensation Committee annually reviews peer group and survey data in recommending our Chief Executive Officer’s compensation to the Board and in setting compensation for the other executive officers. We consider the compensation paid by companies in our peer group as one factor in setting compensation for our named executive officers, and we may review peer group data with respect to individual components of compensation in addition to overall compensation. Compensation for the majority of our named executive officers has historically fallen at the low end of our “market median range.” Our market median range is defined as plus or minus 10% of the market median for base salary, and plus or minus 15% of the market median for all other elements of compensation. Our goal, over time and depending on the success of our overall business, is to more closely align components of our named executive officers’ compensation with the market median for all compensation elements. In 2023, total direct compensation opportunities for our named executive officers employed by us at the end of 2023 were, on average, within the market median range.
The Compensation Committee intends to continue to make adjustments to our executive compensation program, when deemed appropriate, in light of our compensation objectives, our financial and competitive position and our business. The Compensation Committee may exercise discretion as to the type and magnitude of these adjustments.
Long-Term versus Currently-Paid Compensation
Currently-paid compensation to our named executive officers includes base salaries, which are paid periodically throughout the fiscal year, annual cash performance bonuses based on performance targets proposed by management and approved by the Compensation Committee, which are awarded after the end of the fiscal year, and perquisites and personal benefits, which are paid consistent with our policies in appropriate circumstances. Our named executive officers historically have been eligible to participate in our long-term equity incentive plans, which in 2023 included the Amended and Restated Primo Water Corporation Equity Incentive Plan (the “Amended and Restated Equity Plan”) and the Primo Water Corporation 2018 Equity Incentive Plan, as each may be amended from time to time (the “2018 Equity Plan” and together with the Amended and Restated Equity Plan, the “Equity Plans”). The Amended and Restated Equity Plan expired as of February 14, 2023, so no shares remain available for future issuance under such plan. The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo Water’s business needs and goals. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or common share payments, including the payment of performance bonuses in common shares. The Equity Plans are described in more detail under the heading “Equity Compensation Plan Information” on page 60 of this proxy statement. Our executive officers may also participate in our 401(k) Plan, which is available to all employees in the United States, except for certain union employees.
The compensation structure for our named executive officers is intended to balance the need of these executives for current income with the need to create long-term incentives that are directly tied to achievement of our operational targets and growth in shareowner value.
Compensation Components
For 2023, the principal compensation components for Primo Water’s named executive officers consisted of the following:
Base salary
Fixed pay that takes into account an individual’s role and responsibilities, experience, expertise, and individual performance, and compensates named executive officers for services rendered during the fiscal year.

Annual cash performance bonuses	Performance-based compensation that is paid to reward attainment of annual corporate targets.

Long-term equity incentive awards
Equity compensation that reinforces the link between incentives and long-term Primo Water performance, incentivizes our named executive officers, aligns the interests of our named executive officers with those of our shareowners, and encourages executive retention.

Retirement benefits
Retirement benefits that provide the opportunity for financial security in retirement consistent with programs for our broad-based employee population, including limited matching contributions under Primo Water’s 401(k) Plan.

Perquisites and benefits	Perquisites and benefits that effectively facilitate job performance, including an annual executive physical examination and a car allowance.
Base Salary
We provide named executive officers and other employees with base salary, paid over the course of the year, to compensate them for services rendered during the fiscal year. Base salary is determined by an annual assessment of a number of factors, including position and responsibilities, experience, individual job performance relative to responsibilities, impact on development and achievement of our business strategy, and competitive market factors for comparable talent in the peer group.
The following table sets forth the 2023 base salary, 2022 base salary, and, if applicable, the percentage increase for each named executive officer:
Name	2023 Base Salary	2022 Base Salary	% Increase
Thomas J. Harrington(1)	$1,000,000	$975,000	2.6%
David Hass(2)	$485,000	$302,000	60.6%
Marni Morgan Poe	$500,000	$475,000	5.3%
Anne Melaragni	$465,000	$440,000	5.7%
William “Jamie” Jamieson	$465,000	$440,000	5.7%
Jay Wells(3)	$610,000	$610,000	—
Cate Gutowski(4)	$600,000	$600,000	—
(1)	Mr. Harrington retired as Primo Water’s Chief Executive Officer and ceased to be an executive officer on December 31, 2023.
(2)	Mr. Hass was appointed Primo Water’s Chief Financial Officer on January 23, 2023. Prior to his promotion, he served as the Chief Strategy Officer.
(3)	On January 23, 2023, Mr. David Hass was appointed Primo Water’s Chief Financial Officer, and Mr. Wells ceased to be an executive officer on that date.
(4)
On January 20, 2023, Cate Gutowski resigned from her position as Primo Water’s Chief Operating Officer and ceased to be an executive officer on that date. She remained in an advisory capacity through July 1, 2023.

Annual Performance Bonuses
General
The Compensation Committee believes that some portion of overall compensation for named executive officers should be performance-based, that is, contingent on successful achievement of corporate targets. To that end, and depending on our financial and operating performance, the Compensation Committee may approve performance-based bonuses. Eligibility for performance bonuses is set forth in a named executive officer’s employment offer letter, and “target” bonus opportunities are based on market competitiveness, the expected impact of the executive’s role within Primo Water, and the executive’s expected long-term contributions. Any changes to the target bonus levels set forth in the employment offer letter for our Chief Executive Officer are recommended by the Compensation Committee and determined by the Board. Any changes to the target bonus levels set forth in the employment offer letters for the other executive officers are reviewed and approved by the Compensation Committee. The annual performance goals are reviewed and approved by the Compensation Committee. The Compensation Committee believes that this annual incentive arrangement provides executives with clear, quantified targets, intended to focus them on meeting strategic goals, while also aligning management’s interests with those of our long-term shareowners in the sustained growth of shareowner value.
At the end of each fiscal year, a review is conducted to determine if the named executive officers satisfied the aggregated accountability metrics described below. If this review results in a rating below acceptable levels for the relevant period, all or a portion of the performance bonus may be withheld, even if corporate targets were met. Our Board retains the discretion to make adjustments to the performance bonus for our Chief Executive Officer, and the Compensation Committee retains the discretion to make adjustments to the performance bonuses for the other executive officers.
Additionally, discretionary performance bonuses may be paid to named executive officers. No such bonuses were paid in 2023, other than a bonus of $50,000 paid to our Chief Information Officer in recognition of efforts on the sale of our international businesses. While discretionary bonuses may be paid in appropriate circumstances, no named executive officer has a guaranteed right to a discretionary bonus as a substitute for a performance-based bonus in the event that performance targets are not met.
Company Performance Targets
Performance bonus eligibility in 2023 was determined based on achieving certain corporate targets and on aggregated accountability for each named executive officer to grow the business and shareowner value. In 2023, the performance bonus of our named executive officers was calculated based on achievement of a specified level of Bonus-Adjusted EBITDA, Bonus-Adjusted operating free cash flow and Bonus-Adjusted revenue, weighted 50%, 25% and 25%, respectively.
For performance bonus purposes, (i) “Bonus-Adjusted EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, (ii) “Bonus-Adjusted operating free cash flow” is GAAP net cash provided by operating activities, less capital expenditures, and (iii) “Bonus-Adjusted revenue” is GAAP revenue, each as adjusted to exclude the impact of certain items as approved by the Compensation Committee, and as a result, they may not correspond to the reported measures used in Primo Water’s other disclosures or filings. The Compensation Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Compensation Committee views the business. The Compensation Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance. Individual adjustments may have positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts.
The metrics described above closely correspond with the performance of our business, and the Compensation Committee therefore viewed them as appropriate performance targets for measuring the achievement of Primo Water’s business goals by our named executive officers. At the conclusion of the annual performance period, the Compensation Committee reviewed the accountability of each named executive officer towards growth of the business and shareowner value; if expectations had been met, the executive was paid a bonus in full based on achievement of the corporate metrics. A bonus could have been withheld in whole or in part if the executive was not so accountable. No bonus or portion of a bonus was withheld in 2023.
Performance bonuses in 2023 had a “threshold” level, a “target” level and an “outperform” level. Performance bonuses may be paid if the actual result for certain of the metrics is less than the applicable “threshold” level; however, if the actual results for the Bonus-Adjusted EBITDA metric are below the “threshold” level, no performance bonuses will be paid, subject to the discretion of the Board and the Compensation Committee to modify the performance bonus of our Chief Executive Officer and the other executive officers, respectively, based on accountability towards growth of the business and shareowner value. For 2023, our named executive officers could earn a performance bonus of up to a maximum level of 200% of the target bonus amount based on achievement of goals at the “outperform” level. The target bonus award for 2023 for our Chief Executive Officer was 120% of annual base salary, and 75% of annual base salary for each of our other named executive officers.
The Compensation Committee believes that setting an achievable goal is important in motivating our employees appropriately and in constructing a pay package that allows us to compete successfully in the market for talented employees. The following chart sets forth the threshold, target and outperform performance targets established by the Compensation Committee in December 2022 for the 2023 corporate bonus pool in which our named executive officers participated. The 2023 target levels below exceed 2022 actual results for each metric from the 2022 performance bonus program.

2023 Performance Bonus Program

Targets applicable to named executive officers ($ in millions)
	Corporate Pool (enterprise level)
	Bonus- Adjusted EBITDA 50%	Bonus- Adjusted Operating Free Cash Flow 25%	Bonus- Adjusted Revenue 25%
“Threshold”	$395.3	$139.2	$2,188.4
“Target”	465.0	163.8	2,303.6
“Outperform”	534.8	188.4	2,464.8
Actual(1)	463.4	181.5	2,286.3
(1)	Please see Appendix G for a reconciliation of GAAP to non-GAAP amounts.
These metrics are interpolated on a straight-line basis between the “threshold,” “target” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a bonus payout as a percentage of the target award. This percentage is then applied to the target bonus amount to determine the amount of a named executive officer’s bonus.
The following chart sets forth the calculation of the bonus payouts as a percentage of target award opportunities for the named executive officers 2023 bonus opportunities.
2023 Performance Bonus Program

Calculation of bonus payout as a percent target award
	Corporate Pool (enterprise level)
	Bonus- Adjusted EBITDA 50%	Bonus- Adjusted Operating Free Cash Flow 25%	Bonus- Adjusted Revenue 25%
% Payout (Per Metric)	98%	172%	93%
% Payout—Weighted (Per Metric)	49%	43%	23%
Bonus Payout % Target Award		115%
As noted above, actual results, when weighted as described above, resulted in a bonus payout of 115% of target award opportunity for our named executive officers.
For 2024, the Compensation Committee has determined to utilize the same metrics and weighting as utilized in the 2023 performance bonus program.
Accountability to Grow the Business and Shareowner Value
During 2023, each named executive officer was accountable to grow the business and shareowner value, as measured by performance against the approved strategic plan, business and capex initiatives. The Compensation Committee retains discretion to reduce a performance bonus based on a named executive officer’s failure to achieve such targets. The Compensation Committee determined that our named executive officers met these targets and, as a result, no reductions would be made to performance bonuses. For 2024, the Compensation Committee determined to continue with the use of aggregated accountability for each officer to grow the business and shareowner value.
Long-Term Incentive Plans
In 2023, our senior-level employees were eligible to participate in our Equity Plans. Generally, we use a methodology to determine award size based on benchmarking against our peer group and the industry in general, among other factors. The Equity Plans provide the Compensation Committee and management with the flexibility to design compensatory awards responsive to Primo Water’s needs. Awards under the Equity Plans may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or share payments.
In December 2023, each of our named executive officers employed on the date of grant (other than our former Chief Executive Officer) received an equity award for the 2024 annual grant cycle, consisting of performance-based restricted share units (66%) and time-based restricted share units (34%). All of the time-based restricted share units are eligible to vest in three equal annual installments, subject to continued employment. The performance-based restricted share units are eligible to vest based upon the achievement of average annual return on invested capital (“ROIC”) and total shareholder return (“TSR”) relative to the Russell 2000 index over a three-year period beginning on the first day of Primo Water’s 2024 fiscal year and ending on the last day of Primo Water’s 2026 fiscal year (with the metrics weighted 50% and 50%, respectively). The Compensation Committee determined to increase the mix allocated to performance-based restricted share units (from 60% in 2022 to 66% in 2023) and revise the metrics applicable to performance-based restricted share units (from ROIC (75%) and adjusted revenues (25%) in 2022 to ROIC (50%) and relative TSR (50%) in 2023) to further ensure that Primo Water’s executive compensation programs are closely aligned with the interests of its shareowners. The Compensation Committee selected a three-year performance period based upon input received from FW Cook regarding competitive market practice, as well as the Compensation Committee’s belief that a three-year measurement period reinforces the link between incentives and long-term Primo Water performance. We believe that these equity awards incentivize our named executive officers, align their interests with those of our shareowners and encourage executive retention.
The performance-based restricted share units granted in 2020 to our named executive officers (other than our former Chief Operating Officer) vest based on the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo’s 2021 fiscal year and ending on the last day of Primo’s 2023 fiscal year (weighted 75% and 25%, respectively). The following chart sets forth the threshold, target and outperform performance targets established by the Compensation Committee for each metric.
	ROIC 75%	Adjusted Revenue 25%
“Threshold”	7.59%	$6,145 million
“Target”	8.40%	$6,468 million
“Outperform”	8.86%	$6,921 million
Actual(1)	9.1%	$6,527 million
(1)	Please see Appendix G for a reconciliation of GAAP to non-GAAP amounts.
These metrics are interpolated on a straight-line basis between the “threshold,” “target” and “outperform” performance levels, resulting in a payout percentage for each metric. The relative weighting for each metric as set forth in the chart below is applied to the payout percentages, and the results are aggregated, resulting in a payout as a percentage of the target award. This percentage is then applied to the target performance-based share unit amount to determine the amount of the performance-based share units that vest.
The following chart sets forth the calculation of the payout rate for the performance-based restricted share units granted in December 2020.
	ROIC 75%	Adjusted Revenue 25%
% Payout (Per Metric)	200%	113%
% Payout—Weighted (Per Metric)	150%	28%
% Payout Rate	178%
For performance-based restricted share unit purposes, “ROIC” is defined in our form award agreement filed with the SEC and noted in Appendix G hereto, and “adjusted revenue” is GAAP revenues, each as adjusted to exclude the impact of certain items as approved by the Compensation Committee. As a result, it may not correspond to similarly titled reported measures used in Primo Water’s other disclosures or filings. As discussed above, the Compensation Committee considers potential adjustments pursuant to pre-established guidelines, including materiality, to provide consistency in how the Compensation Committee views the business. The Compensation Committee may approve adjustments to reflect events in the prior period and/or the results achieved during the applicable performance period to account for items not indicative of underlying performance. Individual adjustments may have a positive or negative impact, and in any given year, aggregate adjustments may increase or decrease incentive payouts. A calculation of these measures for the three-year period ended December 30, 2023 is included in Appendix G hereto.
Retirement Benefits
In 2023, as part of our cost management efforts, we continued to limit executive benefits to those specifically granted pursuant to employment agreements (as discussed below). Our named executive officers are eligible to participate in our 401(k) Plan, which is generally open to all employees in the United States except certain union employees. Employees can contribute a percentage of their eligible earnings, subject to annual contribution limits set by the Internal Revenue Service.
Perquisites and Other Personal Benefits
We provide our named executive officers with limited perquisites and other personal benefits that are not otherwise available to all of our employees, including an annual executive physical examination and a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers to ensure that they are appropriately limited and effectively facilitate job performance. Perquisites and personal benefits are taken into account as part of the total compensation to executive officers.
Perquisites and other personal benefits for our named executive officers are set forth in the Summary Compensation Table, under the heading “All Other Compensation” and related footnotes on page 44 of this proxy statement.
Named Executive Officer Employment Agreements
Each of our named executive officers has a written employment agreement or offer letter setting forth the material terms of his or her employment. Under these employment agreements or offer letters, these executives receive annual base salaries, which may be adjusted from time to time. Each of these agreements provides for eligibility to earn bonuses based upon the achievement of agreed-upon criteria established from time to time by the Compensation Committee as well as customary allowances and perquisites.
Each of the named executive officers employed by Primo Water as of the end of 2023 participates in both short-term and long-term incentive programs provided by us. The level of participation is determined by the Compensation Committee and varies by named executive officer. Each of our named executive officers is bound by restrictive covenants that generally limit their ability to compete with us in any countries in which we conduct business. They have also agreed to non-solicitation and non-disparagement covenants. These limitations continue during the term of employment and for a period of time following termination (regardless of the cause of the termination).
Potential severance payments in the event of termination or change of control of Primo Water for each named executive officer, as applicable, are described more particularly under the heading “Potential Payments Upon Termination or Change of Control” beginning on page 48 of this proxy statement.
Thomas J. Harrington Employment Agreement
In August 2018, we entered into an employment letter agreement with Mr. Harrington to serve as our Chief Executive Officer. The agreement had an indefinite term and provided for an annual base salary, which was increased to $1,000,000 effective March 26, 2023, and a car allowance. Mr. Harrington was eligible to participate in our annual performance bonus plan with a target bonus equal to 120% of his base salary.
On December 31, 2023, Mr. Harrington retired as Primo Water’s Chief Executive Officer and ceased to be an executive officer on that date. Prior to his retirement, Mr. Harrington participated in our Amended and Restated Severance and Non-Competition Plan (the “Severance Plan”), pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive his retirement. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations will continue for a period of two years following his retirement.

David Hass Employment Agreement
In January 2023, we entered into an offer letter agreement with David Hass to serve as our Chief Financial Officer. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $550,000 effective as of March 24, 2024, and a car allowance. Mr. Hass is eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary. In connection with his appointment, he also received a one-time award equivalent to $700,000 comprised of performance-based restricted share units (60%) and time-based restricted share units (40%). The time-based restricted share units vest ratably in three equal annual installments from the appointment date, and the performance-based restricted units vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of the Company’s 2023 fiscal year and ending on the last day of the Company’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively).
Mr. Hass is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2023 grants to Mr. Hass under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2023” Table below.
Mr. Hass participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
Marni Morgan Poe Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Marni Morgan Poe to serve as our Chief Legal Officer, which memorialized the previously disclosed terms of her employment with us. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $515,000 effective as of March 24, 2024, and a car allowance. Ms. Poe is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary.
Ms. Poe is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2023 grants to Ms. Poe under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2023” Table below.
Ms. Poe participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
Anne Melaragni Employment Agreement
In May 2021, we entered into an offer letter agreement with Anne Melaragni to serve as our Chief Human Resources Officer. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $479,000 effective as of March 24, 2024, and a car allowance. Ms. Melaragni is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary. In connection with her appointment, Ms. Melaragni received a one-time award of $400,000 in time-based restricted share units, which vested in equal installments on the first and second anniversaries of her hire date. Ms. Melaragni was also entitled to relocation assistance to the Tampa, Florida area, which is subject to repayment if Ms. Melaragni resigns her employment for any reason or is terminated for Cause (as defined in the Severance Plan) prior to the three-year anniversary of the date on which the Company last disburses relocation-related funds.
Ms. Melaragni is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2023 grants to Ms. Melaragni under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2023” Table below.

Ms. Melaragni participates in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment, regardless of the cause of the termination. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination, regardless of the cause of the termination.
William “Jamie” Jamieson Employment Agreement
In January 2019, we entered into an offer letter agreement with William “Jamie” Jamieson to serve as our Chief Information Officer. The agreement has an indefinite term and provides for an annual base salary, which will be increased to $479,000 effective as of March 24, 2024. Mr. Jamieson is eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of his base salary.
Mr. Jamieson is also eligible to participate in our benefit plans made available to our employees and senior executives, as well as our long-term incentive plans at the discretion of the Compensation Committee. The 2023 grants to Mr. Jamieson under our long-term incentive plans are set forth in the “Grants of Plan-Based Awards in Fiscal 2023” Table below.
Mr. Jamieson participates in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of his employment, regardless of the cause of the termination. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of twelve months following termination, regardless of the cause of the termination.
Jay Wells Employment Agreement
In December 2020, we entered into an amended and restated offer letter agreement with Jay Wells to serve as our Chief Financial Officer, which memorialized the previously disclosed terms of his employment with us. The agreement had an indefinite term and provided for an annual base salary, which was increased to $610,000 effective as of April 10, 2022, and a car allowance. Mr. Wells was eligible to participate in our annual performance bonus plan with an annual target bonus equal to 75% of his base salary.
On January 23, 2023, Mr. Hass was appointed Primo Water’s Chief Financial Officer, and Mr. Wells ceased to be an executive officer on that date. Prior to his retirement, Mr. Wells participated in the Severance Plan, pursuant to which he is subject to standard confidentiality undertakings and non-disparagement covenants that survive his retirement. He is also subject to a non-competition covenant that generally limits his ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following his retirement.
Cate Gutowski Employment Agreement
In September 2021, we entered into an offer letter agreement with Cate Gutowski to serve as our Chief Operating Officer. The agreement had an indefinite term and provided for an annual base salary of $600,000, and a car allowance. Ms. Gutowski was eligible to participate in our annual performance bonus plan with an annual bonus target of 75% of her base salary. In connection with her appointment, Ms. Gutowski received a cash sign-on bonus of $500,000, subject to repayment if, prior to 18 months from her employment date, she voluntarily resigned her position for any reason or was terminated for Cause (as defined in the offer letter and in the Severance Plan). She also received a one-time award of $4,300,000 in time-based restricted share units, the first installment of which vested in 2022, and the remainder of which vested as described below. Ms. Gutowski was also entitled to relocation assistance to the Tampa, Florida area, which was subject to repayment under certain circumstances if Ms. Gutowski failed to relocate to the Tampa, Florida area on a permanent basis by a certain deadline, or resigned her employment for any reason or was terminated for Cause (as defined in the offer letter and/or in the Severance Plan) prior to the first anniversary of the relocation date.
Ms. Gutowski participated in the Severance Plan, pursuant to which she is subject to standard confidentiality undertakings and non-disparagement covenants that survive the termination of her employment. She is also subject to a non-competition covenant that generally limits her ability to compete with us in any countries in which we conduct business, as well as a non-solicitation covenant. These limitations continue during the term of employment and for a period of fifteen months following termination.

On January 20, 2023, Ms. Gutowski resigned from her position as our Chief Operating Officer. Ms. Gutowski remained with us in an advisory capacity through July 1, 2023, at which time her employment terminated. As part of a Separation Agreement and General Release entered into with us, we did not seek reimbursement of Ms. Gutowski’s signing bonus or the relocation expenses provided to Ms. Gutowski. In addition, the Compensation Committee determined to accelerate the vesting of 136,335 restricted share units on her departure date, representing the unvested portion of the restricted share units that were granted to Ms. Gutowski in October 2021.
Severance Arrangements
We have arrangements with our named executive officers to provide for payment and other benefits if such executive’s employment is terminated under certain circumstances. We have entered into such arrangements in order to discourage these executives from voluntarily terminating their employment with us in order to accept other employment opportunities, and to provide assurances to these executives that they will be compensated if terminated by us without cause.
Severance Plan
As of the last day of fiscal 2023, each of our named executive officers (other than our former Chief Financial Officer and former Chief Operating Officer) participated in our Severance Plan, which we first implemented in 2009. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance benefits to which they may have been entitled. For more detail, please see Potential Payments Upon Termination or Change of Control—Severance Plan” beginning on page 50 of this proxy statement.
Treatment of Equity Awards upon Termination or Change of Control
Our Equity Plans (see “Equity Compensation Plan Information” on page 60 of this proxy statement) contain “double trigger” provisions in connection with a change of control of Primo Water, thus protecting participants in the event of certain qualifying terminations of employment, and providing assurances that their equity investment in Primo Water will not be lost in the event of the sale, liquidation, dissolution or other change of control of Primo Water. These terms provide for the acceleration of equity awards in limited circumstances, namely, when the awards (1) are not continued, assumed, or replaced by the surviving or successor entity or (2) are so assumed, but where a named executive officer or employee is involuntarily terminated for reasons other than Cause, or terminates his or her employment for Good Reason (as such capitalized terms are defined in the Equity Plans), within two years after the change of control.
Additionally, our Equity Plans provide for other potential benefits, absent a change in control, when a named executive officer or other employee is terminated without Cause, resigns with Good Reason or retires. In the case of a termination without Cause or resignation with Good Reason, the Equity Plans provide for partial vesting for performance-based awards, restricted shares and restricted share units based on the length of employment relative to the performance or vesting period and accelerated vesting of options, generally on the employment termination date. In the case of retirement (defined in the Equity Plans as having attained age 60 and completed ten continuous years of service with Primo Water), the Equity Plans provide for continued vesting of such awards.
A more detailed discussion of potential payments and benefits in connection with a termination or change of control is set forth under “Potential Payments Upon Termination or Change of Control” beginning on page 48 of this proxy statement.
Share Ownership Guidelines
The Board has established minimum share ownership guidelines for the Chief Executive Officer, Chief Financial Officer, certain other direct reports to the Chief Executive Officer, and certain other members of senior management. Under these share ownership guidelines, the Chief Executive Officer must own common shares having a minimum aggregate value equal to six times his annual base salary. The Chief Financial Officer must own common shares having a minimum aggregate value equal to two times his annual base salary. Other direct reports must own common shares having a minimum aggregate value equal to one and a half times his or her annual base salary. Unexercised stock options and unvested restricted stock awards or restricted stock units subject to future performance-based vesting do not count toward satisfaction of the threshold. The Compensation Committee or the Board may, from time to time, reevaluate and revise these guidelines to give effect to changes in Primo Water’s common share price, capitalization, or changes in the base salary or the title of the above mentioned persons.

The value of shares owned by each of the above persons necessary to maintain compliance with the guidelines is recalculated on an annual basis on December 31 of each year. Compliance with the requirements is measured on December 31 of each year and reported to the Compensation Committee. Individuals are expected to monitor their own compliance throughout the year. Individuals subject to the guidelines are not required to attain the minimum ownership level by a particular deadline; however, until the guideline amount is achieved, the Chief Executive Officer is required to retain an amount equal to 100% of net shares received as equity compensation, and each other named executive officer is required to retain an amount equal to 75% of the net shares received as equity compensation. Once an individual achieves the applicable ownership guideline, he or she will be considered in compliance, regardless of any changes in base salary (except for promotional increases) or the price of Primo Water common shares, so long as he or she continues to own at least the number of Primo Water common shares owned at the time he or she achieved the applicable guideline. “Net shares” are defined as those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable) and taxes payable upon the grant of a stock payment or the vesting of restricted shares, restricted share units, performance shares, performance share units or the exercise of stock options or stock appreciation rights. Shares purchased on the open market may be sold in compliance with Primo Water’s policies and applicable securities laws. Failure to meet or to show sustained progress toward meeting the guidelines may be a factor considered by the Compensation Committee in determining future long-term incentive equity grants to such persons. These requirements are designed to ensure that the economic interests of senior management correlate with the value of our common shares and are thus closely aligned with the interests of Primo Water’s shareowners.
Employee Share Purchase Plan
We have maintained Primo Water’s Employee Share Purchase Plan (the “ESPP”) since 2015. The purpose of the ESPP is to provide eligible employees of Primo Water and our designated subsidiaries (including our named executive officers) with an opportunity to acquire an ownership interest in us through the purchase of our common shares through payroll deductions at a discounted price. Eligible employees may purchase common shares at a price equal to 90% of the lower of the closing price of common shares on the NYSE on the first and last day of the offering period. We believe the ESPP further aligns the interests of our employees and shareowners and aids in the recruitment and retention of employees.
Insider Trading Restrictions and Policy Against Hedging
Our insider trading policy prohibits directors, officers, employees and consultants of Primo Water and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors, executive officers and certain other employees are prohibited during certain prescribed blackout periods and are required to be pre-cleared by our Chief Legal Officer and Secretary, subject to limited exceptions for approved Rule 10b5-1 plans. This policy prohibits directors, officers, employees and consultants of Primo Water from engaging in “short sales” with respect to our securities, trading in put or call options, or engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to our securities. This policy also prohibits employees and directors, including the named executive officers, from holding Primo Water securities in a margin account or pledging Primo Water securities as collateral for a loan.
Policy Regarding Clawback of Incentive Compensation
Our Board has adopted a clawback policy that allows the Board to recoup any excess annual or long-term incentive compensation paid to our current and former executive officers in the event of a required accounting restatement of our financial statements, whether or not based on misconduct, due to material non-compliance with any financial reporting requirement under the securities laws (including any “Big R” or “little r” restatement). The clawback policy is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

Risk Management Considerations
The Compensation Committee believes that Primo Water’s compensation plans and policies provide incentives for our executives and other employees to create long-term shareowner value, promote the creation of long-term value and discourage behavior that leads to excessive risk, as further detailed below:
•
The base salary portion of compensation is designed to provide a steady income regardless of Primo Water’s performance so that employees do not feel pressured to focus on achievement of certain performance goals at the expense of other aspects of Primo Water’s business.

•
The performance goals used to determine the amount of an executive’s bonus are measures that the Compensation Committee believes drive long-term shareowner value. The Compensation Committee attempts to set ranges for these measures that promote success without encouraging excessive risk-taking to achieve short-term results.

•
The measures used to determine whether performance-based restricted share units vest are based on performance over a three-year period. The Compensation Committee believes that the three-year measurement period reinforces the link between incentives and long-term Primo Water performance, and the performance cycles overlap to reduce any incentive to maximize performance in a particular period at the expense of another.

•	Cash bonuses are capped at 200% of target. Similarly, vesting for performance-based restricted share units is capped at 200% of target.
•
The equity awarded to our named executive officers is a mix of performance-based restricted share units and time-based restricted share units. The Compensation Committee believes that this mix avoids having a relatively high percentage of compensation tied to one element, and that the time-based restricted share units should reduce risky behavior because these awards are designed to retain employees and because they are earned over time.

•	Compensation is balanced between short-term and long-term compensation, creating diverse time horizons.
•
The Compensation Committee believes that linking performance and the corresponding payout factor mitigates risk by avoiding situations where a relatively small amount of increased performance results in a relatively high corresponding amount of increased compensation.

•	Named executive officers are required to hold a certain amount of Primo Water shares, which aligns their interests with those of our shareowners.
•	We have implemented accounting policies and internal controls over the measurement and calculation of performance goals.
•
We have implemented a clawback policy, which is intended to reduce potential risks associated with our incentive plans, and thus better align the long-term interests of our named executive officers and shareowners.

•	We prohibit hedging, pledging, and margining of Company securities.
•
The Compensation Committee approves our short-term and long-term incentive compensation programs, as well as other executive compensation programs, which mitigates risk by empowering a group of independent directors with substantial experience and expertise.

•
The Compensation Committee has engaged an outside, independent compensation consultant who is knowledgeable regarding various compensation policies and their associated risks and is free from any conflict of interest.

The Compensation Committee has reviewed Primo Water’s compensation policies and practices for its employees and determined that the risks arising from those policies and practices are not reasonably likely to have a material adverse effect on Primo Water.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option/ SAR Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Thomas J. Harrington Former Chief Executive Officer	2023	993,269	—	—	—	1,383,600	28,887(3)	2,405,756
	2022	962,077	—	4,000,000	—	900,900	26,730	5,889,707
	2021	919,731	—	3,500,000	—	887,139	25,874	5,332,744

David Hass Chief Financial Officer	2023	467,211	—	2,129,817	—	419,404	25,675(4)	3,042,107

Marni Morgan Poe Chief Legal Officer and Secretary	2023	493,269	—	1,193,981	—	432,375	16,073(5)	2,135,698
	2022	468,269	—	700,000	—	299,250	24,675	1,492,194
	2021	443,268	—	700,000	—	293,624	23,936	1,460,829

Anne Melaragni Chief Human Resources Officer	2023	458,269	—	737,026	—	402,109	455,394(6)	2,052,798
	2022	431,923	—	725,000	—	277,200	181,057	1,615,180
	2021	368,731	—	825,000	—	262,913	23,100	1,479,743

William “Jamie” Jamieson Chief Information Officer	2023	458,269	50,000(7)	383,234	—	402,109	23,986(8)	1,317,598

Jay Wells Former Chief Financial Officer	2023	190,431	—	—	—	—	13,099(9)	203,530
	2022	603,270	—	—	—	384,300	26,005	1,013,575
	2021	580,963	—	975,000	—	381,714	24,225	1,961,903

Cate Gutowski Former Chief Operating Officer	2023	347,980	—	2,010,941(10)	—	—	52,869(11)	2,411,790
	2022	600,000	—	—	—	378,000	572,510	1,550,510
	2021	87,692	500,000	5,200,000	—	70,792	2,077	5,860,561
(1)
Stock awards made in 2023 were time-based and performance-based restricted share units granted under the 2018 Equity Plan. The amounts reported in this column for 2023 reflect the aggregate grant date fair values for time-based and performance-based restricted share units computed in accordance with ASC 718, excluding the effect of estimated forfeitures. The assumptions used for the valuations are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023. Assuming achievement of the highest level of performance for these awards, the grant date fair values of awards subject to performance conditions would have been as follows: Mr. Hass: $ 2,257,693; Ms. Poe: $ 1,183,854; Ms. Melaragni: $730,775; and Mr. Jamieson: $379,984.

(2)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Primo Water’s annual performance bonus program.
(3)	Includes a car allowance, 401(k) match, annual medical exam, and wellness benefit.
(4)	Includes a car allowance, phone allowance, 401(k) match, and wellness benefit.
(5)	Includes a car allowance, phone allowance, and 401(k) match.
(6)	Includes a car allowance, 401(k) match, wellness benefit, and $440,628 for relocation assistance to the Tampa, Florida area pursuant to the terms of her employment offer letter agreement.
(7)	Represents a bonus paid in recognition of efforts on the sale of our international businesses.
(8)	Includes a car allowance, phone allowance, 401(k) match, and annual medical exam.
(9)	Includes a car allowance, phone allowance, and 401(k) match.
(10)
On January 20, 2023, Ms. Gutowski resigned from her position as our Chief Operating Officer. The Compensation Committee determined to accelerate the vesting of 136,335 restricted share units on her departure date, representing the unvested portion of the restricted share units that were granted to Ms. Gutowski in October 2021. This amount represents the incremental fair value of the modified award, computed as of the modification date in accordance with ASC Topic 718.

(11)	Includes a car allowance, 401(k) match, wellness benefit, and $35,449 for relocation assistance to the Tampa, Florida area pursuant to the terms of her employment offer letter agreement.

Grants of Plan-Based Awards in Fiscal 2023
The following table sets forth information with respect to performance-based restricted share units and time-based restricted share units granted under our Equity Plans during the year ended December 30, 2023 to each of our named executive officers (all such awards were granted under the 2018 Equity Plan). The following table also sets forth the range of possible cash payouts to each of our named executive officers under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2023.
Name	Grant Date	Board Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Harrington	—	—	600,000	1,200,000	2,400,000	—	—	—	—	—
David Hass	—	—	181,875	363,750	727,500	—	—	—	—	—
	12/8/2023	12/7/2023	—	—	—	21,760	54,401	108,802	—	1,017,567
	12/8/2023	12/7/2023	—	—	—	—	—	—	28,025	412,250
	1/23/2023	1/11/2023	—	—	—	11,320	28,301	56,602	—	420,000(5)
	1/23/2023	1/11/2023	—	—	—	—	—	—	18,867	280,000(5)
Marni Morgan Poe	—	—	187,500	375,000	750,000	—	—	—	—	—
	12/8/2023	12/7/2023	—	—	—	18,171	45,428	90,856	—	849,731
	12/8/2023	12/7/2023	—	—	—	—	—	—	23,402	344,250
Anne Melaragni	—	—	174,375	348,750	697,500	—	—	—	—	—
	12/8/2023	12/7/2023	—	—	—	11,216	28,042	56,084	—	524,526
	12/8/2023	12/7/2023	—	—	—	—	—	—	14,445	212,500
William “Jamie” Jamieson	—	—	174,375	348,750	697,500	—	—	—	—	—
	12/8/2023	12/7/2023	—	—	—	5,832	14,581	29,162	—	272,734
	12/8/2023	12/7/2023	—	—	—	—	—	—	7,511	110,500
Jay Wells	—	—	—	—	—	—	—	—	—	—
Cate Gutowski	—	—	—	—	—	—	—	—	—	—
(1)
The amounts in these columns show the range of possible cash payouts under our annual performance bonus plan for achievement of specified levels of performance in fiscal 2023. With respect to our named executive officers, amounts reported in these columns are calculated solely based on Bonus-Adjusted EBITDA, Bonus-Adjusted operating free cash flow, and Bonus-Adjusted revenue targets. For additional information related to the annual cash incentive awards including performance goals, measures and weighting, see the “Compensation Discussion and Analysis” section of this proxy statement.

(2)
Unless otherwise noted, the amounts in these columns represent performance-based restricted share unit awards. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and relative TSR over a three-year period beginning on the first day of Primo Water’s 2024 fiscal year and ending on the last day of Primo Water’s 2026 fiscal year (weighted 50% and 50%, respectively). The amounts included in the “Target” column reflect the total number of shares that would be issued at the end of the three-year performance period if 100% of the “target” ROIC and relative TSR are achieved, with the number of units determined using the closing price of Primo Water common shares on the grant date. The amounts included in the “Maximum” column reflect the total number of shares that would be issued at the end of the three-year performance period if the ‘outperform’ measure of ROIC and relative TSR are achieved.

(3)
The amounts in this column represent grants of time-based restricted share units, with the number of units determined using the closing price of Primo Water common shares on the grant date. Time-based restricted share units granted in 2023 vest in three equal installments on the first, second and third anniversaries of the grant date.

(4)
Unless otherwise noted, the “Grant Date Fair Value of Stock Awards” column shows the full grant date fair values of the performance- and time-based restricted share units granted in fiscal 2023. The grant date fair values of the awards are determined under ASC 718 and represent the amounts we would expense in our financial statements over the vesting schedule for the awards. In accordance with SEC rules, the amounts in this column reflect the actual ASC 718 accounting cost without reduction for estimates of forfeitures related to service-based vesting conditions. The assumptions used for determining values are set forth in Note 8 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 30, 2023. The amounts reflect our accounting for these grants and do not correspond to the actual values that may be realized by the named executive officers.

(5)
In connection with his appointment, Mr. Hass also received a one-time award equivalent to $700,000 comprised of performance-based restricted share units (60%) and time-based restricted share units (40%). The time-based restricted share units vest ratably in three equal annual installments from the appointment date, and the performance-based restricted units vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of the Company’s 2023 fiscal year and ending on the last day of the Company’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively).

Outstanding Equity Awards at 2023 Fiscal Year End
The following table sets forth information with respect to equity awards outstanding at December 30, 2023 for each of our named executive officers.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Thomas J. Harrington	236,344(2)	—	15.84	12/9/2030	—	—	—	—
	274,926(3)	—	13.67	12/11/2029	—	—	—	—
	214,552(4)	—	14.68	12/11/2028	—	—	—	—
	108,921(5)	—	17.50	12/7/2027	—	—	—	—
	204,280(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—	—
	—	—	—	—	—	—	315,374(8)	4,746,379
	—	—	—	—	70,083(9)	1,054,749	—	—
	—	—	—	—	—	—	246,334(10)	3,707,327
	—	—	—	—	27,371(11)	411,934	—	—
David Hass	14,822(12)	—	9.76	5/4/2030	—	—	—	—
	7,878(2)	—	15.84	12/9/2030	—	—	—	—
	—	—	—	—	—	—	108,802(13)	1,637,470
	—	—	—	—	28,025(14)	421,776	—	—
	—	—	—	—	—	—	56,602(15)	851,860
	—	—	—	—	18,867(16)	283,948	—	—
	—	—	—	—	—	—	15,768(8)	237,308
	—	—	—	—	3,504(9)	52,735	—	—
	—	—	—	—	—	—	12,316(10)	185,356
	—	—	—	—	1,369(11)	20,603	—	—

Marni Morgan Poe	55,147(2)	—	15.84	12/9/2030	—	—	—	—
	76,979(3)	—	13.67	12/11/2029	—	—	—	—
	65,298(4)	—	14.68	12/11/2028	—	—	—	—
	52,515(5)	—	17.50	12/7/2027	—	—	—	—
	62,013(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—	—
	73,844(17)	—	11.22	2/19/2026	—	—	—	—
	37,064(18)	—	9.25	2/25/2025	—	—	—	—
	41,504(19)	—	8.00	2/13/2024	—	—	—	—
	—	—	—	—	—	—	90,856(13)	1,367,383
	—	—	—	—	23,402(14)	352,200	—	—
	—	—	—	—	—	—	55,190(8)	830,610
	—	—	—	—	12,264(9)	184,573	—	—
	—	—	—	—	—	—	49,266(10)	741,453
	—	—	—	—	5,474(11)	82,384	—	—
Anne Melaragni	11,817 (2)	—	15.84	12/9/2030	—	—	—	—
	13,554 (20)	—	14.30	8/24/2030	—	—	—	—
	—	—	—	—	—	—	56,084(13)	844,064
	—	—	—	—	14,445(14)	217,397	—	—
	—	—	—	—	—	—	39,420(8)	593,271
	—	—	—	—	8,760(9)	131,838	—	—
	—	—	—	—	10,616(21)	159,771	—	—
	—	—	—	—	—	—	29,912(10)	450,176
	—	—	—	—	3,324(11)	50,026	—	—

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
William “Jamie” Jamieson	23,634(2)	—	15.84	12/9/2030	—	—	—	—
	32,991(3)	—	13.67	12/11/2029	—	—	—	—
	28,266(22)	—	14.82	4/1/2029	—	—	—	—
	—	—	—	—	—	—	29,162(13)	438,888
	—	—	—	—	7,511(14)	113,041	—	—
	—	—	—	—	—	—	25,624(8)	385,641
	—	—	—	—	5,694(9)	85,695	—	—
	—	—	—	—	—	—	22,872(10)	344,224
	—	—	—	—	2,542(11)	38,257	—	—
Jay Wells	70,903(2)	—	15.84	12/9/2030	—	—	—	—
	98,973(3)	—	13.67	12/11/2029	—	—	—	—
	83,955(4)	—	14.68	12/11/2028	—	—	—	—
	69,242(5)	—	17.50	12/7/2027	—	—	—	—
	78,793(6)	—	10.40	12/6/2026	—	—	—	—
	57,947(7)	—	16.99	8/11/2026	—	—	—	—
	—	—	—	—	—	—	68,620(10)	1,032,731
	—	—	—	—	7,625(11)	114,756	—	—
Cate Gutowski	—	—	—	—	—	—	—	—
(1)	The market value shown has been calculated based on the closing price of our common shares on the NYSE as of December 29, 2023 ($15.05), the last business day of our 2023 fiscal year.
(2)	This amount represents stock options granted on December 9, 2020, which are fully vested.
(3)	This amount represents stock options granted on December 11, 2019, which are fully vested.
(4)	This amount represents stock options granted on December 11, 2018, which are fully vested.
(5)	This amount represents stock options granted on December 7, 2017, which are fully vested.
(6)	This amount represents stock options granted on December 6, 2016, which are fully vested.
(7)	This amount represents stock options granted on August 11, 2016, which are fully vested.
(8)
This amount represents performance-based restricted share units granted on December 7, 2022. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2023 fiscal year and ending on the last day of Primo Water’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because actual performance in the last completed performance period (2021-2023) vested above target, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(9)	This amount represents time-based restricted share units granted on December 7, 2022, which vest in equal installments on the first, second and third anniversaries of the grant date.
(10)
This amount represents performance-based restricted share units granted on December 9, 2021. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2022 fiscal year and ending on the last day of Primo Water’s 2024 fiscal year (with the metrics weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because actual performance in the last completed performance period (2021-2023) vested above target, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(11)	This amount represents time-based restricted share units granted on December 9, 2021, which vest in three equal installments on the first, second and third anniversaries of the grant date.
(12)	This amount represents stock options granted on May 4, 2020, which are fully vested.
(13)
This amount represents performance-based restricted share units granted on December 8, 2023. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and relative TSR over a three-year period beginning on the first day of Primo Water’s 2024 fiscal year and ending on the last day of Primo Water’s 2026 fiscal year (with the metrics weighted 50% and 50%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and relative TSR that is achieved during such period. Because actual performance in the last completed performance period (2021-2023) vested above target, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(14)	This amount represents time-based restricted share units granted on December 8, 2023, which vest in equal installments on the first, second and third anniversaries of the grant date.

(15)
This amount represents performance-based restricted share units granted on January 23, 2023. The performance-based restricted share unit awards vest based upon the achievement of average annual ROIC and aggregate revenues over a three-year period beginning on the first day of Primo Water’s 2023 fiscal year and ending on the last day of Primo Water’s 2025 fiscal year (with the metrics weighted 75% and 25%, respectively). The payout percentage of the performance-based restricted share units and the related unrecognized compensation cost is subject to change based on the level of targeted ROIC and revenues that is achieved during such period. Because actual performance in the last completed performance period (2021-2023) vested above target, performance-based restricted share unit values are presented assuming achievement of “outperform” targets at the end of the three-year performance period.

(16)	This amount represents time-based restricted share units granted on January 23, 2023, which vest in equal installments on the first and second anniversaries of the grant date.
(17)	This amount represents stock options granted on February 19, 2016, which are fully vested.
(18)	This amount represents stock options granted on February 25, 2015 that vested on the last day of our 2017 fiscal year.
(19)	This amount represents stock options granted on February 13, 2014 that vested on the last day of our 2016 fiscal year. Subsequent to our fiscal year end, this option was exercised in full.
(20)	This amount represents stock options granted on August 24, 2020, which are fully vested.
(21)	This amount represents time-based restricted share units granted on March 25, 2022, which vest in equal installments on the first, second and third anniversaries of the grant date.
(22)	This amount represents stock options granted on April 1, 2019, which are fully vested.
Option Exercises and Stock Vested In Fiscal 2023
The following table sets forth information with respect to option exercises and stock awards vesting during 2023 for each of our named executive officers.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Thomas J. Harrington	—	—	204,613	2,988,792
David Hass	—	—	9,140	133,392
Marni Morgan Poe	32,598	190,046	44,785	653,995
Anne Melaragni	—	—	33,189	482,710
William “Jamie” Jamieson	—	—	19,608	286,367
Jay Wells	—	—	50,284	733,989
Cate Gutowski	—	—	136,335(3)	1,709,641(3)
(1)
Unless otherwise noted, this amount includes (a) time-based restricted share units granted in 2020, the last installment of which vested on the third anniversary of the grant date, time-based restricted share units granted in 2021, one-third of which vested on the second anniversary of the grant date, and time-based restricted share units granted in 2022, one-third of which vested on the first anniversary of the grant date, and (b) performance-based restricted share units granted in 2020, which vested in February 2024 upon certification by the Compensation Committee that the Adjusted pre-tax income target with respect to such awards was achieved at the 178% level.

(2)
With respect to time-based restricted share units granted in 2020 and 2021, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting dates (May 4, 2023 ($14.46), August 24, 2023 ($14.93) and December 8, 2023 ($14.71)). With respect to time-based restricted share units granted in 2022, the value realized on vesting has been calculated by utilizing the last closing price of our common shares on the NYSE as of the applicable vesting dates (March 24, 2023 ($14.44) and December 7, 2023 ($14.65)). With respect to performance-based restricted share units granted in 2020, the value realized on vesting has been calculated by utilizing the closing price of our common shares on the NYSE as of February 13, 2024 ($14.56), the date the Compensation Committee certified that the targets with respect to such awards were achieved.

(3)
On January 20, 2023, Ms. Gutowski resigned from her position as our Chief Operating Officer. This amount reflects the acceleration of the vesting of 136,335 restricted share units on her departure date, representing the unvested portion of the restricted share units that were granted to Ms. Gutowski in October 2021.

Potential Payments Upon Termination or Change of Control
Amended and Restated Equity Plan and 2018 Equity Plan
Under the Equity Plans, in the event of a Change of Control (as defined below) and subject to any limitations imposed by Section 409A of the Internal Revenue Code of 1986, as amended, if applicable to an award, the surviving or successor entity may continue, assume or replace awards outstanding as of the date of the Change of Control. If (1) such awards are continued, assumed, or replaced by the surviving or successor entity, and within two years after the Change of Control a grantee experiences an involuntary termination of employment for reasons other than Cause, or terminates his or her employment for Good Reason, or (2) such awards are not continued, assumed or replaced by the surviving or successor entity, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable, and (iii) any performance objectives applicable to awards will be deemed to have been satisfied at the “target” level of performance specified in connection with the applicable award. Additionally, the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the Change of Control in exchange for payments to the holders as provided in the Equity Plans.
The Equity Plans define “Change of Control” as (i) the consummation of a consolidation, merger, amalgamation, or other similar corporate reorganization of Primo Water with or into any other corporation whereby the voting shareowners of Primo Water immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, or any acquisition or similar transaction or series of transactions whereby any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Primo Water, any entity controlled by Primo Water, or any employee benefit plan sponsored by Primo Water or an entity that is controlled by Primo Water), is or becomes, including pursuant to a tender or exchange offer for Primo Water common shares, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Primo Water representing 50% or more of the combined voting power of Primo Water’s then outstanding securities; (ii) the consummation of a sale by Primo Water of all or substantially all of Primo Water’s assets; (iii) the date upon which individuals who, on the effective date of the Amended and Restated Equity Plan constitute Primo Water’s board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the effective date of the Amended and Restated Equity Plan whose appointment, election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the board (either by a specific vote or by approval of the proxy statement of Primo Water in which such person is named as a nominee for director, without objection to such nomination) shall also be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Primo Water as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board shall be deemed to be an Incumbent Director; or (iv) a proposal by or with respect to Primo Water being made in connection with a liquidation, dissolution or winding-up of Primo Water (the 2018 Equity Plan defines this prong of “Change of Control” as the liquidation, dissolution or winding-up of Primo Water).
The definitions of “Cause” and “Good Reason” in the Equity Plans are substantially similar to the definitions of “Cause” and “Good Reason” in the Severance Plan, as described below, except that the Equity Plans provide that individual employment agreement definitions control, if applicable. If a Change of Control had occurred on December 30, 2023 and either (1) the surviving or successor entity continued, assumed or replaced awards and within two years after the Change of Control, a named executive officer was involuntarily terminated for reasons other than Cause, or terminated his or her employment for Good Reason, or (2) the surviving or successor entity did not continue, assume or replace awards outstanding as of such date, and the Compensation Committee had not in either case elected to terminate some or all of such outstanding awards in exchange for payments to the holders as provided in the Equity Plans, the unvested awards granted to our named executive officers who were employed by us as of such date would have vested on an accelerated basis as set forth below:
Equity Plans	Accelerated Vesting ($)(1)
Thomas J. Harrington	7,102,220
David Hass	2,313,469
Marni Morgan Poe	3,298,028
Anne Melaragni	1,512,953
William “Jamie” Jamieson	873,398
(1)
Includes the value, based on the closing price of our common shares on the NYSE as of December 29, 2023 ($15.05), the last business day of our 2023 fiscal year, of common shares issuable pursuant to (i) time-based restricted share units granted in 2021, 2022 and 2023 that had not vested as of December 30, 2023, and (ii) performance-based restricted share units granted in 2021, 2022 and 2023, assuming the performance objectives applicable to such awards were satisfied at the “target” level of performance. Stock options granted in prior years are included in the table above, to the extent the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 30, 2023.

These amounts are included in the applicable “Accelerated Vesting” column in the tables under the heading “Payments under the Severance Plan” on page 52 of this proxy statement.
In the case of a grantee’s termination without Cause or resignation with Good Reason, the number of restricted share units to be deemed earned by a grantee is equal to the pro rata number of restricted share units that he or she would have earned on the vesting date had he or she been continuously employed through such vesting date, as calculated by reference to the portion of the applicable restriction period or performance period during which the grantee was actually employed. Additionally, unvested options vest as of the later of the date of termination and the one-year anniversary of the effective date of the award and continue to be exercisable for three years following the date of termination.
Assuming the employment of our named executive officers who were employed by us as of December 30, 2023 had been terminated on December 30, 2023 by Primo Water without Cause or by the named executive officers for Good Reason, they would have been entitled to the following:
Equity Plans	Equity Awards ($)
Thomas J. Harrington	7,102,220(1)
David Hass	862,701(2)
Marni Morgan Poe	2,062,165(2)
Anne Melaragni	647,665(2)
William “Jamie” Jamieson	398,587(2)
(1)
Mr. Harrington has attained age 60 and completed ten continuous years of service with Primo Water, as of December 30, 2023. As a result, he qualifies for continued vesting of unvested awards under our Equity Plans in the event of a termination without Cause, resignation with Good Reason or retirement. As a result, the table above includes the full value of unvested awards that will vest according to their original vesting schedule, using the closing price of our common shares on the NYSE as of December 29, 2023 ($15.05), with the number of common shares issuable pursuant to performance-based restricted share units assuming achievement of the performance goals at “target”.

(2)
Includes the value, based on the closing price of our common shares on the NYSE as of December 29, 2023 ($15.05), the last business day of our 2023 fiscal year, of common shares issuable pursuant to: (i) time-based restricted share units granted in 2021, 2022 and 2023 that had not vested as of December 30, 2023, and (ii) performance-based restricted share units granted in 2021, 2022 and 2023. Because the performance periods for the performance-based restricted share units granted to our named executive officers in 2021, 2022 and 2023 have not yet been completed, the number of common shares issuable pursuant to performance-based restricted share units that such named executive officers would have been entitled to on December 30, 2023 cannot be determined. As a result, this column includes the value of such performance-based restricted share units on a pro rata basis, assuming achievement of the performance goals at “target” and a share value equal to the closing price of our common shares on the NYSE as of December 29, 2023 ($15.05). Stock options granted in prior years are included in the table above, to the extent the exercise price of such options exceeded the closing price of our common shares on the NYSE as of December 30, 2023.

These amounts are included in the applicable “Equity Awards” column in the tables under the heading “Payments under the Severance Plan” on page 52 of this proxy statement.
In addition, Ms. Gutowski resigned as Chief Operating Officer on January 20, 2023, but remained in an advisory capacity through July 1, 2023. As part of a Separation Agreement and General Release, the Compensation Committee determined to accelerate the vesting of 136,335 restricted share units on her departure date, representing the unvested portion of the restricted share units that were granted to Ms. Gutowski in October 2021, which had an incremental fair value of $2,010,941, computed as of the modification date in accordance with ASC Topic 718.
Severance Plan
We have maintained a severance plan since 2009 in order to attract and retain talented executives. It was last amended and restated in 2020 (as amended and restated, the “Severance Plan”). As of December 30, 2023, each of our named executive officers who were employed by us as of such date participated in the Severance Plan.
The triggering events for any severance payments under the Severance Plan are designed to discourage executive officers from voluntarily terminating their employment with us in order to accept other employment opportunities. The triggering events also provide assurances to the executive officers that they will be compensated if terminated by us without Cause. The Severance Plan defines the entitlements for these executives upon a qualified termination of employment and replaces all previous termination and severance entitlements to which they may have been entitled.

The Compensation Committee determines which employees participate in the Severance Plan. Each participant is assigned to one of three groups, which correspond to severance multiples as follows: Level 1 Employees—2 times; Level 2 Employees—1.25 times; Level 3 Employees—1 times. Mr. Harrington was a Level 1 employee; Mr. Hass and Mses. Poe and Melaragni are Level 2 employees; and Mr. Jamieson is a Level 3 employee.
The Severance Plan defines “Cause” to mean:
(i)
the willful failure of the participant to properly carry out the participant’s duties and responsibilities or to adhere to Primo Water’s policies after written notice by Primo Water of the failure to do so, and such failure remaining uncorrected following an opportunity for the participant to correct the failure within ten days of the receipt of such notice;

(ii)
theft, fraud, dishonesty or misappropriation by the participant, or the gross negligence or willful misconduct by the participant, involving the property, business or affairs of Primo Water, or in the carrying out of the participant’s duties, including, without limitation, any breach by the participant of the representations, warranties and covenants contained in the participant’s employment agreement. if applicable, or Article 7 of the Severance Plan;

(iii)	the participant’s conviction of or plea of guilty to a criminal offense that involves fraud, dishonesty, theft or violence;
(iv)	the participant’s breach of a fiduciary duty owed to Primo Water; or
(v)	the participant’s refusal to follow the lawful written reasonable and good faith direction of the Board.
The Severance Plan defines “Good Reason” to include any of the following:
(i)	a material diminution in the participant’s title or duties or assignment to the participant of materially inconsistent duties;
(ii)
a reduction in the participant’s then current annual base salary or target bonus opportunity as a percentage of annual base salary, unless such reduction in target bonus opportunity is made applicable to all participants serving in substantially the same capacity as the participant;

(iii)
relocation of the participant’s principal place of employment to a location that is more than 50 miles away from the participant’s principal place of employment on the date upon which the participant became a participant, unless such relocation is effected at the request of the participant or with the participant’s approval;

(iv)
a material breach by Primo Water of any provisions of the Severance Plan, or any employment agreement to which the participant and Primo Water are parties, after written notice by the participant of the breach and such failure remaining uncorrected following an opportunity for Primo Water to correct such failure within ten days of the receipt of such notice; or

(v)
the failure of Primo Water to obtain the assumption in writing of its obligation to perform the Severance Plan by any successor to all or substantially all of the business or assets of Primo Water within fifteen days after a merger, consolidation, sale or similar transaction.

If a participant’s employment is terminated by us without Cause or by the participant for Good Reason, he or she will receive a cash payment of an amount equal to the participant’s total annual base salary and target bonus multiplied by his or her severance multiple. The terminated participant would also be paid accrued salary and vacation through the date of termination, less applicable withholdings, and a pro-rata payment of the participant’s annual bonus based on actual performance for the year of termination. In addition, the terminated participant would receive accelerated vesting of rights to the extent provided in our equity incentive plans, would continue to receive benefits under our benefit plans for the number of years equal to the severance multiple where we may do so legally and in accordance with the applicable benefit plans in effect from time to time (up to a maximum of 18 months), and would receive up to $15,000 of outplacement assistance.
Payments to all participants under the Severance Plan subject to excise tax are cut back to an amount that will result in no portion of the payments being subject to the excise tax.
Participants whose employment terminates for Cause, or by voluntary resignation (other than for Good Reason), death, or disability are not entitled to benefits under the Severance Plan.

Participants in the Severance Plan agree to non-competition and non-solicitation provisions that continue beyond termination for the number of years equal to the applicable severance multiple, regardless of the cause of termination. Participants agree to execute a general release of claims against us in return for payments under the Severance Plan, and the Severance Plan supersedes applicable provisions of each participant’s prior employment agreement.
Payments under the Severance Plan
As of December 30, 2023, each of our named executive officers who were employed by us as of such date participated in the Severance Plan. Under the Severance Plan, if their employment is terminated by Primo Water without Cause or by the executive for Good Reason, the executive would receive a cash payment equal to the sum of his or her annual base salary and target bonus times a severance multiple.
Assuming his or her employment had been terminated on December 30, 2023 by Primo Water without Cause or by the executive for Good Reason, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Equity Awards ($)	Total ($)
Thomas J. Harrington	4,400,000	1,200,000	23,082	7,102,220	12,725,302
David Hass	1,060,938	363,750	23,208	862,701	2,310,597
Marni Morgan Poe	1,093,750	375,000	23,208	2,062,165	3,554,123
Anne Melaragni	1,017,188	348,750	23,208	647,665	2,036,811
William “Jamie” Jamieson	813,750	348,750	18,566	398,587	1,579,653
Assuming his or her employment had been terminated in connection with a Change of Control on December 30, 2023, the applicable named executive officers would have been entitled to the following:
	Cash Severance ($)	Non-Equity Incentive Plan Payment ($)	Medical Continuation ($)	Accelerated Vesting ($)	Total ($)
Thomas J. Harrington	4,400,000	1,200,000	23,082	7,102,220	12,725,302
David Hass	1,060,938	363,750	23,208	2,313,469	3,761,365
Marni Morgan Poe	1,093,750	375,000	23,208	3,298,028	4,789,986
Anne Melaragni	1,017,188	348,750	23,208	1,512,953	2,902,099
William “Jamie” Jamieson	813,750	348,750	18,566	873,398	2,054,464
Termination by Primo Water for Cause; Resignation by the Executive Officer other than for Good Reason
We are not obligated to make any cash payment or benefit to any of our executive officers if the executive officer’s employment is terminated by us for Cause or if the executive officer resigns for other than Good Reason (each as defined in applicable employment or severance arrangements), other than the payment of unpaid salary and accrued and unused vacation pay.
Death or Disability
Upon an executive officer’s death or disability, we pay accrued salary and a prorated target bonus to the executive officer or the executive officer’s estate. Upon an executive officer’s death, a pro rata portion of any restricted shares, restricted share units, performance shares or performance units granted to such executive officer under the Equity Plans vest and are paid, in the case of performance shares or units, upon certification by the Compensation Committee of the achievement of the results for the applicable performance period, and in the case of restricted shares or restricted share units, following the executive officer’s death. We provide life insurance, short-term disability, and long-term care benefits to our executive officers. Amounts in respect of such benefits are disclosed in the Summary Compensation Table on page 44 of this proxy statement.

Retirement
In the case of a grantee’s retirement (defined in the Equity Plans as having attained age 60 and completed ten continuous years of service with Primo Water), the executive’s outstanding options that have not vested prior to the date of retirement will vest on the original vesting date(s) and thereafter will continue to be exercisable until the third anniversary of the date of retirement. Restricted shares, restricted share units, performance shares and performance units held by a retired grantee will continue to vest according to their original schedule, subject to acceleration provisions and the satisfaction of performance objectives, as applicable. Messrs. Harrington and Wells qualify for such treatment, and as a result, each of their outstanding unvested awards will continue to vest on their applicable vesting dates.
CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of Mr. Harrington, our former Chief Executive Officer, to the annual total compensation of our median associate. The 2023 annual total compensation of Mr. Harrington was $2,405,756, the 2023 annual total compensation of our median compensated associate was $58,045, and the ratio of these amounts is 41 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below.
Methodology for Determining Our Median Associate
As permitted under SEC rules, to determine our median associate, we used annual taxable compensation as derived from our payroll records. We believe that taxable compensation encompasses all of the principal methods of compensation that we use for our associates and provides a reasonable estimate of annual compensation for our associates. Furthermore, in identifying our median associate, wages and salaries were annualized for associates who were not employed for the full 2023 fiscal year and who were not temporary or seasonal. We did not make a full-time equivalent adjustment for any associate.
Determination Date and Associate Population Used to Identify the Median Associate
We determined that, as of October 31, 2023, the date we selected to identify the median associate, our associate population consisted of approximately 7,112 associates working for Primo Water and its consolidated subsidiaries. No associates were excluded under the de minimis or data privacy exemptions under the rule.
Compensation Measure Used to Identify the Median Associate
To identify the median associate, we used base salary/wages and overtime pay, plus actual annual cash incentive compensation (annual bonus) paid through October 31, 2023 as the compensation measure. In addition, we annualized the compensation of all associates over the full calendar year and the compensation of new hires in 2023 as if they were hired at the beginning of the fiscal year. We did not make any cost-of-living adjustments.
Annual Total Compensation of Median Associate
In order to determine the annual total compensation of the median associate, we identified and calculated the elements of that associate’s compensation for 2023 in accordance with SEC requirements, resulting in annual total compensation in the amount of $58,045.
Annual Total Compensation of Chief Executive Officer
With respect to the annual total compensation of our Chief Executive Officer, we included the amount reported for Mr. Harrington in the “Total” column for 2023 in the Summary Compensation Table included in this proxy statement.

Pay vs. Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between compensation of our Chief Executive Officer (“CEO”) and named executive officers and certain financial performance measures of Primo Water. For further information on Primo Water’s pay-for-performance philosophy and how executive compensation aligns with the Company’s performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Pay vs. Performance Table
					Value of an initial $100 Investment based on:
Year	Summary Compensation Table Total for CEO(1),(2)	Compensation Actually Paid to CEO(1),(3)	Average Compensation Actually Paid to Non-CEO NEOs(1),(2)	Average Summary Compensation Table Total for Non-CEO NEOs(1),(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)	Net Income (millions)(6)	Bonus- Adjusted EBITDA (millions)(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$2,405,756	$3,961,097	$1,860,587	$1,559,120	$120.35	$170.74	$238.1	$463.4
2022	$5,889,707	$4,828,690	$1,417,865	$1,039,138	$121.50	$140.29	$29.6	$431.9
2021	$5,332,744	$7,696,386	$2,690,759	$3,394,000	$135.20	$153.37	-$3.2	$374.7
2020	$6,999,545	$5,874,930	$2,010,274	$1,924,436	$118.58	$126.62	-$131.7	$360.0
(1)	The dollar amounts reported in column (b) through (e) reflect the following individuals:
Year	CEO	Non-CEO NEOs
2023	Mr. Harrington	Mr. Hass, Ms. Poe, Ms. Melaragni, Mr. Jamieson, Mr. Wells, and Ms. Gutowski,
2022	Mr. Harrington	Mr. Wells, Ms. Melaragni, Ms. Gutowski, and Ms. Poe
2021	Mr. Harrington	Mr. Wells, Ms. Gutowski, Ms. Melaragni, and Ms. Poe
2020	Mr. Harrington	Mr. Wells, Mr. Ron Hinson, Mr. David Muscato, Ms. Poe, and Mr. Jamieson
(2)
The dollar amounts reported in column (b) reflect the total compensation reported for our CEO during the covered years, while the dollar amounts reported in column (d) reflect the average total compensation reported for the NEOs (excluding our CEO) during the covered years, in the “Total” column in the “Summary Compensation Table” (“SCT”) for each corresponding year.

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to our CEO, while the dollar amounts reported in column (e) represent the average amount of “compensation actually paid” for the NEOs (excluding our CEO) for the applicable year. Compensation Actually Paid (“CAP”) has been calculated based on the requirements and methodology set forth in applicable SEC rules (Item 402(v) of Regulation S-K). The details for the CAP calculation for 2020, 2021, and 2022 are available in the prior year’s proxy statement. To calculate CAP for 2023 the following amounts were deducted from and added to the total compensation number shown in the SCT.

Reconciliation of Summary Compensation Table Total to Compensation Actually Paid for 2023	CEO	Average For Non-CEO NEOs
Reported Summary Compensation Table Total	$2,405,756	$1,860,587
(Less): Reported Value of Equity Awards(a)	—	($1,075,833)
Add: Fair Value at Fiscal Year-End of Outstanding and Unvested Equity Awards Granted in Fiscal Year(b)	—	$750,564
Add/(Less): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years(b)	$741,461	$96,726
Add: Fair Value at Vesting of Equity Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	—	—
Add/(Less): Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$591,013	$3,071
(Less): Fair Value as of Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	—	($118,485)
Add: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	$222,868	$42,490
Compensation Actually Paid	$3,961,097	$1,559,120
(a)	The amounts in this row reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option/SAR Awards” columns in the SCT for the applicable year.

(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date for each award that vested in the covered year. For options, the fair values as of each measurement date were determined using a binomial lattice model, which considers the circumstances of the grant at the measurement date, with assumptions and methodologies regarding volatility, dividend yield, and risk-free rates that are generally consistent with those used to estimate fair value at grant under U.S. GAAP. The range of estimates used in the option fair value calculations for 2023 are as follows: (i) remaining option contractual life between 2.3 years - 7.3 years, volatility between 29%-36%, dividend yield between 1.8%-2.2%, and risk-free rate between 3.3%-4.5%. For performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of each measurement date that are consistent with those used to calculate the grant date fair value of such awards, except that the FY2020 and FY2021 performance-based restricted share units assumed an above-target payout in 2023. For market-based awards, the fair values were determined using a Monte Carlo valuation.

(4)	The amounts in column (f) show changes over our past four fiscal years in the value of $100 (assuming reinvestment of dividends) invested in Primo Water’s common shares traded on the NYSE.
(5)
The amounts in column (g) show changes over our past four fiscal years in the value of $100 (assuming reinvestment of dividends), invested in a market-capitalization weighted index of our peer group, which consists of publicly-traded companies used to determine target compensation for 2023. The peer group for 2023 is the same as the group in the prior fiscal year and includes ADT Inc., A. O. Smith Corporation, The Brink’s Company, Chemed Corporation, Cintas Corporation, Evoqua Water Technologies Corp, Franklin Electric Co., Inc., IDEX Corporation, Mueller Water Products, Inc., Pentair plc, Rollins, Inc., Stericycle Inc., Tetra Tech, Inc., UniFirst Corporation, Watts Water Technologies, Inc., Xylem Inc., and Zurn Elkay Water Solutions Corporation (formerly known as Rexnord Corporation). The updated peer group consists of publicly-traded companies in the water and route-based service industries, and better reflects our business following our recent acquisitions and divestiture. In comparison, the value of $100 invested in a market-capitalization weighted index of the 2022 peer group would be the following: 2023: $168.41; 2022: $138.70; 2021: $152.38 ; 2020: $127.14.

(6)	The dollar amounts reported represent the net income reflected in Primo Water’s audited financial statements for the applicable year.
(7)
“Bonus-Adjusted EBITDA” is GAAP earnings before interest, taxes, depreciation, and amortization, adjusted to exclude the impact of certain items as approved by the Compensation Committee, as more particularly set forth on Appendix G. While we use numerous financial and non-financial performance measures to evaluate performance under our compensation programs, Bonus-Adjusted EBITDA is the financial performance measure that, in Primo Water’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to NEOs, for the most recently completed fiscal year, to Company performance.

Pay vs. Performance Table Discussion and Analysis
In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between information presented in the Pay vs. Performance table.
Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Cumulative Total Shareholder Return (“TSR”) of Company and the Peer Group
The following chart shows the relationship between Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our Other NEOs, and Primo Water’s TSR, as well as the relationship between Primo Water’s TSR and the TSR of our peer group. As shown in the chart, the value of Compensation Actually Paid is generally aligned with the movement of our TSR over the last four fiscal years, except that the average Compensation Actually Paid for our non-CEO NEOs slightly increased between 2022 and 2023. This is primarily driven by changes in the composition of our NEOs, and the issuance of one-time equity awards to our CFO, Mr. Hass, commensurate with his new role and increased responsibilities. Similarly, the fluctuation in Primo Water’s TSR is correlated with the fluctuation in the TSR of our peer group between 2020 and 2022. In December 2023, we have added relative TSR as one of our performance-based restricted share unit metrics, as described in greater detail our Compensation Discussion and Analysis.

Compensation Actually Paid vs. TSR
$126.62
$153.37
$140.29
$170.74
$118.58
$135.20
$121.50
$120.35
$5.9M
$1.9M
$7.7M
$3.4M
$4.8M
$1.0M
$4.0M
$1.6M
2020
2021
2022
2023
Compensation Actually Paid (CEO)
Average Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Net Income
The following chart shows the relationship between Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our Other NEOs, and Primo Water’s Net Income. As discussed in more detail in our Compensation Discussion and Analysis, Net Income is not currently utilized directly in setting executive pay. As such, we believe that its relationship to Compensation Actually Paid and Primo Water’s performance is less illustrative than other metrics that factor more directly into our executive compensation program, including Bonus-Adjusted EBITDA.

Compensation Actually Paid vs. Net Income
$238.1M
$29.6M
-$3.2M
-$131.7M
$7.7M
$5.9M
$4.8M
$4.0M
$3.4M
$1.9M
$1.0M
$1.6M
2020
2021
2022
2023
Compensation Actually Paid (CEO)
Average Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

Relationship Between Compensation Actually Paid for CEO and NEOs (Average) vs. Bonus-Adjusted EBITDA
The following chart shows the relationship between Compensation Actually Paid to our CEO and Average Compensation Actually Paid to our other NEOs, and Primo Water’s Bonus-Adjusted EBITDA. As shown in the chart, from 2020 to 2021, Compensation Actually Paid is aligned with our Bonus-Adjusted EBITDA, as both increased. From 2021 to 2022, Bonus-Adjusted EBITDA increased again, but Compensation Actually Paid decreased, due primarily to a decline in the value of the equity award adjustment over such period (driven by a decrease in our common share price from 2021 to 2022), indicating that the relationship between the movement in price of our common shares is not always correlated to the movement in our Bonus-Adjusted EBITDA. Compensation Actually Paid to our other NEOs increased from 2022 to 2023, which is in line with the movement in Bonus-Adjusted EBITDA. The relationship for our CEO does not follow this trend due to changes in his pay that occurred in relation to Mr. Harrington’s planned retirement at the end of 2023.

Compensation Actually Paid vs. Bonus-Adjusted EBITDA
$360.0M
$374.7M
$431.9M
$463.4M
$5.9M
$1.9M
$7.7M
$3.4M
$4.8M
$1.0M
$4.0M
$1.6M
2020
2021
2022
2023
Compensation Actually Paid (CEO)
Average Compensation Actually Paid (Non-CEO NEO)
Bonus-Adjusted EBITDA (Millions)

Most Important Company Performance Measures for Determining Executive Compensation
The most important financial performance measures used by Primo Water to link executive compensation to Company performance during fiscal year 2023 were:
•	Bonus-Adjusted EBITDA
•	Bonus-Adjusted Operating Free Cash Flow
•	Bonus-Adjusted Revenue
•	ROIC (for performance-based restricted share unit purposes)
•	Revenue (for performance-based restricted share unit purposes)

THE HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
The Compensation Committee has submitted the following report for inclusion in this proxy statement:
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Primo Water’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 for filing with the SEC and with all applicable Canadian securities authorities.
The foregoing report is provided by the following directors, who constitute the Compensation Committee:
ARCHANA SINGH, CHAIR
LORI T. MARCUS
STEVEN P. STANBROOK

EQUITY COMPENSATION PLAN INFORMATION
Set out below is information about the Equity Plans. The Equity Plans generally require us to issue shares that would be dilutive to our shareowners.
Plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(1)	5,727,727 (2)	$14.31 (3)	1,406,052 (4)
Equity Compensation Plans Not Approved by Security Holders(5)	232,558	—	—
Total	5,960,285 (2)	$14.31 (3)	1,406,052 (4)
(1)
Equity compensation plans approved by security holders include the Amended and Restated Equity Plan, which was approved on April 30, 2013, and amended on February 18, 2015, May 3, 2016, March 13, 2020 and August 4, 2020, and the 2018 Equity Plan, which was approved on May 1, 2018 and amended on March 13, 2020, August 4, 2020,February 22, 2023 and October 31, 2023. The Amended and Restated Equity Plan expired as of February 14, 2023, so no shares remain available for future issuance under such plan.

(2)
Represents 544,339 shares pursuant to time-based restricted share units, 1,502,732 shares pursuant to performance-based restricted share units, and 3,680,656 shares pursuant to stock options granted (and not exercised, forfeited or cancelled, as applicable) under the Equity Plans. If any of the shares to be issued pursuant to time-based restricted share units, performance-based restricted share units, or stock options are forfeited, expired, or are cancelled or settled without the issuance of shares, they will return to the pool of shares available for issuance under the Equity Plans. As of March 21, 2024, there were 5,192,513 shares to be issued upon the vesting or exercise of outstanding time-based restricted share units, performance-based restricted share units and stock options under the Equity Plans.

(3)	Represents the weighted-average exercise price of stock options granted under the Equity Plans.
(4)
Represents the number of shares available for future issuance under the 2018 Equity Plan. The Amended and Restated Equity Plan expired as of February 14, 2023, so no shares remain available for future issuance under such plan. Based on the share counting methodology provided for in the 2018 Equity Plan, shares issued under the 2018 Equity Plan will be applied to reduce the maximum number of shares remaining available for issuance under the 2018 Equity Plan; provided that the total number of shares available for issuance will be reduced 2.0 shares for each share issued pursuant to “full value” awards. “Full value” awards include any awards other than options or stock appreciation rights. “Full value” awards that lapse or are forfeited are returned to the pool at the same 2.0 multiple at which they were debited. As of December 30, 2023, there were 2,870,809 full value awards that were issued under the 2018 Equity Plan, which reduce the shares available for future issuance under the 2018 Equity Plan by 5,741,618. As of March 21, 2024, approximately 985,442 shares remained available for issuance under the 2018 Equity Plan.

(5)
Represents an inducement award of time-based restricted share units granted to Mr. Rietbroek in connection with his appointment as Chief Executive Officer of the Company, effective January 1, 2024, which awards were made outside Primo Water‘s existing equity incentive plans, but subject to the same terms and conditions as if granted under the 2018 Equity Plan. This award vests in equal installments on the first two anniversaries of the grant date, subject to Mr. Rietbroek‘s continuous service through the applicable vesting date. The award was approved by the Board in reliance on the employment inducement exemption under the NYSE’s Listed Company Manual Rule 303A.08.

The Equity Plans are administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The Equity Plans provide the Compensation Committee flexibility to design compensatory awards that are responsive to Primo Water’s needs. Subject to the terms of the Equity Plans and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject.
In accordance with TSX calculation methodologies, the burn rate for our Equity Plans for the past three fiscal years for 2021, 2022 and 2023 was 1.8%, 1.3% and 1.0% respectively. Burn rate was calculated in accordance with applicable TSX guidance by dividing (1) the number of securities granted under the Equity Plans for the applicable fiscal year (counting “full-value” awards at a 2 to 1 ratio and reflecting the actual payout percentage on the performance-based restricted share units) by (2) the weighted average securities outstanding for such fiscal year.

DIRECTORS’ AND OFFICERS’ INSURANCE
We provide insurance for the benefit of our directors and officers against certain liabilities that may be incurred by them in their capacity as directors and officers, as specified in the policy. We are reimbursed for amounts paid to indemnify directors and officers, subject to a deductible, which is our responsibility. There is no applicable deductible if we are unable to indemnify. In 2023, such policy provided for $85,000,000 in aggregate coverage, with an annual premium of $1,088,925, and deductibles ranging from nil to $2,500,000, depending on the type of claim being made. The policy does not specify that a part of the premium is paid in respect of either directors as a group or officers as a group and directors and officers do not pay any portion of the premiums.
Under the terms of our by-laws and agreements with our directors and officers, we indemnify our directors and officers against certain liabilities incurred by them in their capacity as directors and officers to the extent permitted by law.

CORPORATE GOVERNANCE
Board and Management Roles
The Board has explicitly assumed responsibility for the stewardship of Primo Water, including:
•	adopting a strategic planning process;
•	identifying the principal risks for Primo Water and implementing appropriate risk management systems;
•	succession planning and monitoring of senior management;
•	ensuring that we have in place a communications policy to enable us to communicate effectively and in a timely manner with our shareowners, other stakeholders and the public generally; and
•	maintaining the integrity of our internal control and management information systems.
All decisions materially affecting Primo Water, our business and operations, including long-term strategic and operational planning, must be approved by the Board prior to implementation. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these strategic plans with the Board during an annual Board strategy meeting, along with industry dynamics, Primo Water’s challenges, and legal, regulatory and governance developments, among other factors. At the conclusion of this annual strategy meeting, the Board approves Primo Water’s strategic plan. Additionally, the Board reviews and approves the annual budget under the existing strategy. Management provides the Board with comprehensive updates throughout the year regarding the implementation and results of Primo Water’s strategic plans, which facilitate the Board’s assessment of Primo Water’s performance against its stated business objectives. This process allows the Board to understand and impact Primo Water’s strategic plans, including plans related to return of capital to shareowners, mergers and acquisitions, competitive challenges and changing marketplace conditions. As a result, the Board has substantial oversight of the development and implementation of Primo Water’s strategic plans and the Board is able to effectively monitor Primo Water’s progress with respect to the strategic goals and objectives.
To assist in discharging its responsibilities effectively, the Board has established three committees: the Audit Committee, the ESG and Nominating Committee and the Compensation Committee. The roles of the committees as part of our governance process are outlined below, and their charters may be viewed on our website at www.primowatercorp.com. Each committee has the authority to retain its own legal, accounting or other advisors.
Allocation of Responsibility between the Board and Management
The Board has adopted a written mandate, the text of which is set out in Appendix E. The business and affairs of Primo Water are managed by or under the supervision of the Board in accordance with all applicable laws and regulatory requirements. The Board is responsible for providing direction and oversight, approving our strategic direction and overseeing the performance of our business and management. Management is responsible for presenting strategic plans to the Board for review and approval and for implementing our strategic direction. The Board has approved a job description for the Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare, on behalf of management, a written statement of management’s objectives, plans and standards of performance. This report is reviewed and approved annually by both the Compensation Committee and the entire Board. Additionally, we have established a lead independent director role and position descriptions for the chairman of the Board and for each committee chair.
Board Oversight of Risk
Pursuant to the written mandate, management is responsible for day-to-day risk management and is responsible for implementing the risk management strategy for Primo Water. Risk oversight is a responsibility of the full Board that is administered by the Audit Committee pursuant to the Audit Committee Charter. The Audit Committee:
•	oversees Primo Water’s Enterprise Risk Management (“ERM”) program and requests reports from management on its monitoring and mitigation of risks;
•	discusses with management the relationship between Primo Water’s risk appetite and business strategies; and
•	reviews major financial risk exposures and oversees the guidelines and policies used to govern the ERM program.

Other Board committees also play the following roles in risk oversight:
•	The Audit Committee oversees the ERM program guidelines and policies, and considers Primo Water’s major financial risk exposures as well as risks associated with financial reporting and fraud.
•	The Compensation Committee considers executive officer succession planning as well as major compensation-related risks when reviewing our compensation strategy, plans and programs.
•	The ESG and Nominating Committee considers our Board’s succession planning and our corporate governance matters.
Management is responsible for supporting and coordinating management’s ERM process and activities; documenting risk assessments using a consistent approach; identifying and validating controls to mitigate risk; and reporting on results of risk evaluations.
Management provides regular presentations and updates on risk management efforts to the Audit Committee and the Board. In addition, the Board or the Audit Committee may conduct additional risk assessments at any time, and the Board—and each of its committees—is empowered to engage outside advisors to assist in performing its risk oversight duties.
In 2023, the Board and Audit Committee paid particular attention to risks related to global and regional events and their impact on supply and information security and privacy.
We believe that the Board’s oversight and involvement in risk assessment provides effective oversight of Primo Water’s enterprise risks.
Oversight of Cybersecurity
Protecting the security of our systems and networks has long been and will continue to be a priority at Primo Water. The Audit Committee (which is comprised of members who are independent for purposes of the rules of the SEC, NYSE and NI 58-101) has primary responsibility for overseeing Primo Water’s risk management program relating to cybersecurity.
To more effectively address the cybersecurity threats posed today, Primo Water has a dedicated Chief Information Security Officer whose team is responsible for leading enterprise-wide information security strategy, policy, standards, architecture and processes. Primo Water’s comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, encryption and access control, and employee training (annually for all employees and additional training for certain roles and functions). The Chief Information Security Officer leads an annual review and discussion with the full Board dedicated to Primo Water’s cyber risks, threats, and protections and provides updates throughout the year, as warranted. The Chief Information Security Officer also provides regular updates to the Audit Committee on cybersecurity matters.
Board’s Expectations of Management
The Board expects management to:
•
produce timely, complete and accurate information on our operations and business and on any other specific matter that may, in management’s opinion, have material consequences for us, our shareowners and other stakeholders;

•
act on a timely basis and make appropriate decisions with regard to our operations, in accordance with all the relevant requirements and obligations and in compliance with our policies, with a view to increasing shareowner value;

•	apply a rigorous budget process and closely monitor our financial performance in terms of the annual budget approved by the Board;
•	develop and implement a strategic plan in light of trends in the market; and
•	promote high ethical standards and practices in conducting our business.
Board Leadership
Our Board is currently composed of 10 directors, nine of whom are independent. Mr. Fowden is the Chairman of our Board and Ms. Bomhard is our Lead Independent Director. The only director nominee who is not independent is Mr. Rietbroek. See “Certain Relationships and Related Transactions” on page 27 of this proxy statement for further discussion of the Board’s determinations as to independence.
Historically, Primo Water has separated the roles of Chairman of the Board and Chief Executive Officer. The Chief Executive Officer is not independent. The Board feels that separating the role of Chairman and Chief Executive Officer, together with maintaining a Lead Independent Director (who acts in a supportive capacity to the Chairman and acts as Chair in the event the Chairman is unavailable), reflects good governance procedures and is in the best interests of shareowners at this time.
For each regular Board meeting and most special meetings, the Chairman establishes the agenda. Each member of the Board participates in setting the agenda and may also raise at any meeting subjects that are not on the agenda for that meeting.
Shareowner Communications
We seek to maintain a transparent and accessible exchange of information with all of our shareowners and other stakeholders with regard to our business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to our timely and continuous disclosure obligations under applicable law, we regularly distribute information to our shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners and other interested parties are invited to communicate with one or more of our directors, including the Chairman, the Lead Independent Director or with our non-management directors as a group, by sending a letter to the attention of the directors, or any one of them, c/o Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607 or by sending an e-mail to Primoboard@primowater.com. The letter or e-mail should indicate that you are a Primo Water shareowner or your other interest in Primo Water. Unless the letter or e-mail contains unsolicited advertising material, it will be forwarded to the director or directors to whom it is addressed (or, if it is not directed toward a specific director, to our Chairman).
Composition of the Board
Our articles of continuance permit a minimum of 3 and a maximum of 15 directors. The Board is currently composed of 10 directors.
Primo Water does not have a formal policy regarding attendance by members of the Board at its annual meeting of shareowners, but all directors are encouraged to attend. Eight of our directors in office at the time of our 2023 annual and special meeting attended virtually. Two directors were unable to attend.
Directors are elected on an individual basis for a term of one year.
Board Refreshment
The Board does not currently impose, nor does it believe that it should establish, term limits on its directors, as such limits may cause the loss of experience and expertise important to the optimal operation of the Board. The annual self-evaluation and Board assessment process referred to below under “Board Evaluation” will be an important determinant for Board tenure. The Board has adopted a mandatory retirement policy for directors, which provides that no director may stand for election or re-election to the Board after the director has reached the age of 73. A director that turns 73 during his or her term, however, may serve out the remainder of that term. None of the Board’s nominees identified above will reach the age of 73 prior to the date of the 2025 annual meeting.
Diversity
We are proud to be an equal opportunity and affirmative action employer. It is our goal to have a work force that reasonably reflects the diversity of qualified talent that is available in relevant labor markets. We seek to recruit, develop and retain the most talented people from a diverse candidate pool.
As described in our Code of Business Conduct and Ethics, we base employment decisions, including selection, development and compensation decisions, on an individual’s qualifications, skills and performance.
We do not base these decisions on personal characteristics or status, such as race, color, sex, pregnancy, national origin, citizenship, religion, age, disability, veteran status, sexual orientation, gender identity, marital status, and/or genetic information. We are fully committed to equal employment opportunity and compliance with the letter and spirit of the full range of fair employment practices and non-discrimination laws in the countries in which we do business.

Recommendations concerning director nominees are, foremost, based on merit and performance. Diversity, including representation of women and gender diverse persons, visible minorities (as defined in the Canadian Employment Equity Act), indigenous people and people with disabilities and other historically underrepresented groups, is one of the factors taken into consideration, as it is beneficial that a diversity of backgrounds, views and experiences be present at the Board and management levels. In its evaluation of a potential member of the Board, the ESG and Nominating Committee will give consideration to (i) what skills and competencies the Board should possess, (ii) what skills and competencies each director currently possesses and (iii) what skills and competencies the potential nominee will bring. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. The Board, taking into consideration the recommendations of the ESG and Nominating Committee, is responsible for selecting the nominees for election to the Board, for appointing directors to fill vacancies, and determining whether a nominee or appointee is independent.
The Board is mindful of the benefit of diversity on the Board and management of Primo Water and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities. Accordingly, the Board has in place a diversity policy, the purpose of which is to outline how Primo Water approaches diversity, particularly when identifying individuals to serve as members of the Board or senior management. Pursuant to the policy, Primo Water, the ESG and Nominating Committee and the Board will consider diversity, including the level of representation of women and gender diverse persons, visible minorities (as defined in the Canadian Employment Equity Act), indigenous people and people with disabilities and other historically underrepresented groups, as one of the factors in the identification and nomination of directors and in the hiring of senior management. The policy does not contain a specific target regarding diverse directors or senior management, as the Board does not believe that targets or quotas will necessarily result in the identification or selection of the best director and senior management candidates. The policy requires Primo Water to advise any third parties engaged by Primo Water to assist in identifying possible members of the Board or senior management of Primo Water’s recognition of the potential benefits of diversity. Similarly, the ESG and Nominating Committee charter requires the ESG and Nominating Committee to instruct any search firm engaged to identify potential candidates for directorship to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.
The Board (or a committee of the Board) will annually review the policy and assess its implementation and effectiveness in connection with the composition of the Board and senior management. Primo Water annually reports in its proxy statement on the process it has used in relation to Board appointments and senior management hires.
The below chart illustrates the diversity of the directors, director nominees and executive officers:
	Diversity Matrix (As of March 21, 2024)
	Directors(1)		Executive Officers(2)
	Female	Male	Female	Male
Gender Identity	4	6	3	4
Demographic Background	—	—	—	—
Asian (Indian)	1	—	—	—
African American	—	1	—	—
Hispanic or Latinx	—	—	1	—
White	3	5	2	4
(1)	Includes ten directors; 40% of the Board consists of females.
(2)	Includes seven executive officers; 43% of the executive officers consist of females.
Independence of the Board
The only director nominee who is not independent is Mr. Rietbroek, our Chief Executive Officer. See “Certain Relationships and Related Transactions” on page 27 of this proxy statement for further discussion of the Board’s determinations as to independence. Ms. Bomhard serves as our Lead Independent Director.
The independent directors meet separately as part of each regularly scheduled meeting of the Board. In 2023, the independent directors held five such meetings. In addition, directors who have a material interest in a transaction or agreement are required to disclose the interest to the Board and to refrain from voting on the matter, and they do not participate in discussions relating to the transaction or agreement.
Each of the Compensation Committee, the ESG and Nominating Committee and the Audit Committee is comprised entirely of independent directors. The Board oversees the establishment and function of all committees, the appointment of committee members and their conduct. The Board has considered the independence of each of its members for purposes of the rules of the NYSE and, where applicable, NI 58-101. See “Certain Relationships and Related Transactions” on page 27 of this proxy statement.
Board Committees
The Board has the following standing committees: ESG and Nominating Committee, Audit Committee and Compensation Committee. The charters of these committees are available on our website, www.primowatercorp.com. From time to time, the Board may form additional committees in its discretion.
ESG and Nominating Committee
Current members: Britta Bomhard (Chair), Eric J. Foss, Derek R. Lewis, Steven P. Stanbrook
The Board has determined that each member of the ESG and Nominating Committee is independent within the meaning of the rules of the NYSE and NI 58-101. The ESG and Nominating Committee is responsible for developing and monitoring our approach to corporate governance issues in general. Specifically, the ESG and Nominating Committee is responsible for:
•
reviewing and assessing Primo Water’s strategy, initiatives and policies relating to environmental, social and governance matters that are significant to Primo Water and receiving updates with respect thereto from management;

•	developing and maintaining a set of corporate governance principles applicable to Primo Water and monitoring, on behalf of the Board, Primo Water’s approach to corporate governance issues;
•	reviewing periodically and recommending changes to the governing documents and the mandates of the Board committees;
•
establishing and articulating qualifications, desired background, expertise (including risk assessment skills), diversity considerations, and other selection criteria for the members of the Board or any Board committee;

•
advising the Board regarding the appropriate number of directors, and identifying and recommending the nomination of new members to the Board and its committees from time to time and nominees for each annual meeting of shareowners (and as such functions as a nominating committee);

•
in the event that a director’s principal employment responsibilities change (except for internal promotions within his or her organization) and that director volunteers to resign from the Board as required pursuant to the Corporate Governance Guidelines, recommending to the Board whether or not to request such resignation;

•
when a director receives an invitation to serve on the board of directors of another publicly traded company, reviewing and determining whether to approve, with input from Primo Water’s Chairman, Chief Executive Officer and Chief Legal Officer, the proposed directorship in accordance with the Corporate Governance Guidelines;

•	advising the Board with respect to the Board’s leadership structure and the positions held by the members of the Board;
•
ensuring that management develops, implements and maintains appropriate orientation and education programs for directors and schedules periodic presentations for directors to ensure the Board is aware of major business trends and industry and corporate governance practices;

•	developing and recommending to the Board for approval an annual self-evaluation process of the Board and its committees (including each member thereof) and management;
•	monitoring the quality of the relationship between management and the Board and recommending any areas for improvement;

•	reporting on corporate governance as required by all applicable public disclosure requirements;
•	reviewing and assessing annually Primo Water’s Corporate Governance Guidelines;
•	reviewing and, as appropriate, recommending modifications to the Code of Business Conduct and Ethics, and pre-approving any request for a waiver of such Code;
•	reviewing all related party transactions, whether or not reportable pursuant to applicable U.S. and Canadian securities laws and regulations;
•	reviewing, on at least an annual basis, the way in which Primo Water’s corporate governance is being evaluated by relevant external organizations and publications;
•	developing and administering a mandatory retirement age policy;
•	being responsible for those matters assigned to it under Primo Water’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers;
•
reviewing and assessing Primo Water’s initiatives and policies relating to the prevention and reduction of the risk of forced labor or child labor (including those of Primo Water’s suppliers), including reviewing the annual report required to be filed with the Government of Canada and published on Primo Water’s website, and making a recommendation to the Board to approve such annual report;

•	reviewing and reassessing the adequacy of the ESG and Nominating Committee’s charter annually and recommending any proposed changes to the Board for approval;
•
reviewing and assessing the ESG and Nominating Committee’s own performance on an annual basis and reporting regularly to the Board regarding the results of the ESG and Nominating Committee’s activities; and

•
retaining, to the extent it deems necessary or appropriate, outside consultants and other outside advisors to the ESG and Nominating Committee at the expense of Primo Water, including any search firm engaged to identify potential candidates for directorship — and instructing any such search firm to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience and expertise.

In selecting candidates for the Board, the ESG and Nominating Committee applies a number of criteria, including the following:
•	each director should be an individual of the highest character and integrity;
•	each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and to Primo Water;
•	each director should have sufficient time available to devote to our affairs in order to carry out his or her responsibilities as a director;
•	each person who is nominated as an independent director should meet all of the criteria established for independence under applicable securities or stock exchange laws, rules or regulations; and
•	any agreements to which we are a party relating to a third party’s right to have nominated for election as a director a person or persons of such third party’s choice.
In addition to the factors considered above, the ESG and Nominating Committee also considers how a nominee will contribute to the diversity of the Board, which is measured by a number of factors, including professional background, education, race, gender, and residence (subject to any applicable law or regulation).
The ESG and Nominating Committee considers suggestions as to nominees for directors from any source, including any shareowner. In addition, our by-laws fix a deadline by which shareowners must submit director nominations prior to any meeting of shareowners. In the case of annual meetings, advance notice must be delivered to us not less than 30 days prior to the date of the annual meeting; provided, however, that if the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, advance notice may be made not later than the close of business on the 10th day following the date on which the public announcement of the date of the annual meeting is first made by us. In the case of a special meeting of shareowners (which is not also an annual meeting), advance notice must be delivered to us no later than the close of business on the 15th day following the day on which the public announcement of the date of the special meeting is first made by us. In the case of a nominating shareowner that intends to solicit proxies, the nominating shareowner’s notice, including all of the proper written form requirements, must be received by the us within the time period in which notice of nominees must be received in compliance with SEC Regulation 14A, including Rule 14a-19. Our by-laws also require any shareowner making a director nomination to provide certain important information about its nominees with its advance notice. Only shareowners who comply with the requirements of our by-laws will be permitted to nominate directors to the Board unless the “advance notice” requirements of our by-laws are waived by the Board in its sole discretion.
Shareowners wishing to submit a director nomination should write to our Secretary and include the following:
•	the name, age, business address and residential address of the nominee;
•	the principal occupation or employment of the nominee;
•
the class or series and number of shares of Primo Water that are controlled or that are owned beneficially or of record by the nominee as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•
any relationships, agreements or arrangements, including financial, compensation and indemnity related relationships, agreements or arrangements, between the nominee or any of its affiliates and the nominating shareowner, any person acting jointly or in concert with the nominating shareowner or any of their respective affiliates;

•
a completed director questionnaire in the same form that nominees of Primo Water are required to complete and that requests only information required by applicable law to be disclosed to shareowners; and

•
any other information relating to the nominee that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act (Ontario) (the “Act”) and applicable securities laws.

Such nominating shareowner giving the notice must also include the following:
•	the name and record address of the nominating shareowner;
•
the class or series and number of shares of Primo Water that are controlled or that are owned beneficially or of record by the nominating shareowner as of the record date for the meeting of shareowners (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•	any derivatives or other economic or voting interests in Primo Water and any hedges implemented with respect to the nominating shareowners’ interests in Primo Water;
•	any proxy, contract, arrangement, understanding or relationship pursuant to which the nominating shareowner has a right to vote any shares of Primo Water;
•	whether the nominating shareowner intends to deliver a proxy statement and form of proxy to any shareowners of Primo Water in connection with the election of directors;
•
a representation that such nominating shareowner who intends to solicit proxies in support of a nominee will: (A) solicit proxies from shareowners of Primo Water representing at least 67% of the voting power of the shares of Primo Water entitled to vote on the election of directors in compliance with SEC Regulation 14A; (B) include a statement to that effect in its dissident proxy circular and/or form of proxy; (C) otherwise comply with SEC Regulation 14A; (D) no later than five days before the meeting of shareowners (or any adjournment, postponement or rescheduling thereof), provide Primo Water with reasonable documentary evidence (as determined by Primo Water in good faith) that such nominating shareowner has complied with such representations; and

•
any other information relating to the nominating shareowner that would be required to be made in a dissident’s proxy statement in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

You are advised to review the Second Amended and Restated By-Laws, which contain additional requirements about advance notice of director nominations, including additional timing and procedural requirements in respect of the solicitation of proxies in compliance with SEC Regulation 14A.
Management, working with the ESG and Nominating Committee, provides orientations and education programs for new directors to familiarize them with Primo Water and its business. They also meet with Primo Water representatives to review the mandates and roles of the Board and its committees, as well as applicable corporate policies. Directors regularly meet with management to discuss corporate developments and participate in plant tours from time to time. In addition, directors are provided with materials concerning matters to be discussed at an upcoming meeting prior to the meeting.
The ESG and Nominating Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the Board.
The ESG and Nominating Committee met four times in 2023.
Audit Committee
Current members: Susan E. Cates (Chair), Britta Bomhard, Eric J. Foss
The Audit Committee reports directly to the Board. Each member has been determined by the Board to be independent within the meaning of the rules of the NYSE, NI 52-110 and Rule 10A-3 of the Exchange Act.
The Audit Committee, on behalf of the Board, oversees the integrity of our annual and interim consolidated financial statements, compliance with applicable legal and regulatory requirements, significant financial reporting issues, the internal audit function, the annual independent audit of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal auditors and independent auditor and is responsible for satisfying itself that we have implemented appropriate systems of internal controls. The Audit Committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See “Independent Registered Certified Public Accounting Firm—Audit Committee Report” on page 76 of this proxy statement.
The Audit Committee is also tasked with fulfilling the Board’s oversight role with respect to enterprise risk management.
The Audit Committee operates pursuant to a written charter that was most recently updated in February 2023, the text of which is set out in Appendix F. Each member of the Audit Committee is financially literate. Additionally, the Board has determined that Ms. Cates qualifies as an “audit committee financial expert” as such term is defined in the rules of the SEC. The Audit Committee met five times in 2023.
Human Resources and Compensation Committee
Current members: Archana Singh (Chair), Lori T. Marcus, Steven P. Stanbrook
The Board has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NYSE and NI 58-101. See “Certain Relationships and Related Transactions” on page 27 of this proxy statement. The responsibilities of the Compensation Committee pursuant to the Compensation Committee’s charter include:
•
reviewing and discussing with management Primo Water’s key people management strategies and programs, including culture, diversity, and equity and inclusion initiatives, in furtherance of Primo Water’s environmental, social and governance related strategies;

•
recommending to the independent members of the Board the annual compensation of the Chief Executive Officer, including base salary, incentive bonus structure, targets, pay-out levels, long-term incentive awards and perquisites;

•	establishing the annual compensation of Primo Water’s other executive officers;
•
periodically reviewing with the Board and approving incentive compensation programs and equity-based plans subject to Board approval, including general plan administration such as determining eligibility, and setting targets;

•	reviewing and recommending to the Board the remuneration to be paid to non-employee members of the Board;
•	reviewing annual executive compensation disclosure before such information is publicly disclosed by Primo Water; and
•	evaluating whether and to what extent Primo Water’s compensation policies or practices create incentives that affect risk taking.
The Compensation Committee also is responsible for reviewing and reporting periodically to the Board on our organizational structure and ensuring that an appropriate succession plan for the Chief Executive Officer and our executive officers has been developed. On at least an annual basis, the Chief Executive Officer and the Chief Human Resources Officer present to the Compensation Committee on Chief Executive Officer and executive officer succession candidates, “next-generation” leadership development and external hiring initiatives for senior positions.
The annual reviews of the succession planning process include a review of specific individuals identified as active succession candidates, and each of those individuals is reviewed with respect to progress in current job position and progress toward meeting defined development goals in strategy, leadership and execution. The Compensation Committee then reports on succession planning to the full Board, and the Board discusses such matters in executive session. The Board and individual Board members seek to become familiar with Chief Executive Officer and other senior and “next generation” candidates in Primo Water. Directors are expected to become sufficiently familiar with Primo Water’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential Chief Executive Officer candidates. Board meetings are planned to specifically include presentations and attendance by active succession candidates and other senior leaders in Primo Water.
The Compensation Committee met six times in 2023.
In determining the amount of compensation for directors, the Compensation Committee reviews industry publications and trends provided by FW Cook to determine the appropriate level of compensation. The Compensation Committee then reports its findings and makes recommendations to the Board for approval.
In 2023, the Compensation Committee continued to retain FW Cook as its sole independent compensation consultant. FW Cook only performs work for and reports directly to the Compensation Committee and attends Compensation Committee meetings as requested. FW Cook provided recommendations to the Compensation Committee on the competitiveness and appropriateness of all elements of executive compensation, including the Chief Executive Officer’s compensation. FW Cook did not provide any additional services to the Board or management in 2023.
The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NYSE and TSX listing standards. In connection with this process, the Compensation Committee has reviewed, among other items, a report from FW Cook addressing the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to Primo Water by FW Cook; (ii) fees paid by Primo Water as a percentage of FW Cook’s total revenue; (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Compensation Committee; (v) any Primo Water stock owned by the senior advisor or any immediate family member; and (vi) any business or personal relationships between our executive officers and the senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
For more information regarding the function of the Compensation Committee, see “Compensation Discussion and Analysis” beginning on page 28 of this proxy statement.
Board Evaluation
Our Board and our Board’s Audit Committee, Compensation Committee, and ESG and Nominating Committee thoroughly evaluate their own effectiveness throughout the year. The evaluation is a multi-faceted process that includes individual director input on Board and committee meeting topical agenda subjects, executive sessions without management present, periodic input to our CEO and senior management on topical agendas and enhancements to Board and committee effectiveness, and an annual formal self-evaluation. In 2023, our Board again engaged a third-party evaluation firm to conduct an annual written evaluation process, which included an evaluation of the Board and each committee, along with an individual director peer feedback component.
The process for the formal self-evaluation is as follows:
Determine Format. The formal self-evaluation is in the form of written questionnaires assessing the Board and each of its committees. Each year, our ESG and Nominating Committee discusses and considers the appropriate approach and approves the form of the evaluation.
Conduct Evaluation. Members of our Board and each of its committees participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board, committee and individual director effectiveness.
Review Feedback. Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management. The Chairman provides feedback to each director from the individual director peer review (and the Lead Independent Director provides such feedback to the Chairman).
Respond to Director Input. In response to feedback from the multi-faceted evaluation process, our Board and committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.
Formal Self-Evaluation
For the 2023 formal self-evaluation, the Board formal self-evaluation covered:
•	the basic ingredients and qualities of effective boards;
•	the Board’s role in developing strategy;
•	risk management; and
•	Board dynamics and adequacy of information given to the Board.
The committee formal self-evaluations covered:
•	whether the committee is meeting its mandates; and
•	the functioning of the committee.
The individual director peer feedback component covered the qualities of an effective Board member.
Actions Taken in Response to Formal Self-Evaluations
The following actions were taken in response to the evaluation process:
•	continually revise and revisit the presentation of information and materials regularly provided to directors to alleviate “information overload” and to enable directors to focus on the key data;
•	format of Board meetings has been altered to enable more time for director discussion of the material agenda items;
•	director education and “deep dive” presentations on emerging risk areas, cyber-security, artificial intelligence, C-suite succession, e-commerce, technology, consumer expectations and competitors;
•	board meetings in locations with Company site visits; and
•	members of management with varying degrees of seniority present to the Board and its committees.

Overboarding Policy
In 2020, the Board adopted a policy requiring directors to advise the Chair of the ESG and Nominating Committee prior to accepting an invitation to serve on the board of directors of another publicly traded company. The ESG and Nominating Committee, with input from the Chairman, Chief Executive Officer and Chief Legal Officer, will review the following factors in determining whether to approve the suitability of the proposed directorship prior to acceptance of the position:
•	the time requirement and workload of the proposed directorship, including the precise role and any associated committee or other associated obligations;
•	any existing or potential conflicts of interest;
•	any legal or regulatory considerations associated with the proposed directorship;
•
if the director in question intends to resign from any other public company board, and if so, the timing of such resignation and whether this will be publicly disclosed at the time of taking up the proposed directorship;

•	the limit on the number of directorships discussed below; and
•	any other factors that may compromise the director’s ability to fully perform his or her duties to Primo Water.
The policy states that no director may serve on the board of directors of more than five publicly traded companies, or, in the case of a director who serves as non-interim CEO or Executive Chair of a publicly traded operating company, two publicly traded companies, in each case, inclusive of the Board of Primo Water.
Environmental, Social and Governance
In 2023, we made significant progress toward our ESG platform’s cornerstone initiatives, water stewardship and carbon neutrality, continuing to build on our track record of sustainable practices:
•
We maintained our global Carbon Neutral certification for our global operations. As a result of reduction initiatives, we reduced our balance for offsetting by nearly 40%, to less than 190,000 metric tons of CO2e, globally.

•	We completed our third independent global greenhouse gas emission assessment in the second half of 2023, confirming a 25% reduction from our 2020 baseline.
•
We completed our third independent global water risk assessment in the second half of 2023, which confirmed a year-over-year 13% reduction in our global water withdrawals driven by improved efficiencies, including the impact of installing new bottling lines.

•
We initiated the transition from source-level Water Stewardship certification by the Alliance for Water Stewardship to The Water Council enterprise-level WAVE - Water Stewardship verification, which verification is expected by 2025.

•	We continue to optimize Automated Route Optimization, reducing over 2.4 million miles from our routes since its implementation, avoiding nearly 5,000 mt of CO2 emissions.
•	We continue to replace our diesel vehicles with propane powered vehicles but at a slower rate due to supply constraints. To date, we have over 350 propane vehicles in our fleet.
•	We embedded DEI principles into executive leadership and continue to advance DEI trainings across our enterprise while advancing diversity in our talent ecosystem.
•	We provided disaster relief support, NGO engagement, and other giving in excess of $1,000,000.
For more information about these and other ESG initiatives, please visit www.primowatercorp.com/sustainability/.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during 2023 were Ms. Singh (Chair), Ms. Marcus, Mr. Stanbrook and Mr. Halperin, who retired and did not stand for re-election in 2023. No member of the Compensation Committee is or was during 2023 an employee, or is or ever has been an officer, of Primo Water or its subsidiaries. No executive officer of Primo Water served as a director or a member of the Compensation Committee of another company, one of whose executive officers served as a member of Primo Water’s Board or Compensation Committee.

PROPOSAL 2 - INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
Approval of Appointment of Independent Registered Certified Public Accounting Firm
At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the 2024 fiscal year. A majority of the votes cast must be in favor of this resolution in order for it to be approved. The appointment of PricewaterhouseCoopers LLP will be approved if a majority of the votes cast by those of you who are present at the online meeting or represented by proxy at the meeting are in favor of this action.
We recommend that you vote FOR the approval of the appointment of PricewaterhouseCoopers LLP.
IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED PROXY CARD, YOUR SHARES WILL BE VOTED FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE PROXY CARD.
Principal Accounting Fees
The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for us for 2023 and 2022 were as follows:
	Fees ($)
	2023	2022
Audit Fees (including out-of-pocket expenses)	4,213,700	3,331,500
Audit-Related Fees	—	—
Tax Fees	2,431,300	347,600
All Other Fees	7,900	7,900
Total	6,652,900	3,687,000
Audit Fees
Audit fees are those for services related to the audit of our annual financial statements for inclusion in our Annual Report on Form 10-K for the 2023 and 2022 fiscal years, including the integrated audit of internal controls over financial reporting, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for those years. In addition, services rendered in 2023 and 2022 included services related to the audit of statutory filings and various SEC filings.
Audit-Related Fees
There were no audit-related fees for the 2023 or 2022 fiscal years.
Tax Fees
Tax fees in 2023 and 2022 consisted of tax compliance services and advice.
All Other Fees
All Other Fees for 2023 and 2022 consisted of fees for services not included in the Audit, Audit Related, and Tax categories, including access to accounting research and disclosure review software resources.

Pre-Approval Policies and Procedures
In engaging Primo Water’s independent registered certified public accounting firm, the Audit Committee considers the following guidelines:
•
For audit services, the independent auditor is to provide the Audit Committee with an engagement letter for each fiscal year outlining the scope of the audit services proposed to be performed. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee. The independent auditor is to submit an audit services fee proposal for approval by the Audit Committee.

•
For non-audit services, management and the independent auditor will periodically submit to the Audit Committee for approval in advance a description of particular non-audit services. Management and the independent auditor will each confirm to the Audit Committee that each proposed non-audit service is permissible under applicable legal requirements. The Audit Committee must approve permissible non-audit services in order for Primo Water to engage the independent auditor for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

•
If management proposes that the Audit Committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the Audit Committee pursuant to the process outlined above, management will submit the request to the Audit Committee. Management and the independent auditor will each confirm to the Audit Committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide an estimate of the cost of such non-audit service. The Audit Committee must approve the engagement for the non-audit service and the fees for such service prior to our engagement of the independent auditor for the purposes of providing such non-audit service.

Any amendment or modification to an approved permissible non-audit service must be approved by the Audit Committee or the chair of the Audit Committee prior to the engagement of the auditor to perform the service.
Our audit-related fees, tax fees and all other fees in 2023 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.
The Audit Committee has selected PricewaterhouseCoopers LLP as Primo Water’s independent registered certified public accounting firm for the 2024 fiscal year, subject to shareowner approval at the meeting. One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

Audit Committee Report
The Audit Committee reviewed and discussed with management Primo Water’s audited financial statements for the year ended December 30, 2023. The Audit Committee reviewed with the independent auditor its judgment as to the quality, not just the acceptability, of Primo Water’s accounting principles and such other matters as the Audit Committee and the auditor are required to discuss under generally accepted auditing standards, in particular those matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also reviewed with management and the independent auditor the critical accounting policies underlying Primo Water’s financial statements and how these policies were applied to the financial statements for the year ended December 30, 2023.
The Audit Committee received the written disclosures and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence from Primo Water and management. Additionally, the Audit Committee has considered the compatibility of non-audit services with the auditor’s independence.
The Audit Committee also discussed with the independent auditor the overall scope and plans for the audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Primo Water’s internal controls and the overall quality of Primo Water’s financial reporting.
In performing all of these functions, the Audit Committee acts in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Primo Water’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent auditor, who is engaged to audit and report on Primo Water’s consolidated financial statements and the effectiveness of Primo Water’s internal control over financial reporting.
Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023 for filing with the SEC and the Canadian securities regulators.
SUSAN E. CATES, CHAIR
BRITTA BOMHARD
ERIC FOSS
February 20, 2024

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our shareowners with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Consistent with our shareowners’ preference expressed in voting at the 2023 annual and special meeting of shareowners, the Board determined that an advisory vote on the compensation of our named executive officers will be conducted every year. As described in detail under the heading “Compensation Discussion and Analysis,” beginning on page 28 of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our shareowners. Our compensation programs are designed to reward executives based on the achievement of performance targets, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In considering our executive compensation program for 2023, we believe our shareowners will find important the information under the heading “Compensation Discussion and Analysis-Executive Summary” beginning on page 28 of this proxy statement.
For these reasons, the Board is asking shareowners to vote to support our pay practices.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Although the vote we are asking you to cast is advisory and non-binding, our Board and the Compensation Committee value the views of our shareowners and will consider the outcome of the vote when making future compensation decisions for our named executive officers. We believe that Primo Water benefits from constructive dialogue with our shareowners, and while we will continue to reach out to our shareowners on these and other important issues, we also encourage our shareowners to contact us. Shareowners who wish to communicate with our Board should refer to “Shareowner Communications” on page 64 in this proxy statement for additional information on how to do so.
The text of the resolution is as follows:
“Be it resolved as a resolution of the shareowners that Primo Water’s shareowners hereby approve, on an advisory basis, the compensation paid to Primo Water Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.”
The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement. Because the vote on executive compensation is advisory, there is technically no minimum vote requirement for this proposal. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Shareowners may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory approval of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect and will not be counted as votes cast on Proposal 3. If a proxy card is returned and does not specify how the shares should be voted, the persons named in the enclosed proxy intend to vote in favor of the resolution.

PROPOSAL 4 – APPROVAL OF 2024 RIGHTS PLAN
Introduction
A rights plan is a common mechanism used by public companies to encourage the fair and equal treatment of all shareowners in the face of a take-over initiative, and to give the Board more time to identify, develop and negotiate value-enhancing alternatives, if considered appropriate by the Board in the circumstances.
Under a rights plan, rights to purchase common shares are issued to all shareowners. At first, the rights are not exercisable. However, if a person or group proceeds with a take-over bid for 20% or more of the target company’s shares that does not meet the “permitted bid” criteria set forth in the plan and the rights plan is triggered, the rights (other than those owned by the acquiring person and its joint actors) become exercisable for shares at half the market price at the time of exercise, causing substantial dilution and making the take-over bid uneconomical.
Primo Water’s Shareholder Rights Plan
Primo Water first implemented a shareholder rights plan with shareowner approval in 2018 (the “2018 Rights Plan”). The Board amended and restated the rights plan for another three-year term with shareowner approval in 2021 (the “2021 Rights Plan”). The Board has determined that it is in the best interests of Primo Water to continue the rights plan for another three-year term, and has approved a second amended and restated shareholder rights plan (the “2024 Rights Plan”) to be presented to shareowners for reconfirmation at the meeting. A summary of the terms and conditions of the 2024 Rights Plan is set out in Appendix A to this proxy statement and the text of the shareowners’ resolution to confirm, ratify and approve the 2024 Rights Plan (the “Rights Plan Resolution”) is set out on Appendix B.
Primo Water has reviewed the 2024 Rights Plan for conformity with current practices of Canadian and U.S. companies with respect to shareholder rights plans. Primo Water believes that the 2024 Rights Plan preserves the fair treatment of shareowners, is consistent with current best Canadian and United States corporate governance practices and addresses institutional investor guidelines. The 2024 Rights Plan contains substantially the same terms and conditions as the 2018 Rights Plan and 2021 Rights Plan.
The 2024 Rights Plan was not adopted in response to or in anticipation of any pending or threatened take-over bid.
The 2024 Rights Plan does not reduce the duty of the Board to act honestly, in good faith and in the best interests of Primo Water, and to act on that basis if any offer is made.
The 2024 Rights Plan is not intended to and will not entrench the Board. The 2024 Rights Plan does not interfere with the legal rights of shareowners to change the Board through proxy voting mechanisms, does not create dilution unless the 2024 Rights Plan is triggered and does not change the way in which common shares trade.
Purpose of the 2024 Rights Plan
The objectives of the 2024 Rights Plan are to encourage the fair treatment of all shareowners in connection with any initiative to acquire control of Primo Water and to ensure, to the extent possible, that the shareowners and the Board have adequate time to consider and evaluate any unsolicited take-over bid made for all or a portion of the outstanding shares of Primo Water and that the Board has adequate time to identify, develop and negotiate value-enhancing alternatives, as appropriate, to any unsolicited take-over bid made for all or a portion of the outstanding shares of Primo Water.
The 2016 amendments to the take-over bid rules as set out in National Instrument 62-104 – Take-Over Bids and Issuer Bids address some of the concerns relating to unsolicited formal (non-exempt) take-over bids that rights plans address, namely, by lengthening the minimum bid period, adding a minimum tender condition and adding a minimum extension period. However, these new rules do not address concerns relating to “creeping” (exempt) take-over bids, such as where a bidder gains control or effective control of a target by (i) acquiring blocks of shares by private agreement from one or a small group of shareowners at a premium to market price which is not shared with the other shareowners, or (ii) slowly accumulating shares through stock exchange acquisitions which may result, over time, in an acquisition of control or effective control without paying a control premium or without sharing of any control premium among all shareowners fairly. The 2024 Rights Plan is designed to protect a target company from creeping take-over bids.

The 2024 Rights Plan is not intended to and will not prevent take-over bids that are equal or fair to shareowners.
For example, shareowners may tender to a bid that meets the “permitted bid” criteria set out in the 2024 Rights Plan without triggering the 2024 Rights Plan, even if the Board does not feel the bid is acceptable. Even in the context of a bid that does not meet the “permitted bid” criteria, the Board must consider every bid made, and must act in all circumstances honestly and in good faith with a view to the best interests of Primo Water.
Furthermore, any person or group that wishes to make a take-over bid for Primo Water may negotiate with the Board to have the 2024 Rights Plan waived or terminated, subject in both cases to the terms of the 2024 Rights Plan, or may apply to a securities commission or court to have the 2024 Rights Plan terminated. Both of these approaches provide the Board with more time and control over the process to enhance shareowner value, lessen the pressure upon shareowners to tender to a bid and encourage the fair and equal treatment of all independent shareholders in the context of an acquisition of control.
The Board and management recommend that you vote FOR the resolution approving the 2024 Rights Plan. A majority of the votes cast must be in favor of the resolution approving the 2024 Rights Plan, which is set out at Appendix B on page B-1, in order for it to be approved. If a proxy card is returned and does not specify how the shares should be voted on the resolution set out in Appendix B, the persons named in the enclosed proxy intend to vote in favor of the resolution. If approved, the Shareholder Rights Plan Agreement between Primo Water and Computershare Investor Services Inc., as rights agent, will take effect for another three-year term. If the Rights Plan Resolution is not approved at the meeting, the 2018 Rights Plan, the 2021 Rights Plan and the outstanding rights will terminate as of the date of the meeting, and the 2024 Rights Plan will not take effect. The Board reserves the right to alter any terms of or not to proceed with the 2024 Rights Plan at any time prior to the meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of Primo Water and its shareowners. A summary of the 2024 Rights Plan is attached at Appendix A at page A-1 of this proxy statement. The foregoing discussion of the 2024 Rights Plan is qualified in its entirety by reference to the summary at Appendix A.

PROPOSAL 5 - APPROVAL OF AMENDMENT NO. 4 TO 2018 EQUITY PLAN
Primo Water established the Primo Water Corporation 2018 Equity Incentive Plan on February 28, 2018, obtained shareowner approval on May 1, 2018, and amended it by Amendment No. 1, dated March 13, 2020, Amendment No. 2, dated August 4, 2020, and Amendment No. 3, dated October 31, 2023 (as amended, the “2018 Equity Plan”). On February 21, 2024, the Board approved, subject to TSX and shareowner approval, Amendment No. 4 to the 2018 Equity Plan (the “Plan Amendment”), which is attached as Appendix C to this proxy statement.
The 2018 Equity Plan is Primo Water’s primary plan for providing equity incentive compensation to eligible employees and non-employee directors. The Board believes that the 2018 Equity Plan, as amended by the Plan Amendment, will continue to advance and promote Primo Water’s long-term success by (i) encouraging the long-term commitment of key employees and non-employee directors, (ii) motivating the performance of key employees and non-employee directors by means of annual and long-term performance-related incentives, (iii) attracting and retaining outstanding key employees and non-employee directors by providing incentive compensation opportunities, and (iv) enabling participation by key employees and non-employee directors in the long-term growth and financial success of Primo Water.
Summary of the Plan Amendment
The principal amendments to the 2018 Equity Plan approved by the Board in February 2024, subject to shareowner approval, are the following:
•
Shares Available for Issuance. The 2018 Equity Plan currently provides that up to 8,000,000 common shares may be issued under such plan, of which approximately 1,406,052 shares remained available for issuance as of December 30, 2023 (not included are approximately 818,660 shares remaining available for issuance under the Amended and Restated Equity Plan, which plan expired as of February 14, 2023). Under the Plan Amendment, 14,804,000 common shares may be issued, which amount is inclusive of the amount previously available for issuance under the 2018 Equity Plan, so the net increase in the number of shares available for issuance by virtue of the Plan Amendment is 6,804,000 shares:

Common Stock
Proposed new maximum	14,804,000
Shares currently authorized	8,000,000
Net increase in maximum	6,804,000
The limit of 14,804,000 shares is subject to adjustments by the Compensation Committee as provided in the 2018 Equity Plan for share splits, share dividends, recapitalizations and other similar transactions or events. This net increase in shares represents 4.3% of Primo Water’s outstanding common shares on December 30, 2023.
•
Share Counting. The Plan Amendment eliminates the fungible share counting provision for new awards, so that each share underlying awards granted on or after January 1, 2024, regardless of type, will reduce the available number of shares under the 2018 Equity Plan by one share and all shares underlying forfeited, expired or terminated awards granted on or after January 1, 2024 will be returned to the share reserve in the same manner.

•	Incentive Stock Option Limitations. The Plan Amendment revises the limitations on Incentive Stock Options to align with existing tax rules.
The Plan Amendment contains certain other changes to the 2018 Equity Plan, as more particularly set forth in the Plan Amendment, a copy of which is attached as Appendix C to this proxy statement.
Determination of Maximum Aggregate Authorized Shares
In determining the amount of the increase in the 2018 Equity Plan share reserve for which shareowner approval is being sought as part of the Plan Amendment, a number of factors were considered, including:
•
Historical Amounts of Equity Awards. We issued approximately 2.5 million shares in 2021, and 2.0 million shares in 2022 and 1.5 million shares in 2023 (these amounts are not necessarily indicative of the shares that might be awarded in future years under the 2018 Equity Plan).

•
Historical Equity Award Burn Rate. Calculated in accordance with ISS methodologies, our three-year average annual equity grant rate, or “burn rate,” for the 2021-2023 period was 1.2%, which was lower than ISS’s burn rate benchmark of 1.89% for our industry classification.

•
Current and Projected Overhang Percentage. As of December 30, 2023, we had approximately 5.7 million shares of common shares subject to outstanding equity awards, which represented approximately 3.30% of fully diluted common shares outstanding, calculated on our understanding of the methodology utilized by ISS. The 6,804,000 new shares proposed to be included in the 2018 Equity Plan share reserve, along with the remaining 1,406,052 currently available shares in the 2018 Equity Plan would increase the overhang percentage by an additional 4.72% to approximately 8.03%.

•
Anticipated Duration. If we continue making equity awards consistent with our practices over the past three years as set forth above, we estimate that the shares available for future awards, including the 6,804,000 additional shares if the Plan Amendment is approved, should be sufficient for 2018 Equity Plan awards for at least 8.1 years.

Summary of the 2018 Equity Plan
Administration of the 2018 Equity Plan
The 2018 Equity Plan is administered by the Compensation Committee or any other Board committee as may be designated by the Board from time to time. The 2018 Equity Plan provides the Compensation Committee flexibility to design compensatory awards that are responsive to Primo Water’s needs. Subject to the terms of the 2018 Equity Plan and applicable statutory and regulatory requirements, the Compensation Committee has the discretion to determine the persons to whom awards will be granted under the plan, the nature and extent of such awards, the times when awards will be granted, the duration of each award, and the restrictions and other conditions to which payment or vesting of awards may be subject. The Compensation Committee also may establish, amend and rescind rules and regulations relating to the plan, interpret the plan and any award or related agreement made under the plan, and otherwise make all other determinations it deems necessary for administering the plan.
The Compensation Committee also may amend the terms of outstanding awards, subject to certain conditions set forth in the plan. In the event of the occurrence of certain specified events, the Compensation Committee may amend or modify the vesting criteria (including performance objectives and related performance goals) of any outstanding award that is based in whole or in part on the financial performance of Primo Water (or any subsidiary or division or other subunit thereof) so as equitably to reflect such event.
The Compensation Committee may delegate to specified senior officers of the Company the authority to approve awards to certain non-executive employees of the Company, subject to prescribed limits.
Types of Awards Granted under the 2018 Equity Plan
Awards under the 2018 Equity Plan may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units or stock payments.
Persons Eligible to Receive Awards
Full-time, part-time or contract employees of Primo Water and its subsidiaries and non-employee directors of Primo Water may be selected by the Compensation Committee to receive awards under the 2018 Equity Plan. The benefits or amounts that may be received by or allocated to participants under the 2018 Equity Plan will be determined at the discretion of the Compensation Committee and are not presently determinable.
Classes of Eligible Persons
Approximately 6,400 employees and 9 non-employee directors are eligible to participate in the 2018 Equity Plan.
Definition of Fair Market Value
Fair market value means, with respect to a share on any determination date, the closing price of the shares on the NYSE on the last trading day on which Primo Water’s common shares traded prior to such date; provided that if no shares traded in the five trading days prior to the determination date, the Compensation Committee shall determine the fair market value on a reasonable basis using a method that complies with Code Section 409A and guidance issued thereunder.

The fair market value of one common share on the NYSE on March 21, 2024 was $18.20.
Share Counting Rules
As of December 30, 2023, approximately 6,593,948 shares have been issued or are subject to outstanding awards made pursuant to the 2018 Equity Plan, and those shares would be counted against the maximum number of shares available for issuance under the 2018 Equity Plan. The Plan Amendment will increase that maximum number by 6,804,000 shares, from 8,000,000 to 14,804,000.
Currently, the 2018 Equity Plan includes a share counting provision under which the number of shares available for issuance under the 2018 Equity Plan is reduced by one share for each share subject to an option or stock appreciation right, and by two shares for each share subject to a “full-value” award (i.e., an award other than an option or stock appreciation right). The Plan Amendment will remove the fungible share counting provision so that shares issued under the 2018 Equity Plan on or after January 1, 2024 will reduce the shares available under the 2018 Equity Plan by one share for each share subject to a stock award, regardless of the type of award.
After giving effect to the Plan Amendment, any shares subject to an award granted on or after January 1, 2024 that, at any time, lapses, is forfeited or cancelled, expires or for any reason is terminated unexercised or unvested, or is settled or paid in cash or any form other than shares, will not count towards the maximum number of shares that may be issued under the 2018 Equity Plan and will increase the number of shares available for reissuance under the 2018 Equity Plan on a one-to-one basis. The lapse, forfeiture, cancellation, termination or cash settlement of full-value awards that were granted under the 2018 Equity Plan prior to January 1, 2024 will increase the number of shares available for reissuance on a two-to-one basis. Any shares that are withheld by Primo Water, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy tax withholding obligations with respect to a full-value award granted on or after January 1, 2024 will not count towards the maximum number of shares that may be issued under the 2018 Equity Plan and will be available for future awards under the 2018 Equity Plan on a one-to-one basis. Any shares that are withheld by Primo Water, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy tax withholding obligations with respect to a full-value award granted prior to January 1, 2024 will increase the number of shares available for reissuance under the 2018 Equity Plan on a two-to-one basis. The following shares will not again become available for issuance under the 2018 Equity Plan: (i) any and all shares awarded as part of an option or stock appreciation right that are withheld by Primo Water to satisfy any tax withholding obligation, and any previously-acquired shares tendered (actually or by attestation) in payment of any taxes relating to an option or stock appreciation right; (ii) shares that would have been issued upon exercise of an option but for the fact that the exercise was pursuant to a “net exercise” arrangement or by any previously-acquired shares tendered in payment of such exercise price; (iii) shares covered by a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon its exercise; and (iv) shares that are repurchased by Primo Water using option exercise proceeds or otherwise.
Certain Limitations on Awards
After giving effect to the Plan Amendment, in no event will the number of common shares issued under the 2018 Equity Plan upon the exercise of incentive stock options exceed 14,804,000 shares. These limits are subject to adjustments by the Compensation Committee as provided in the 2018 Equity Plan for share splits, share dividends, recapitalizations and other similar transactions or events.
The number of common shares issuable to insiders of Primo Water (as defined in Part I of the Toronto Stock Exchange Company Manual) at any time, and the number of shares issued to insiders of Primo Water within any one year period, under the 2018 Equity Plan or when combined with all of Primo Water’s other security based compensation arrangements (as described in the Toronto Stock Exchange Company Manual), may not exceed 10% of Primo Water’s issued and outstanding common shares, respectively. In addition, neither the Board nor the Compensation Committee may, without further shareowner approval, grant to non-employee directors an amount equal to the lesser of (i) 3% of Primo Water’s issued and outstanding shares; and (ii) an annual equity award of $500,000 per such director.
Terms Upon Which Options May Be Awarded
Stock options entitle the optionee to purchase common shares at a price equal to or greater than the fair market value on the date of grant. Options may be either incentive stock options (subject to the applicable requirements of the Internal Revenue Code) or nonqualified stock options; provided that only nonqualified stock options may be granted to non-employee directors. The option may specify that the exercise price is payable (i) in cash, (ii) by the transfer to Primo Water of unrestricted shares that have an aggregate value at the time of exercise that is equal to the exercise price (including through a net exercise), (iii) with any other legal consideration the Compensation Committee may deem appropriate or (iv) any combination of the foregoing. In addition, the option may specify that the exercise price is payable by cashless exercise. No stock option may be exercised more than 10 years from the date of grant. Each grant may provide a period of continuous employment that is necessary before the options become vested, or may specify performance objectives of Primo Water or its subsidiaries that must be met before the stock option becomes vested. Options will be subject to a vesting period of not less than one year from the date of grant of the applicable award, subject to certain exceptions as provided in the plan.
Terms Upon Which Stock Appreciation Rights May Be Awarded
Stock appreciation rights represent the right to receive an amount equal to the difference between the “base price” established for such rights and the fair market value of Primo Water’s common shares on the date the rights are exercised. The base price must not be less than the fair market value of the common shares on the date the right is granted. The grant may specify that the amount payable upon exercise of the stock appreciation right may be paid by Primo Water (i) in cash, (ii) in common shares of Primo Water valued at the fair market value of Primo Water’s common shares on the date of exercise or (iii) any combination of the foregoing. Any grant may specify a waiting period or periods before the stock appreciation rights may become exercisable and permissible dates or periods on or during which the stock appreciation rights shall be exercisable, and stock appreciation rights will have a minimum vesting period of one year, subject to certain exceptions as provided in the plan. No stock appreciation right may be exercised more than 10 years from the grant date.
Terms Upon which Restricted Shares and Restricted Share Units May Be Awarded
An award of restricted stock involves the immediate transfer by Primo Water to a participant of ownership of a specific number of common shares in return for the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares, subject to the discretion of the Compensation Committee; provided, however, that if the award of restricted shares is conditioned upon the attainment of certain performance objectives, the participant is not entitled to receive dividends until the restricted shares become vested unless otherwise determined by the Compensation Committee. Each grant may be made without a requirement for additional payment by the participant. Any grant or vesting of restricted shares may be further conditioned upon the attainment of one or more performance objectives. Upon expiration of the restriction period referred to below and satisfaction of any other terms or conditions (including performance objectives) set forth in an award agreement, the restricted shares become immediately non-forfeitable and are released by Primo Water to the participant without transferability restrictions.
A restricted share unit is denominated in units and represents the right to receive common shares of Primo Water. An award of restricted share units is payable to the participant in common shares of Primo Water as determined by the Compensation Committee. Participants may defer settlement under the award agreements but are otherwise not entitled to any rights as a shareowner with respect to shares underlying such award until the underlying shares are issued to the participant, unless otherwise determined by the Compensation Committee. Each grant may be made without a requirement for additional payment by the participant. Any grant or the vesting of restricted share units may be conditioned upon the attainment of performance objectives established by the Compensation Committee.
Restricted shares and restricted share units must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of Primo Water or other similar transaction or event. If a participant ceases to be an employee or a non-employee director, the number of shares subject to the award, if any, to which the participant is entitled is determined in accordance with the plan and the applicable award agreement. All remaining shares underlying restricted shares or restricted share units as to which restrictions apply at the date of termination will be forfeited subject to such exceptions, if any, authorized by the Compensation Committee. Restricted shares and restricted share units that vest solely as a result of the passage of time and continued service by the participant will be subject to a vesting period of not less than one year from the date of grant of the applicable award, subject to certain exceptions as provided in the plan. Additionally, restricted shares and restricted share units whose vesting is subject to the achievement of specified performance objectives over a performance period will be subject to a performance period of not less than one year from the date of grant of the applicable award, subject to certain exceptions as provided in the plan.

Terms Upon Which Performance Shares and Units May Be Granted
A performance share is the equivalent of one common share, and a performance unit is the equivalent of $1.00. Each grant will specify one or more performance objectives to be met during a specified performance period. A grant of performance shares or units may specify a threshold performance objective, below which no payment will be made, and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum level. A grant of performance shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Compensation Committee on the grant date. A grant of performance units may specify that the amount payable, or the number of shares issued, with respect thereto may not exceed maximums specified by the Compensation Committee on the grant date. Performance shares or units must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change of control of Primo Water or similar event. The Compensation Committee may adjust the performance objectives and the related minimum acceptable level of achievement if it determines that events or transactions have occurred after the grant date that are unrelated to the performance of the participant and result in distortion of the performance objectives or the related minimum acceptable level of achievement. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, common shares of Primo Water or any combination thereof though participants may elect to defer settlement under the award agreements.
Terms Upon Which Stock Payments May Be Awarded
The Compensation Committee may issue unrestricted shares to participants, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. A stock payment may be granted as, or in payment of, non-employee director fees, bonuses, or to provide incentives or recognize special achievements or contributions.
Consequences of Termination
Stock Options and Stock Appreciation Rights
Unless otherwise determined by the Compensation Committee, in the case of a participant’s termination due to death, resignation with Good Reason, or termination without Cause, the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the participant’s outstanding options and/or stock appreciation rights that have not vested prior to the date of termination will vest and become exercisable as of the later of the date of termination and the one year anniversary of the effective date of the award and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination. For stock options and stock appreciation rights that are subject to performance-based vesting, a participant’s outstanding options and/or stock appreciation rights that have vested prior to the date of termination will continue to be exercisable during the period ending on the three year anniversary of the date of termination. In addition, the number of options and/or stock appreciation rights that vest on each subsequent applicable vesting date shall equal the pro rata number of options and/or stock appreciation rights that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable performance period during which the participant was actually employed and thereafter will continue to be exercisable for the remaining portion of the period ending on the three year anniversary of the date of termination.
In the case of a participant’s retirement after the age of 60 and after having completed 10 years of continuous service to the Company, the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the date of retirement will continue to be exercisable during the period ending on the three year anniversary of the date of participant’s retirement. In addition, the participant’s outstanding options and/or stock appreciation rights that have not vested prior to the date of retirement will vest and become exercisable on the dates on which such options and/or stock appreciation rights would have vested if the participant had continued in employment through such date (subject to satisfaction of any applicable performance objectives) and thereafter will continue to be exercisable during the period ending on the three year anniversary of the date of retirement. A participant’s retirement without meeting the criteria set forth above is treated as a voluntary resignation under the 2018 Equity Plan.
In the case of a participant’s voluntary resignation (other than with Good Reason or upon retirement as described above), the participant’s outstanding stock options and/or stock appreciation rights that have not vested prior to the date of termination will be forfeited and cancelled as of such date of termination and the participant’s outstanding stock options and/or stock appreciation rights that have vested prior to the participant’s date of termination will continue to be exercisable during the 90 day period following such date of termination.
Restricted Shares, Restricted Share Units, Performance Shares, and Performance Share Units
Unless otherwise determined by the Compensation Committee, in the case of a participant’s death or termination without Cause or resignation with Good Reason, the number of restricted shares, restricted share units, performance shares and performance units to be deemed earned by such participant on each subsequent applicable vesting date will equal the pro rata number of restricted shares, restricted share units, performance shares and performance units that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable restricted period or performance period during which the participant was actually employed, (subject to satisfaction of any applicable performance objective), provided that time-based restricted share units shall be settled according to the foregoing formula promptly after termination. In the event of a participant’s termination due to the participant’s voluntary resignation (other than upon retirement or with Good Reason), the participant’s unvested restricted shares, restricted share units, performance shares and performance units will be forfeited immediately.
In the case of a participant’s retirement after the age of 60 and after having completed 10 years of continuous service to the Company, all of participant’s unvested restricted shares, restricted share units, performance shares and performance units shall become vested on the date or dates on which such awards would have vested if participant had continued in employment through such date (subject to satisfaction of any applicable performance objective).
Termination for Cause
In the case of a participant’s termination for Cause, any and all then outstanding awards (other than stock payments) granted to the participant, whether or not vested, will be immediately forfeited and cancelled, without any consideration therefor, as of the commencement of the day that notice of such termination is given.
Change in Control
Definition
A change in control under the 2018 Equity Plan will occur upon:
(i)
the consummation of a consolidation, merger, amalgamation or other similar corporate reorganization of Primo Water whereby the voting shareowners of Primo Water prior to such event receive less than 50% of the voting shares of the surviving corporation, or, subject to certain limited exceptions, the acquisition by any person of securities representing 50% or more of the combined voting power of Primo Water’s then outstanding securities;

(ii)	the consummation by Primo Water of a sale of all or substantially all of its assets;
(iii)
the date on which a majority of Primo Water’s Board is not comprised of individuals who are members of the Board, or individuals whose appointment, election or nomination is not approved by at least two thirds of the incumbent directors; or

(iv)	a liquidation, dissolution or winding up of Primo Water.
Continuation, Assumption or Replacement of Awards
In the event of a change in control, the surviving or successor entity (or its parent corporation) may continue, assume or replace awards outstanding as of the date of the change in control (with such adjustments as may be required or permitted by the 2018 Equity Plan), and such awards or replacements will remain outstanding and be governed by their respective terms, subject to the terms of the 2018 Equity Plan. A surviving or successor entity may elect to continue, assume or replace only some awards or portions of awards.
Acceleration of Awards
If and to the extent that outstanding awards under the 2018 Equity Plan are not continued, assumed or replaced in connection with a change in control, then (i) outstanding options and stock appreciation rights issued to a participant that are not yet fully exercisable will immediately become exercisable in full and will remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied to the “target” level of performance specified in connection with the applicable award.
Payment for Awards
If and to the extent that outstanding awards under the 2018 Equity Plan are not continued, assumed or replaced in connection with a change in control, then the Compensation Committee may terminate some or all of such outstanding awards, in whole or in part, as of the effective time of the change in control in exchange for payments to the holders, as provided in the 2018 Equity Plan. Any payment will be made in such form, on such terms and subject to such conditions as the Compensation Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to Primo Water’s shareowners in connection with the change in control, and may include subjecting such payments to vesting conditions comparable to those of the award surrendered. Notwithstanding anything in the 2018 Equity Plan or an award agreement to the contrary, for any award that provides for deferred compensation subject to Code Section 409A (and is not otherwise exempt from the provisions of Code Section 409A), upon a change of control that qualifies as a change in control for purposes of Treas. Reg. Section 1.409A-3(a)(5), then each of the outstanding awards granted that are not yet fully exercisable shall become exercisable in full and any settlement of or payments due with respect to such awards shall be made within the time frame required by Code Section 409A.
Termination After a Change in Control
If and to the extent that awards are continued, assumed or replaced, and if within two years after the change in control a participant experiences an involuntary termination of employment or other service for reasons other than Cause, or terminates his or her employment or other service for Good Reason, then (i) outstanding options and stock appreciation rights issued to the participant that are not yet fully exercisable will immediately become exercisable in full and shall remain exercisable in accordance with their terms, (ii) all unvested restricted shares, restricted share units, performance shares and performance units will become immediately fully vested and non-forfeitable; and (iii) any performance objectives applicable to awards will be deemed to have been satisfied to the “target” level of performance specified in connection with the applicable award.
Impact of the 2018 Equity Plan on Primo Water’s Dilution or Overhang
Overhang is an analysis of potential dilution to shareowners from the equity being transferred to employees via equity incentive plans. Overhang is calculated by dividing (a) the number of outstanding awards under Primo Water’s equity compensation plans plus the number of common shares available for future grant under Primo Water’s equity compensation plans by (b) the number of shares described in clause (a) plus the total number of common shares outstanding. As of December 30, 2023, Primo Water’s basic overhang was approximately 4.29%. After approval of the 2018 Equity Plan, Primo Water estimates that its basic overhang will be approximately 8.74%.
Share Usage
In evaluating the number of shares to request for approval, the Board considered the Company’s historical gross burn rate (the number of equity awards granted during a period in proportion to the Company’s weighted average shares outstanding) and issued equity overhang (outstanding incentive awards and shares available for future awards in proportion to the Company’s outstanding shares). The Company’s gross burn rate (as calculated using ISS methodologies) for the 2023 fiscal year was 0.9% and the three-year average gross burn rate for fiscal years 2021 through 2023 was 1.2%.
	Awards Granted
			Restricted Share Units
Period	Stock Options Granted	Board Annual Equity Fee	Performance- Based Granted	Time-Based Granted	Total Shares
Fiscal Year 2021	18,167	76,502	483,800	665,267	1,243,936
Fiscal Year 2022	—	86,040	529,331	413,241	1,028,612
Fiscal Year 2023	—	97,002	439,706	230,796	767,504

Period	Full Value Awards(1)	Weighted Average Shares Outstanding	Burn Rate
Fiscal Year 2021	2,469,705	160,778,122	1.5%
Fiscal Year 2022	2,038,104	160,762,501	1.3%
Fiscal Year 2023	1,493,052	159,452,324	0.9%
(1)
Shares that are issued in the future under the 2018 Equity Plan will be applied to reduce the maximum number of shares remaining available for issuance under the 2018 Equity Plan on a one-to-one basis and awards that lapse or are forfeited will be returned to the pool on a one-to-one basis. However, each share issued pursuant to a “full-value” award (i.e., an award other than an option or stock appreciation right) granted prior to January 1, 2024. will be returned to the pool at the same 2.0 multiple at which it was debited. “Full value” awards include any awards other than options or stock appreciation rights.

The Board determined in light of these factors among others that it was appropriate to approve the Plan Amendment.
Outstanding Awards under the 2018 Equity Plan and the Amended and Restated Equity Plan
Set out below is information about outstanding awards under the 2018 Equity Plan and the Amended and Restated Equity Plan.
	Outstanding Stock Options Under All Equity Plans			Full Value Awards Outstanding Under All Equity Plans(4)	Number of Shares Available for Grant Under All Equity Plans(5)
As of Date	Number Outstanding(1)	Weighted- Average Exercise Price(2)	Weighted- Average Remaining Term(3)
12/30/2023	3,680,656	14.31	4.5	2,047,071	1,406,052
(1)	Represents outstanding stock options (and not exercised, forfeited or cancelled, as applicable) granted under the 2018 Equity Plan and the Amended and Restated Equity Plan.
(2)	Represents the weighted-average exercise price of outstanding stock options granted under the 2018 Equity Plan and the Amended and Restated Equity Plan.
(3)	Represents the average remaining term of outstanding stock options granted under the 2018 Equity Plan and the Amended and Restated Equity Plan.
(4)
Represents 544,339 shares pursuant to outstanding time-based restricted share units and 1,502,732 shares pursuant to outstanding performance-based restricted share units granted under the 2018 Equity Plan and the Amended and Restated Equity Plan.

(5)
Represents the number of shares available for future issuance under the 2018 Equity Plan. The Amended and Restated Equity Plan expired as of February 14, 2023, so no shares remain available for future issuance under such plan.

Performance Objectives
The 2018 Equity Plan provides that grants of performance shares, performance units or, when determined by the Compensation Committee, options, restricted shares, restricted share units or other stock-based awards may be made based upon performance objectives.
Adjustments
In the event of any equity restructuring that causes the per share value of shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Compensation Committee will make such adjustments as it deems equitable and appropriate to the aggregate number and kind of shares or other securities issued or reserved for issuance under the plan, the number and kind of shares or other securities subject to outstanding awards, the exercise price of outstanding options and stock appreciation rights, and any maximum limitations prescribed by the plan with respect to certain types of awards or the grants to individuals of certain types of awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of Primo Water, the above mentioned adjustments may be made as determined to be appropriate and equitable by the Compensation Committee to prevent dilution or enlargement of rights of participants.
Transferability of Awards Made Under the 2018 Equity Plan
No award granted under the 2018 Equity Plan may be transferred or assigned other than by will or the laws of descent and distribution for normal estate settlement purposes, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant or, in the event of the participant’s legal incapacity, by the guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law.
Forfeiture for Violation of Restrictive Covenants
An award agreement under the 2018 Equity Plan may provide for forfeiture of the award, cancellation of shares issued pursuant to the award, or clawback or setoff of the award’s value, in the event of a grantee’s breach of restrictive covenants, such as non-competition or confidentiality restrictions, applicable to the grantee.
Forfeiture and Compensation Recovery
Awards (and any compensation associated therewith) will be subject to forfeiture, recovery by Primo Water or other action pursuant to any compensation recovery policy adopted by the Board or the Compensation Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any award may be unilaterally amended by the Compensation Committee to comply with any such compensation recovery policy.
Termination of the 2018 Equity Plan
The 2018 Equity Plan will terminate on February 28, 2028, and no awards will be granted under the 2018 Equity Plan after that date. Termination of the 2018 Equity Plan will not affect any participant’s rights under any then outstanding award without the written consent of such participant.
Amendment of the 2018 Equity Plan
The 2018 Equity Plan may be amended by the Board. Certain amendments require the further approval of the shareowners of Primo Water, including any increase in the number of shares that may be issued under the 2018 Equity Plan or any changes to limits on the amount of awards or the value of vested awards to individual participants. In addition, no such amendment may modify the re-pricing prohibition set forth in the 2018 Equity Plan. The Board may condition any amendment on the approval of the shareowners if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of an applicable securities exchange or other applicable laws, policies or regulations. Shareowner approval will be required in the case of any reduction in the exercise price or extension of the term of an award benefiting an insider of Primo Water. The following amendments may be made without the approval of Primo Water’s shareowners: (1) amendments of a “housekeeping” nature; (2) a change to vesting provisions; (3) a change to employment termination provisions that does not entail an extension beyond the original expiry date; and (4) any other amendment that does not require shareowner approval pursuant to the rules of any applicable securities exchange.
United States Federal Income Tax Consequences
The following is a brief summary of certain of the United States federal income tax consequences of certain transactions under the 2018 Equity Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences. In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).
An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the exercise price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.
A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.
A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment, with respect to performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted stock received. To the extent that a participant recognizes ordinary income in the circumstances described above, Primo Water or the subsidiary for which the participant performs services will be entitled to a corresponding deduction; provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Code Section 280G.
Awards of stock appreciation rights, performance shares and performance units under the 2018 Equity Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. Generally, to the extent that any award is subject to the requirements of Code Section 409A and fails to meet the requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest. It is the intent of Primo Water that awards under the 2018 Equity Plan will be structured and administered in a manner that either is exempt from or complies with the requirements of Code Section 409A.
Toronto Stock Exchange Approval
The TSX has conditionally approved the Plan Amendment and the listing of the additional shares that may be issued under the 2018 Equity Plan pursuant to the Plan Amendment. Listing is subject to Primo Water fulfilling all of the listing requirements of the TSX, including the requirement to receive shareowner approval.
Shareowner Approval
Pursuant to the rules of the TSX, the adoption of the Plan Amendment requires the approval of a majority of the votes cast at a meeting of shareowners. The NYSE also requires shareowner approval of equity plans, including amendments such as the Plan Amendment. Accordingly, shareowners will be asked to pass an ordinary resolution in the form set forth in Appendix D to this proxy statement to authorize and approve the adoption of the Plan Amendment.
Failure to Adopt Resolution
If the resolution set out at Appendix D is not adopted, Primo Water may continue to make grants under the 2018 Equity Plan in accordance with the current terms of such plan.
2018 Equity Plan Benefits
If the Plan Amendment is approved, the amount of awards to our non-employee directors, executive officers and other employees is not determinable at this time because such awards would be made in the future. No grants or awards have been made that are conditioned upon shareowner approval of the Plan Amendment.

For illustrative purposes, the following table sets forth the number of shares subject to awards granted under the 2018 Equity Plan during the year ended December 30, 2023 to our named executive officers, all executive officers as a group, all non-employee directors as a group, and all employees, other than executive officers, as a group. Such awards were not subject to shareowner approval of the Plan Amendment and would not have changed if the Plan Amendment had been in effect:
Name and Position	Number of Shares Subject to 2023 Stock Awards (#)
Robbert Rietbroek Chief Executive Officer	—(1)
Thomas J. Harrington Former Chief Executive Officer	—(2)
David Hass Chief Financial Officer	212,296(3)
Marni Morgan Poe Chief Legal Officer	114,258(4)
Anne Melaragni Chief Human Resources Officer	70,529(5)
William “Jamie” Jamieson Chief Information Officer	36,673(6)
Jay Wells Former Chief Financial Officer	—(7)
Cate Gutowski Former Chief Operating Officer	—(8)
All Current Executive Officers as a Group	476,070
Non-Employee Director Group	97,002(9)
Non-Executive Officer Employee Group	634,138(10)
(1)	Mr. Rietbroek joined the Company on January 1, 2024.
(2)	Mr. Harrington was not granted any performance-based or time-based restricted share units in 2023.
(3)	Consists of 165,404 performance-based restricted share units (calculated at maximum performance) and 46,892 time-based restricted share units.
(4)	Consists of 90,856 performance-based restricted share units (calculated at maximum performance) and 23,402 time-based restricted share units.
(5)	Consists of 56,084 performance-based restricted share units (calculated at maximum performance) and 14,445 time-based restricted share units.
(6)	Consists of 29,162 performance-based restricted share units (calculated at maximum performance) and 7,511 time-based restricted share units.
(7)	Mr. Wells was not granted any performance-based or time-based restricted share units in 2023.
(8)	Ms. Gutowski was not granted any performance-based or time-based restricted share units in 2023.
(9)	Represents the issuance of 97,002 common shares in aggregate to each of the nine non-employee directors in payment of the annual director long-term incentive fee for non-employee directors.
(10)	Consists of 504,258 performance-based restricted share units (calculated at maximum performance) and 129,880 time-based restricted share units.
The Board and management recommend that you vote FOR the resolution adopting the Plan Amendment. A majority of the votes cast must be in favor of the resolution adopting the Plan Amendment, which is set out at Appendix D on page D-1, in order for it to be approved. If a proxy card is returned and does not specify how the shares should be voted on the resolution set out in Appendix D, the persons named in the enclosed proxy intend to vote in favor of the resolution. The full text of the Plan Amendment is attached at Appendix C at page C-1 of this proxy statement. The foregoing discussion of the 2018 Equity Plan is qualified in its entirety by reference to the Plan Amendment at Appendix C.

ADDITIONAL INFORMATION
Information about Primo Water
Upon request to our Secretary you may obtain a copy of our Annual Report on Form 10-K and management’s discussion and analysis (“MD&A”) of financial condition and results of operations for the fiscal year ended December 30, 2023, our 2023 audited financial statements, and additional copies of these documents. Copies of these documents may also be obtained on our website at www.primowatercorp.com, on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com and on the EDGAR website maintained by the SEC at www.sec.gov. Financial information is provided in Primo Water’s comparative annual financial statements and MD&A for its most recently completed financial year.
In addition, we have made available on our website our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, as well as the charters of each of our Compensation Committee, ESG and Nominating Committee and Audit Committee. Copies of any of these documents are available in print to any shareowner upon request to our Secretary.
Householding
Some banks, securities dealers, brokers, trust companies and other intermediary record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice, or if applicable, only one copy of our proxy statement or annual report may have been sent to multiple shareowners in your household. We will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as follows: Primo Water Corporation, 1150 Assembly Drive, Suite 800, Tampa, Florida 33607, Attention: Investor Relations Department; telephone number (813) 544-8515. If you want to receive separate copies of future materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, securities dealer, broker, trust company or other intermediary record holder, or you may contact us at the above address and phone number.
Approval
Primo Water’s Board has approved the contents and sending of this proxy statement.

MARNI MORGAN POE

Chief Legal Officer and Secretary
March 28, 2024

APPENDIX A
SUMMARY OF 2024 RIGHTS PLAN
Summary
Pursuant to the 2024 Rights Plan, one common share purchase right (individually, a “Right” and, collectively, the “Rights”) is issued for each outstanding common share to shareowners of record at the close of business on the Record Date (May 1, 2018) (the “Record Time”). The 2024 Rights Plan will utilize the mechanism of a “Permitted Bid” (as described below) to protect shareowners by requiring all potential bidders to comply with the conditions specified in the Permitted Bid provisions or else such bidders will be subject to the dilutive features of the 2024 Rights Plan.
Under the 2024 Rights Plan, the Rights will be evidenced by the certificates evidencing Common Shares until the close of business on the 10th trading day after the earliest of: (i) the first date of public announcement by Primo Water or an “Acquiring Person”(as defined below) of facts indicating that a person has become an Acquiring Person; (ii) the date of commencement of, or first public announcement of the intent of any person (other than Primo Water or any subsidiary of Primo Water) to commence, a take-over bid, other than a Permitted Bid or a Competing Permitted Bid (as defined below); or (iii) two days following the date upon which a Permitted Bid or Competing Permitted Bid ceases to qualify as such, or such later date as may be determined by the Board (the “Separation Time”). Prior to the Separation Time, the Rights will not be exercisable. Following the Separation Time, each Right will entitle the registered holder to purchase from Primo Water one common share at a price equal to three times the market price per voting share, subject to adjustment pursuant to the terms of the 2024 Rights Plan (the “Exercise Price”).
Under the 2024 Rights Plan, if a transaction or event occurs that results in a person becoming an Acquiring Person (a “Flip-in Event”) then the Rights beneficially owned by an Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing (including transferees) will become void and the Rights (other than those beneficially owned by the Acquiring Person, its associates, affiliates and any person acting jointly or in concert with the foregoing or any transferee) entitle the holder to purchase, effective at the close of business on the 10th business day after the first date of public announcement by Primo Water or an Acquiring Person of facts indicating that a person has become an Acquiring Person, for the Exercise Price, that number of Common Shares having an aggregate market price equal to twice the Exercise Price, subject to adjustment in certain circumstances.
An “Acquiring Person” is a person that beneficially owns 20% or more of Primo Water’s outstanding Common Shares, other than Primo Water or any subsidiary of Primo Water, an underwriter or member of a banking or selling group acquiring voting shares from Primo Water in connection with a distribution of securities, or any person that would become an Acquiring Person as a result of certain exempt transactions. These exempt transactions include, among others, (i) acquisitions pursuant to a Permitted Bid, (ii) certain other specified exempt acquisitions, and (iii) transactions to which the application of the 2024 Rights Plan has been waived by the Board.
The 2024 Rights Plan will not be triggered by a Permitted Bid or a Competing Permitted Bid.
A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular to all registered holders of Primo Water’s voting shares, other than the offeror, and the bid is subject to irrevocable and unqualified conditions (and only so long as all the conditions are met) that (i) no voting shares shall be taken up or paid for prior to the close of business on a date which is not less than 105 days after the date of the take-over bid and then only if more than 50% of the outstanding voting shares held by Independent Shareholders (as defined below) have been deposited or tendered pursuant to the take-over bid and not withdrawn, (ii) voting shares may be deposited pursuant to the take-over bid (unless the take-over bid is withdrawn) at any time prior to the close of business on the date on which voting shares are first taken up and paid for under the take-over bid and may be withdrawn until taken up and paid for, and (iii) if on the date on which voting shares may be taken up and paid for, more than 50% of the voting shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, that fact will be publicly announced by the offeror and the take-over bid will be extended for at least 10 business days following such announcement.
“Independent Shareholders” means holders of Common Shares, but shall not include (i) any Acquiring Person, (ii) any offeror, (iii) any person acting jointly or in concert with an Acquiring Person or an offeror, (iv) any affiliate or associate of such Acquiring Person or such offeror, or (v) any person holding Common Shares under any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of Primo Water or a subsidiary of Primo Water, unless the beneficiaries of any such plan or trust direct the manner in which the Common Shares are to be voted or withheld from voting or direct whether the Common Shares are to be tendered to a take-over bid.
A “Competing Permitted Bid” is a take-over bid made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid and that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for voting shares tendered under a Competing Permitted Bid is not 105 days, but is instead no earlier than 10 days from the date of Primo Water’s public announcement announcing the fact that the requirements of a Competing Permitted Bid have been satisfied.
Neither a Permitted Bid nor a Competing Permitted Bid is required to be approved by the Board and such bids may be made directly to shareowners. Acquisitions of Primo Water’s voting shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.
Certificates and Transferability
The 2024 Rights Plan will provide that, until the Separation Time, the Rights may be transferred with and only with the Common Shares and certificates for Common Shares will evidence one Right for each common share represented by the certificate. Certificates for Common Shares issued after the Record Time shall bear a legend stating that each certificate also represents one Right. Promptly after the Separation Time, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of Common Shares as of the Separation Time (other than an Acquiring Person and other excluded persons pursuant to the terms of the 2024 Rights Plan). Such separate Right Certificates alone will evidence the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareowner, including no right to vote or to receive dividends.
Redemption, Waiver and Amendment
The Board may, at any time prior to the occurrence of a Flip-In Event, with the consent of the majority of Independent Shareholders if prior to the Separation Time or the majority of the holders of Rights (other than an Acquired Person or other holder excluded by the terms of the 2024 Rights Plan) if after the Separation Time, redeem the Rights in whole, but not in part, at a price of $0.00001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of an acquisition of the Common Shares otherwise than pursuant to a take-over bid made by means of a take-over bid circular to all holders of record of Voting Shares, with the prior consent of the majority of Independent Shareholders, waive the application of the 2024 Rights Plan to such Flip-in Event.
The Board may also waive the application of the 2024 Rights Plan to a Flip-in Event, if the Board has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person. Any such waiver must be on the condition that such Acquiring Person has, within 14 days after the Board’s determination (or such earlier or later date as the Board decides), reduced its beneficial ownership of the Common Shares such that it is no longer an Acquiring Person. In the event of such waiver, for the purposes of the 2024 Rights Plan, the Flip-in Event shall be deemed never to have occurred.
In the event that, prior to the occurrence of a Flip-in Event, a person acquires Common Shares pursuant to a Permitted Bid, a Competing Permitted Bid or pursuant to a take-over bid for which the Board has waived the application of the 2024 Rights Plan, then Primo Water shall, immediately upon such acquisition and without further formality, redeem the Rights at the Redemption Price.
The Board may, at any time prior to the occurrence of a Flip-in Event that would occur by reason of a take-over bid for all of the voting shares made by means of a take-over bid circular sent to all holders of record of voting shares, waive the application of the 2024 Rights Plan to such Flip-in Event by prior written notice delivered to the Rights Agent (as defined in the 2024 Rights Plan), provided however, that if the Board waives the application of the 2024 Rights Plan to such Flip-in Event, the Board shall be deemed to have waived the application of the 2024 Rights Plan to any other Flip-in Event occurring by reason of any take-over bid for all voting shares which is made by means of a take-over bid circular sent to all holders of record of voting shares prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been granted.
Prior to the Separation Time, Primo Water may, by resolution of the Board and with the prior consent of the majority of Independent Shareholders, supplement, amend, vary, rescind or delete any of the provisions of the 2024 Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally). Following the Separation Time, Primo Water may, by resolution of the Board and with the prior consent of the majority of the holders of the Rights (other than an Acquiring Person or other holder as excluded by the terms of the 2024 Rights Plan), amend, vary or rescind any of the provisions of the 2024 Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of the Rights generally).
Term
If approved at the 2024 Annual and Special Meeting of Shareowners, the 2024 Rights Plan must be reconfirmed at every third annual meeting of Primo Water’s shareowners following the 2024 Annual and Special Meeting of Shareowners. The 2024 Rights Plan and the Rights will terminate on the date of such third annual meeting if the 2024 Rights Plan is not reconfirmed or presented for reconfirmation at such meeting.
Notwithstanding the foregoing, the Rights will terminate on the close of business on the 10th anniversary of its adoption on May 1, 2018.

APPENDIX B
RESOLUTION APPROVING 2024 RIGHTS PLAN
BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:
1.
the shareholder rights plan of Primo Water Corporation (the “Company”) be continued, and the Second Amended and Restated Shareholder Rights Plan Agreement dated as of May 8, 2024 between the Company and Computershare Investor Services Inc., as rights agent (the “2024 Rights Plan”), which amends and restates the Shareholder Rights Plan Agreement dated as of May 1, 2018, as amended and restated on May 4, 2021, between the Company and Computershare Investor Services Inc., as rights agent, and which confirms shareholder protection rights to holders of common shares that are outstanding at the Record Time (as defined in the 2024 Rights Plan) on the terms set out in the 2024 Rights Plan, and continues the issuance of the Rights thereafter to holders of newly issued common shares until the termination or expiration of the 2024 Rights Plan, be and is hereby reconfirmed, ratified and approved; and

2.
any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and to deliver all documents and take such actions as such person may determine to be necessary or advisable to implement this resolution, the execution of any such document or the doing of any such other action being conclusive evidence of such determination.

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APPENDIX C
AMENDMENT NO. 4 TO 2018 EQUITY PLAN
RECITALS
A.
Pursuant to section 17(a) of the Primo Water Corporation 2018 Equity Incentive Plan (the “Plan”), the board of directors of Primo Water Corporation (the “Company”) wish to amend the Plan as hereinafter set forth.

NOW THEREFORE, this Amendment No. 4 is hereby adopted on this 21st day of February, 2024, effective as of the date shareowner approval of this Amendment is obtained:
1.	Section 4(a) of the Plan is hereby amended and restated in full to read as follows:
(a)
Reserved Shares. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of Shares that may be issued from treasury with respect to Awards shall not in the aggregate exceed 14,804,000 Shares. The Shares issued by the Company hereunder may at the Company’s option be either (i) evidenced by a certificate registered in the name of the Grantee or his or her designee; or (ii) credited to a book-entry account for the benefit of the Grantee maintained by the Company’s stock transfer agent or its designee.

Each Share that is issued under the Plan or that is potentially issuable pursuant to an Award granted on or after January 1, 2024 will be applied to reduce that maximum number of Shares remaining available for issuance under the Plan by 1.0 Share. Any Shares subject to an Award that, at any time, lapses, is forfeited or cancelled, expires, or for any reason is terminated unexercised or unvested, or is settled or paid in cash or any form other than Shares shall not count towards the maximum number of Shares that may be issued under the Plan as set forth in this Section 4 and shall be available for future Awards; provided, however, that each Share made available under this provision in connection with the lapse, forfeiture, cancellation, termination or cash settlement of Awards other than Options or Stock Appreciation Rights (each such other Award referred to herein as a “full-value” Award) granted prior to January 1, 2024 shall increase the number of Shares available for reissuance by 2.0 Shares. Similarly, any Shares that are withheld by the Company, or any previously-acquired shares that are tendered (either actually or by attestation), in either case to satisfy any tax withholding obligation with respect to a full-value Award shall not count towards the maximum number of Shares that may be issued under the Plan as set forth in this Section 4 and shall be available for future Awards, provided, however, that each Share made available under this provision in connection with full-value Awards granted prior to January 1, 2024 shall increase the number of Shares available for reissuance by 2.0 Shares. Notwithstanding anything to the contrary in this Section 4(a), the following Shares shall not again become available for issuance under the Plan: (i) any and all Shares awarded as part of an Option or Stock Appreciation Right that are withheld by the Company to satisfy any tax withholding obligation, and any previously-acquired Shares tendered (actually or by attestation) in payment of any taxes relating to an Option or Stock Appreciation Right; (ii) Shares that would have been issued upon exercise of an Option but for the fact that the exercise was pursuant to a “net exercise” arrangement or by any previously-acquired shares tendered in payment of such Exercise Price; (iii) Shares covered by a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon its exercise; and (iv) Shares that are repurchased by the Company using Option exercise proceeds or otherwise.
2.	Section 4(b) of the Plan is hereby amended and restated in full to read as follows:
(b)
Incentive Stock Option Maximum. In no event shall the number of Shares issued from treasury or otherwise upon the exercise of Incentive Stock Options exceed 14,804,000 Shares, subject to adjustment as provided in Section 15 of the Plan.

3.	Section 6(f) of the Plan is hereby amended and restated in full to read as follows:
(f)
Vesting. Subject to Section 11, each Option grant may specify a period of continuous employment of the Grantee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options shall become exercisable.

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4.	Section 6(g) of the Plan is hereby amended and restated in full to read as follows:
(g)
Incentive Stock Option Limitations. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares as of the Grant Date with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. No Grantee may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Grantee would own (after application of the rules contained in Section 424(d) of the Code) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date. For purposes of continued service by a Grantee who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, or otherwise fails to qualify as an Incentive Stock Option, such Option shall thereafter be treated as a Nonqualified Stock Option.

5.	Section 8(d) of the Plan is hereby amended and restated in full as follows:
(d)
Dividend, Vesting and Other Ownership Rights. Unless otherwise determined by the Committee, an Award of Restricted Shares shall entitle the Grantee to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue; provided however that any or all dividends or other distributions paid on the Restricted Shares during the period for which the substantial risk of forfeiture is to continue be automatically sequestered and reinvested in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine. Unless otherwise determined by the Committee, a Grantee shall not have any rights as a shareholder with respect to Shares underlying an Award of Restricted Share Units until such time, if any, as the underlying Shares are actually issued to the Grantee, which may, at the option of the Company be either (i) evidenced by delivery of a certificate registered in the name of the Grantee or his or her designee; or (ii) credited to a book-entry account for the benefit of the Grantee maintained by the Company’s stock transfer agent or its designee. The Committee may provide in a Restricted Share Unit Award Agreement for the payment of dividend equivalents and distributions to the Grantee at the time of vesting or other payout of the Restricted Share Units, provided, however, if the payment or crediting of dividends or dividend equivalents is in respect of an Award that is subject to Code Section 409A, then the payment or crediting of such dividends or dividend equivalents shall conform to the requirements of Code Section 409A and such requirements shall be specified in writing.

6.	Subsection 17(a)(4) of the Plan is hereby amended and restated in full as follows:
(4)	Any other amendment that does not require shareholder approval pursuant to the rules of the Toronto Stock Exchange or the New York Stock Exchange.
Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, as amended hereby, shall continue in full force and effect.
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APPENDIX D
RESOLUTION APPROVING AMENDMENT NO. 4 TO 2018 EQUITY PLAN
BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:
1.
The Amendment No. 4 to the Primo Water Corporation 2018 Equity Incentive Plan, as described in the proxy statement dated March 28, 2024 for Primo Water Corporation’s annual and special meeting of shareowners (the “Proxy Statement”) to be held on May 8, 2024, under the heading “Approval of Amendment No. 4 to 2018 Equity Plan”, which includes increasing the number of common shares under the 2018 Equity Incentive Plan to 14,804,000 common shares and other changes as more particularly described in Appendix C of the Proxy Statement, is hereby authorized and approved.

2.
Any officer or director of Primo Water Corporation be and is hereby authorized and directed, for and on behalf of Primo Water Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

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APPENDIX E
PRIMO WATER CORPORATION (the “Corporation”)
MANDATE OF THE BOARD OF DIRECTORS
Purpose:
The purpose of this mandate is to set out the responsibilities of the Board of Directors of the Corporation. The Board of Directors is committed to fulfilling its statutory mandate to supervise the management of the business and affairs of the Corporation with the highest standards of ethical conduct and in the best interests of the Corporation. The Board of Directors approves the strategic direction of the Corporation and oversees the performance of the Corporation’s business and management. The management of the Corporation is responsible for presenting strategic plans to the Board of Directors for review and approval and for implementing the Corporation’s strategic direction.
This mandate should be read in conjunction with the Corporate Governance Guidelines of the Corporation which set out additional responsibilities of the Board of Directors and contain guidelines pertaining to, inter alia, board size, selection, expectations, committees and meetings.
Responsibilities:
The Board of Directors shall:
1.
Satisfy itself as to the integrity of the Chief Executive Officer and other senior officers and that the Chief Executive Officer and other senior officers create a culture of integrity throughout the Corporation.

2.
Review and approve the annual operating plan (including the capital budget), long- and short-term strategic plans (which take into account, among other things, the opportunities and risks facing the Corporation’s business) and business objectives of the Corporation that are submitted by management and monitor the implementation by management of the strategic plan.

3.
Identify and review the principal business risks of the Corporation’s business and oversee, with the assistance of the Audit Committee, the implementation and monitoring of appropriate risk management systems and the monitoring of risks.

4.
Ensure, with the assistance of the ESG and Nominating Committee, the effective functioning of the Board of Directors and its committees in compliance with the corporate governance requirements of stock exchange listing rules and applicable law, and that such compliance is reviewed periodically by the ESG and Nominating Committee.

5.
Develop the Corporation’s approach to corporate governance. The ESG and Nominating Committee shall develop a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board of Directors shall review and approve the principles and guidelines applicable to the Corporation and its officers, directors, and employees, including the Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics.

6.
Satisfy itself that internal controls and management information systems for the Corporation are in place, are evaluated as part of the internal auditing process and reviewed periodically at the initiative of the Audit Committee.

7.
Assess the performance of the Corporation’s executive officers, including establishing and monitoring appropriate systems for succession planning as set forth in the Corporate Governance Guidelines of the Corporation (including appointing, training and monitoring senior management) and for periodically monitoring the compensation levels of such executive officers based on determinations and recommendations made by the Human Resources and Compensation Committee.

8.	Ensure that the Corporation has in place a policy for effective communication with shareowners, other stakeholders and the public generally.
9.
Review and, where appropriate, approve the recommendations made by the various committees of the Board of Directors, including, without limitation, to: select nominees for election to the Board; appoint directors to fill vacancies on the Board of Directors; appoint and replace, as applicable, the chairman, the lead independent director, the members of the various committees of the Board of Directors and the chair of each such committee; and establish the form and amount of director compensation.

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The Board of Directors has delegated to the Chief Executive Officer, working with the other executive officers of the Corporation and its affiliates, the authority and responsibility for managing the business of the Corporation.
The Chief Executive Officer shall seek the advice and, in appropriate situations, the approval of the Board of Directors with respect to extraordinary actions to be undertaken by the Corporation, including those that would make a significant change in the financial structure or control of the Corporation, the acquisition or disposition of any significant business, the entry of the Corporation into a major new line of business or transactions involving related parties.
Measures for Receiving Shareowner Feedback:
The Corporation shall provide a mechanism for receiving feedback from shareowners regarding its publicly disseminated materials and otherwise. The Board of Directors, upon recommendation of the ESG and Nominating Committee, will adopt specific procedures for permitting shareowner feedback and communication with the Board of Directors, including procedures that address consideration of persons suggested by shareowners as potential director nominees. Shareowners must comply with the “advance notice” requirements of the Corporation’s by-laws to suggest a nominee to the Board of Directors, unless such requirements are waived by the Board of Directors.
Expectations of Directors:
The Board of Directors shall develop and update, in conjunction with the ESG and Nominating Committee, specific expectations of directors. Such expectations shall be set out in the Corporate Governance Guidelines of the Corporation.
Annual Evaluation:
At least annually, the Board of Directors through the ESG and Nominating Committee shall, in a manner the Board of Directors determines to be appropriate:
•
Conduct a review and evaluation of the performance of the Board of Directors and its members, its committees and their members, including the compliance of the Board of Directors with this mandate and of the committees with their respective charters.

•	Review and assess the adequacy of this mandate.
No Rights Created:
This mandate is a broad policy statement and is intended to be part of the Board of Directors’ flexible governance framework. While this mandate should comply with all applicable law and the Corporation’s articles and by-laws, this mandate does not create any legally binding obligations on the Board of Directors, any committee of the Board of Directors, any director or the Corporation.
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APPENDIX F
PRIMO WATER CORPORATION (the “Corporation”)
AUDIT COMMITTEE (the “Committee”)
CHARTER
Purpose:
The Committee is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling the oversight responsibilities it has with respect to: (i) the integrity of the financial statements of the Corporation; (ii) the Corporation’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Corporation’s independent auditor; (iv) the performance of the Corporation’s internal auditors and independent auditor; and (v) disclosure controls, internal controls over financial reporting, and compliance with ethical standards adopted by the Corporation. In performing its duties, the Committee will foster an environment of open communication and adherence to the Corporation’s policies, practices and procedures at all levels. The Committee will also maintain effective working relationships with the Board, management, and the auditors.
Committee Authority and Responsibilities:
To fulfill its responsibilities and duties, the Committee shall:
Meetings
1.
Report regularly to the Board by means of written or oral reports, submission of minutes of Committee meetings or otherwise, from time to time or whenever it shall be called upon to do so, including a review of any issues that arise with respect to the quality and integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal auditors.

2.
Meet as often as it determines necessary, but not less frequently than quarterly. The Committee shall meet separately in person, by videoconference or telephonically, periodically, with management (including the Chief Financial Officer and Chief Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

3.
Meet privately with management and the independent auditor (together or separately), as frequently as the Committee deems appropriate for the Committee to fulfill its responsibilities, to discuss any concerns of the Committee, management or the independent auditors.

Financial Statement and Disclosure Matters
4.
Meet to review and discuss the annual audited financial statements with management and the independent auditor, including the Corporation’s specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Form 10-K.

5.
Meet to review and discuss the quarterly financial statements with management and the independent auditor prior to filing the Corporation’s Form 10-Q, including the results of the independent auditor’s review of the Corporation’s quarterly financial statements.

6.
Discuss with management and the independent auditor significant financial accounting and reporting issues, complex or unusual transactions and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles and the implementation thereof.

7.
Review and discuss with management and the independent auditor any issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting and engage in resolution thereof.

8.
Prepare the audit report required by the rules of the SEC to be included in the Corporation’s annual proxy circular and any other Committee reports required by applicable U.S. or Canadian securities laws or stock exchange listing requirements or rules.

9.
Discuss with management the Corporation’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information) prior to the public disclosure thereof by the Corporation, as well as financial information and earnings guidance provided to analysts and rating agencies.

10.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation’s financial statements.
11.
Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

12.
Review and discuss with management (including the senior internal audit executive) and the independent auditor the Corporation’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Corporation’s Form 10-K.

Oversight of the Corporation’s Risk Management Function
13.
Oversee the risk management activities of the Corporation, which will include holding periodic discussions with management regarding the Corporation’s guidelines and policies with respect to risk assessment, risk management, and major strategic, financial and operational risk exposures such as fraud, cybersecurity and data privacy and security matters, environmental, competitive and regulatory risks. The Committee shall receive regular reports regarding such risks and the steps management has taken to monitor and control any exposure resulting from such risks. The Committee shall, on at least an annual basis, facilitate a discussion with the Board regarding the Corporation’s risk management function and the Corporation’s major strategic, financial and operational risk exposures and disclosures.

14.
Review and discuss with the Board and others as it deems appropriate any litigation, claim or other contingency that could have a material effect upon the financial position or operating results of the Corporation.

15.	Oversee the Corporation’s insurance programs, any renewals or replacements thereof, including in respect of directors’ and officers’ insurance and indemnification for members of the Board.
Oversight of the Corporation’s Relationship with the Independent Auditor
16.
Subject to compliance with the requirements of applicable laws, have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareowner ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and advisors retained by the Committee (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditor shall report directly to the Committee.

17.
Before the engagement of the independent auditor and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Corporation that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

18.
Review with the independent auditor any audit problems or difficulties and management’s response. This review should include a discussion of (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information and (ii) any significant disagreements with management. The Committee may review, as it deems appropriate: (i) any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Corporation.
19.
Subject to compliance with the requirements of applicable laws, set clear hiring policies for employees or former employees and partners or former partners of the current and former independent auditor.

20.
At least annually, obtain and review a report from the independent auditor describing: (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Corporation (to assess the auditor’s independence).

21.
Based on the above mentioned report and the independent auditor’s work throughout the year, evaluate the qualifications, performance and independence of the independent auditor, and select the Corporation’s auditor for the next year, subject to shareowner ratification. In this evaluation, the Committee shall: (i) consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditor’s independence; (ii) evaluate the lead partner of the independent auditor’s team and make sure that there is a regular rotation of the lead partner, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditing firm on a regular basis; (iii) evaluate the independent auditor’s team; and (iv) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

22.
Review and discuss quarterly reports from the independent auditor (required by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), on: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. Additionally, the Committee shall review with the independent auditor the matters required to be discussed under the standards of the Public Company Accounting Oversight Board.

23.
Pre-approve all permitted auditing services and non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor. Notwithstanding the foregoing, the Chair of the Committee shall be permitted to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation or its subsidiary entities by its independent auditor; provided that any such pre-approvals shall be subject to ratification by the Committee at its next meeting. This permission is also subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

24.	Meet with the independent auditor prior to the annual audit to review and discuss the planning and staffing of the audit.
Oversight of the Corporation’s Internal Audit Function
25.
The senior internal audit executive will report directly to the Chair of the Committee and administratively on a dotted line to the Corporation’s Chief Financial Officer. The Committee will review and advise management on the selection and removal of the senior internal audit executive.

26.	Review the significant reports to management prepared by the internal audit department and management’s responses.
27.	Periodically review, with the independent auditor, the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

28.	Periodically review, with the senior internal audit executive, any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function’s work.
29.	Annually review and recommend changes (if any) to the internal audit charter.
Compliance Oversight Responsibilities
30.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
31.
Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

32.
Periodically review and discuss with management, the internal auditors, and the independent auditor the overall adequacy and effectiveness of the Corporation’s legal, regulatory and ethical compliance programs, including the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. The Committee shall periodically receive from management confirmation of its compliance with material legal and regulatory compliance requirements. The Committee shall advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics and Code of Ethics for Senior Officers. Consistent with these responsibilities, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures, and practices at all levels. The Committee shall also provide for open communication among the independent auditor, management, the internal audit function, and the Board.

33.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

34.	Discuss with the Corporation’s Chief Legal Officer legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies and internal controls.
35.
In order to properly carry out its responsibilities, have the authority, without seeking Board approval and to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Corporation and to any advisors employed by the Committee, as well as the funding levels for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Committee Membership and Evaluation:
36.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect annually from among its members a committee to be known as the “Audit Committee” to be composed of at least three independent directors, none of whom shall: (i) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; (ii) be affiliated with the Corporation or any of its affiliates; (iii) be officers or employees of the Corporation or of any of its affiliates, or have been an officer or employee of the Corporation, any of its affiliates or the independent auditor in the three years prior to being appointed to the Committee; or (iv) be an immediate family member of any of these persons.

37.
Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation’s stock is listed from time to time and in accordance with U.S. and Canadian securities laws, including applicable listing standards. At least one member of the Committee shall be an “audit committee financial expert” (as defined by the SEC).

38.
Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service on more than two other audit committees would not impair such member’s ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation’s annual proxy circular.

39.
A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone or video conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee.

40.
Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board, with or without cause, and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee. The Board shall fill Committee member vacancies by appointing a member from the Board. If a vacancy on the Committee exists, the remaining members shall exercise all the Committee’s powers so long as a quorum exists.

41.
Upon the recommendation of the ESG and Nominating Committee, the Board shall elect a member of the Committee to act as Chair of the Committee (the “Chair”). In the absence of the Chair from any meeting of the Committee, the members of the Committee shall appoint one of their number to act as Chair of the meeting. The Chair will appoint a secretary who will keep minutes of all meetings (the “Secretary”), which shall be circulated to members of the Board upon completion. The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chair.

42.	The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.
43.
The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

44.	At least annually, the Committee shall review and reassess the adequacy of this charter. The Committee shall annually review and assess the Committee’s own performance.
Disclosure:
This charter shall be made available on the Corporation’s website.
Interpretations and Determinations:
The Committee and the Board shall have the power and authority to interpret this charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.
Limitation of Audit Committee’s Role:
It is not the duty of the Committee to prepare financial statements, to plan or conduct audits or to determine that the Corporation’s financial statements and disclosure are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.
No Rights Created:
This charter is a broad policy statement and is intended to be part of the Committee’s flexible governance framework. While this charter should comply with all applicable laws, regulations and listing requirements and the Corporation’s articles and by-laws, this charter does not create any legally binding obligations on the Committee, the Board, any members of the Board or the Corporation.
Revised February 2023

APPENDIX G
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED REVENUE

(in millions of U.S. dollars)

Unaudited
For the Fiscal Year Ended
December 30, 2023
Revenue	$ 1,771.8

Bonus adjustments
Discontinued Operations revenue	575.0
Impact of foreign exchange rates on target	(48.3)
Tuck-in transactions not included in target	(12.2)
Bonus Adjusted Revenue	$ 2,286.3

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION

(in millions of U.S. dollars)

Unaudited
For the Fiscal Year Ended
December 30, 2023
Net income from continuing operations	$63.8
Interest expense, net	71.4
Income tax expense	27.0
Depreciation and amortization	193.3
EBITDA	$ 355.5

Acquisition and integration costs	9.5
Share-based compensation costs	14.1
Foreign exchange and other losses, net	5.7
Loss on disposal of property, plant and equipment, net	9.1
Gain on sale of property	(21.0)
Other adjustments, net	7.8
Adjusted EBITDA	$ 380.7

Bonus Adjustments:
Discontinued Operations Adjusted EBITDA	96.0
Impact of foreign exchange rates on target	(10.1)
Tuck-in transactions not included in target	(3.2)
Bonus Adjusted EBITDA	$ 463.4

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP - BONUS ADJUSTED OPERATING FREE
CASH FLOW

(in millions of U.S. dollars)

Unaudited
For the Fiscal Year Ended
December 30, 2023
Net cash provided by operating activities from continuing operations	$289.2
Less: Additions to property, plant, and equipment	(139.2)
Less: Additions to intangible assets	(8.5)
Free Cash Flow	$141.5

Acquisition and integration cash costs	7.0

Cash costs related to additions to property, plant and equipment for integration of acquired entities	0.3
Cash taxes paid for property sales	5.9
Tariffs refunds related to property, plant, and equipment	3.1
Adjusted Free Cash Flow	$157.8

Bonus Adjustments
Discontinued Operations Adjusted Free Cash flows	25.9
Impact of foreign exchange rates on target	(7.7)
Tuck-in transactions not included in target	(1.2)
Other adjustments	6.7
Bonus Adjusted Operating Free Cash Flow	$181.5

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP – PERFORMANCE SHARE UNIT ROIC

(in millions of U.S. dollars)

Unaudited
	For the Three Months Ended
	December 30, 2023	December 31, 2022	January 1, 2022
Net income from continuing operations (as reported)	$63.8	$58.7	$4.9

Adjustments:
Amortization expense of customer lists	30.1	31.5	31.0
Acquisition and integration costs	9.5	12.1	9.1
Share-based compensation costs	14.1	16.4	15.5
COVID-19 costs	—	(0.6)	2.0
Impairment charges	—	11.2	—
Foreign exchange and other losses (gains), net	5.7	0.9	(0.5)
Loss on extinguishment of long-term debt	—	—	27.2
Gain on sale of business	—	(0.7)	—
Gain on sale of property	(21.0)	(38.8)	—
Other adjustments, net	7.8	7.9	0.8
Tax impact of adjustments	(10.2)	(11.8)	(25.6)
Adjusted net income	$99.8	$86.8	$64.4

Foreign exchange impact to target	0.6	—	0.2
Interest expense, net	71.4	67.8	68.3
Tax impact of net income adjustments	10.2	11.8	25.6
Income Tax Expense	27.0	19.5	7.7
Adjusted Earnings Before Interest and Taxes	$209.0	$185.9	$166.2

Total equity	1,441.2	1,282.9	1,320.1
Interest bearing liabilities	1,285.0	1,469.0	1,511.1
Less: cash and cash equivalents	(507.9)	(78.8)	(82.0)
Less: net assets of discontinued operations	(192.2)	(596.3)	(641.3)
Invested Capital	$ 2,015.2	$ 2,076.8	$ 2,107.9

Return on Invested Capital	10.3%	9.0%	7.9%
			9.1%

PRIMO WATER CORPORATION
SUPPLEMENTARY INFORMATION - NON-GAAP – PERFORMANCE SHARE UNIT REVENUE

(in millions of U.S. dollars)

Unaudited
	For the Three Months Ended
	December 30, 2023	December 31, 2022	January 1, 2022
Revenue	$ 1,771.8	$ 1,693.2	$ 1,576.4

Adjustments:
Impact of foreign exchange rates on target	2.0	(0.5)	(3.0)
Revenues of acquired businesses	(48.1)	(29.6)	(4.6)
Discontinued operations(a)	553.4	522.0	494.4
Revenue	$ 2,279.1	$ 2,185.1	$ 2,063.2
			$ 6,527.4
(a)	Represents the value of the target for the businesses within discontinued operations

Primo Water Corporation
1150 Assembly Drive
Suite 800
Tampa, Florida 33607

www.primowatercorp.com

PRIMO WATER

PRIMO WATER CORPORATION
1500 ASSEMBLY DRIVE
SUITE 800
TAMPA, FLORIDA 33607

SCAN TO
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V29455-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRIMO WATER CORPORATION

The Board of Directors recommends you vote FOR all the director nominees, FOR Proposals 2, 3, 4 and 5:

1. **Election of Directors.** A "WITHHOLD" vote on any nominee will not be counted as a "FOR" vote.

Nominees:	For	Withhold
1a. Britta Bomhard	☐	☐
1b. Susan E. Cates	☐	☐
1c. Eric J. Foss	☐	☐
1d. Jerry Fowden	☐	☐
1e. Derek R. Lewis	☐	☐
1f. Lori T. Marcus	☐	☐
1g. Billy D. Prim	☐	☐
1h. Robbert Rietbroek	☐	☐
1i. Archana Singh	☐	☐
1j. Steven P. Stanbrook	☐	☐

	For	Against	Abstain
2. **Appointment of Independent Registered Certified Public Accounting Firm.** Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.	☐	☐	☐
3. **Non-Binding Advisory Vote on Executive Compensation.** Approval, on a non-binding advisory basis, of the compensation of Primo Water Corporation's named executive officers.	☐	☐	☐
4. **Shareholder Rights Plan.** Confirmation, ratification and approval of Primo Water Corporation's Shareholder Rights Plan.	☐	☐	☐
5. **Amendment No. 4 to 2018 Equity Incentive Plan.** Approval of Amendment No. 4 to Primo Water Corporation's 2018 Equity Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V29456-TBD

PRIMO WATER CORPORATION
THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREOWNERS
MAY 8, 2024

The shareowner(s) hereby appoint(s) Jerry Fowden, or failing him, Marni Morgan Poe, Chief Legal Officer & Secretary, or ______________________________ as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Primo Water Corporation (the "Company") that the shareowner(s) is/are entitled to vote at the Annual Meeting of Shareowners to be held at 8:00 a.m. (local time in Tampa, Florida) on Wednesday, May 8, 2024, online at www.virtualshareholdermeeting.com/PRMW2024, and any adjournment or postponement thereof.

Each shareowner has the right to appoint a person other than the director and officer of Primo Water Corporation indicated above to represent them as proxyholder at the Annual Meeting of Shareowners or any adjournment or postponement thereof. Such right can be exercised by filling in that person's name in the blank space located above.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. **IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION FOR EACH PROPOSAL.**

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE